IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETINGS TO BE HELD ON NOVEMBER 14, 2024.

THIS PROXY STATEMENT IS AVAILABLE AT www.proxy-direct.com/mfs-34066

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS® Aggressive Growth Allocation Fund

MFS® Alabama Municipal Bond Fund

MFS® Arkansas Municipal Bond Fund

MFS® Blended Research Core Equity Fund

MFS® Blended Research Emerging Markets Equity Fund

MFS® Blended Research Growth Equity Fund

MFS® Blended Research International Equity Fund

MFS® Blended Research Mid Cap Equity Fund

MFS® Blended Research Small Cap Equity Fund

MFS® Blended Research Value Equity Fund

MFS® California Municipal Bond Fund

MFS® Commodity Strategy Fund

MFS® Conservative Allocation Fund

MFS® Core Bond Fund

MFS® Core Equity Fund

MFS® Corporate Bond Fund

MFS® Diversified Income Fund

MFS® Emerging Markets Debt Fund

MFS® Emerging Markets Debt Local Currency Fund

MFS® Emerging Markets Equity Fund

MFS® Emerging Markets Equity Research Fund

MFS® Equity Income Fund

MFS® Georgia Municipal Bond Fund

MFS® Global Alternative Strategy Fund

MFS® Global Equity Fund

MFS® Global Growth Fund

MFS® Global High Yield Fund

MFS® Global New Discovery Fund

MFS® Global Opportunistic Bond Fund

MFS® Global Real Estate Fund

MFS® Global Total Return Fund

MFS® Government Securities Fund

MFS® Growth Allocation Fund

MFS® Growth Fund

MFS® High Income Fund

MFS® High Yield Pooled Portfolio

MFS® Income Fund

MFS® Inflation-Adjusted Bond Fund

MFS® International Diversification Fund

MFS® International Equity Fund

MFS® International Growth Fund

MFS® International Intrinsic Value Fund

MFS® International Large Cap Value Fund

MFS® International New Discovery Fund

MFS® Intrinsic Value Fund

MFS® Lifetime Income Fund

MFS® Lifetime 2025 Fund

MFS® Lifetime 2030 Fund

MFS® Lifetime 2035 Fund

MFS® Lifetime 2040 Fund

MFS® Lifetime 2045 Fund

MFS® Lifetime 2050 Fund

MFS® Lifetime 2055 Fund

MFS® Lifetime 2060 Fund

MFS® Lifetime 2065 Fund

MFS® Limited Maturity Fund

MFS® Low Volatility Equity Fund

MFS® Low Volatility Global Equity Fund

MFS® Managed Wealth Fund

MFS® Maryland Municipal Bond Fund

MFS® Massachusetts Municipal Bond Fund

MFS® Mid Cap Growth Fund

MFS® Mid Cap Value Fund

MFS® Mississippi Municipal Bond Fund

MFS® Moderate Allocation Fund

MFS® Municipal High Income Fund

MFS® Municipal Income Fund

MFS® Municipal Intermediate Fund

MFS® Municipal Limited Maturity Fund

MFS® New Discovery Fund

MFS® New Discovery Value Fund

MFS® New York Municipal Bond Fund

MFS® North Carolina Municipal Bond Fund

MFS® Pennsylvania Municipal Bond Fund

MFS® Prudent Investor Fund

MFS® Research Fund

MFS® Research International Fund

MFS® South Carolina Municipal Bond Fund

MFS® Technology Fund

MFS® Total Return Fund

MFS® Total Return Bond Fund

MFS® U.S. Government Cash Reserve Fund

MFS® U.S. Government Money Market Fund

MFS® Utilities Fund

MFS® Value Fund

MFS® Virginia Municipal Bond Fund

MFS® West Virginia Municipal Bond Fund

111 Huntington Avenue, Boston, Massachusetts 02199

The Proxy Statement, the accompanying Notice of a Special Meeting of Shareholders and the proxy card are being made available without charge by following the instructions on your Notice of Internet Availability of Proxy Materials. In addition, shareholders can find important information about each MFS Fund in the Funds’ latest annual and semi-annual reports (if any) to shareholders. Upon request and without charge, the Trusts will furnish each person to whom the Notice of Internet Availability of Proxy Materials or the Proxy Statement is delivered with a copy of these reports. You may obtain copies of one or more reports without charge by telephoning toll-free (800) 225-2606 or by writing to the Trust at the address appearing above or online at funds.mfs.com or by contacting MFS Service Center, Inc., each Fund’s transfer and shareholder servicing agent, at 111 Huntington Avenue, Boston, Massachusetts 02199.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 14, 2024

A Special Meeting of Shareholders of each of the above referenced funds (each, a “Fund” and collectively, the “Funds”) will be held at 111 Huntington Avenue, Boston, Massachusetts 02199, at 10:30 a.m., Eastern Standard Time, on Thursday, November 14, 2024, for the following purposes:

ITEM 1. To elect, effective as of January 1, 2025, Steven E. Buller, John A. Caroselli, Maureen R. Goldfarb, Peter D. Jones, John P. Kavanaugh, James W. Kilman, Jr., Clarence Otis, Jr., Michael W. Roberge, Maryanne L. Roepke, Paula E. Smith, Laurie J. Thomsen, and Darrell A. Williams as Trustees of each of the Trusts of which the Funds are series; and

ITEM 2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

Each Fund will hold its meeting simultaneously with each other Fund. With respect to Item 1, all of the shareholders of Funds that are series of the same Trust will vote together as a single class.

THE TRUSTEES THAT OVERSEE YOUR FUND RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

Only a Fund’s shareholders of record on August 23, 2024 will be entitled to vote at that Fund’s Meeting of Shareholders.

By order of the Board of Trustees CHRISTOPHER R. BOHANE

Assistant Secretary and Assistant Clerk

September 17, 2024

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, THEN PLEASE RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR, IF YOU HAVE REQUESTED A PROXY CARD BY MAIL, YOU MAY VOTE BY COMPLETING, SIGNING, DATING AND RETURNING THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, YOU WILL BE ASKED TO ENTER A UNIQUE CODE THAT HAS BEEN ASSIGNED TO YOU, WHICH IS PRINTED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR YOUR PROXY CARD. THIS CODE IS DESIGNED TO CONFIRM YOUR IDENTITY, PROVIDE ACCESS TO THE VOTING SITE AND CONFIRM THAT YOUR INSTRUCTIONS ARE PROPERLY RECORDED. IF YOU HAVE ANY QUESTIONS REGARDING THE PROXY STATEMENT, PLEASE CALL (800) 225-2606. PLEASE GIVE YOUR VOTING INSTRUCTIONS OR SUBMIT YOUR PROXY CARD PROMPTLY SO THAT IT IS RECEIVED BY THE DATE OF THE MEETING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST.

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS® Aggressive Growth Allocation Fund

MFS® Alabama Municipal Bond Fund

MFS® Arkansas Municipal Bond Fund

MFS® Blended Research Core Equity Fund

MFS® Blended Research Emerging Markets Equity Fund

MFS® Blended Research Growth Equity Fund

MFS® Blended Research International Equity Fund

MFS® Blended Research Mid Cap Equity Fund

MFS® Blended Research Small Cap Equity Fund

MFS® Blended Research Value Equity Fund

MFS® California Municipal Bond Fund

MFS® Commodity Strategy Fund

MFS® Conservative Allocation Fund

MFS® Core Bond Fund

MFS® Core Equity Fund

MFS® Corporate Bond Fund

MFS® Diversified Income Fund

MFS® Emerging Markets Debt Fund

MFS® Emerging Markets Debt Local Currency Fund

MFS® Emerging Markets Equity Fund

MFS® Emerging Markets Equity Research Fund

MFS® Equity Income Fund

MFS® Georgia Municipal Bond Fund

MFS® Global Alternative Strategy Fund

MFS® Global Equity Fund

MFS® Global Growth Fund

MFS® Global High Yield Fund

MFS® Global New Discovery Fund

MFS® Global Opportunistic Bond Fund

MFS® Global Real Estate Fund

MFS® Global Total Return Fund

MFS® Government Securities Fund

MFS® Growth Allocation Fund

MFS® Growth Fund

MFS® High Income Fund

MFS® High Yield Pooled Portfolio

MFS® Income Fund

MFS® Inflation-Adjusted Bond Fund

MFS® International Diversification Fund

MFS® International Equity Fund

MFS® International Growth Fund

MFS® International Intrinsic Value Fund

MFS® International Large Cap Value Fund

MFS® International New Discovery Fund

MFS® Intrinsic Value Fund

MFS® Lifetime Income Fund

MFS® Lifetime 2025 Fund

MFS® Lifetime 2030 Fund

MFS® Lifetime 2035 Fund

MFS® Lifetime 2040 Fund

MFS® Lifetime 2045 Fund

MFS® Lifetime 2050 Fund

MFS® Lifetime 2055 Fund

MFS® Lifetime 2060 Fund

MFS® Lifetime 2065 Fund

MFS® Limited Maturity Fund

MFS® Low Volatility Equity Fund

MFS® Low Volatility Global Equity Fund

MFS® Managed Wealth Fund

MFS® Maryland Municipal Bond Fund

MFS® Massachusetts Municipal Bond Fund

MFS® Mid Cap Growth Fund

MFS® Mid Cap Value Fund

MFS® Mississippi Municipal Bond Fund

MFS® Moderate Allocation Fund

MFS® Municipal High Income Fund

MFS® Municipal Income Fund

MFS® Municipal Intermediate Fund

MFS® Municipal Limited Maturity Fund

MFS® New Discovery Fund

MFS® New Discovery Value Fund

MFS® New York Municipal Bond Fund

MFS® North Carolina Municipal Bond Fund

MFS® Pennsylvania Municipal Bond Fund

MFS® Prudent Investor Fund

MFS® Research Fund

MFS® Research International Fund

MFS® South Carolina Municipal Bond Fund

MFS® Technology Fund

MFS® Total Return Fund

MFS® Total Return Bond Fund

MFS® U.S. Government Cash Reserve Fund

MFS® U.S. Government Money Market Fund

MFS® Utilities Fund

MFS® Value Fund

MFS® Virginia Municipal Bond Fund

MFS® West Virginia Municipal Bond Fund

PROXY STATEMENT

September 17, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Massachusetts Investors Growth Stock Fund, Massachusetts Investors Trust, MFS Series Trust I, MFS Series Trust II, MFS Series Trust III, MFS Series Trust IV, MFS Series Trust V, MFS Series Trust VI, MFS Series Trust VII, MFS Series Trust VIII, MFS Series Trust IX, MFS Series Trust X, MFS Series Trust XI, MFS Series Trust XII, MFS Series Trust XIII, MFS Series Trust XV, MFS Series Trust XVI, MFS Series Trust XVII and MFS Municipal Series Trust, (each, a “Trust” and collectively, the “Trusts”) to be used at the Meeting of Shareholders (the “Meeting”) of each fund that is a series of one of the Trusts (each, a “Fund” and collectively, the “Funds”) to be held at 10:30 a.m., Eastern Standard Time, on Thursday, November 14, 2024 at 111 Huntington Avenue, Boston, Massachusetts 02199, for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders (the “Notice”). Information regarding the Board of Trustees can be found in the section of this Proxy Statement entitled “Election of Trustees.”

Shareholders of record at the close of business on August 23, 2024 will be entitled to one vote for each dollar of net asset value held on that date. Each fractional dollar amount will be entitled to a proportionate fractional vote. The number of shares outstanding for each Fund as of August 23, 2024 is set forth on Schedule A.

With respect to Item 1, each Trust will vote separately. This means that for each Trust, the votes of shareholders of all Funds that are series of that Trust will be voted together as a single class.

The mailing address of each Trust and of each Fund is 111 Huntington Avenue, Boston, Massachusetts 02199. The Trustees of the Trusts and employees of Massachusetts Financial Services Company (“MFS”), the Funds’ investment adviser and administrator, may solicit proxies in person or by telephone. The Notice of a Special Meeting of Shareholders, this Proxy Statement and the proxy card are being made available to shareholders of record as of August 23, 2024, the record date, beginning on or about September 17, 2024. Upon request and without charge, the Trusts will furnish each person to whom this Proxy Statement or Notice of Internet Availability of Proxy Materials is delivered with a copy of the Funds’ latest annual and semi-annual reports (if any) to shareholders. You may obtain copies of one or more reports without charge by telephoning toll-free (800) 225-2606 or by writing to the Trust at the address appearing above or online at funds.mfs.com or by contacting MFS Service Center, Inc., each Fund’s transfer and shareholder servicing agent, at 111 Huntington Avenue, Boston, Massachusetts 02199. Directions to the meeting in order to vote in person are available by telephoning (800) 225-2606. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, and vote solicitation are borne by the Funds.

The Trusts have engaged Computershare Trust Company, N.A. (“Computershare”), the proxy tabulation agent, to provide shareholder meeting services including the distribution of the Notice of Internet Availability of Proxy Materials, this Proxy Statement and related materials to shareholders as well as vote solicitation and tabulation services. A proxy may be revoked prior to its exercise by a signed writing filed with Computershare, c/o PO Box 43131, Providence, RI, 02940-3131, or by attending the Meeting and voting in person. It is anticipated that the cost of these services will be approximately $13,152,058 and may increase substantially in the event that any vote is contested or increased solicitation efforts are required.

ITEM 1 – ELECTION OF TRUSTEES

The Board, which oversees each Trust, provides broad supervision over the affairs of each Trust and Fund. Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your Trust or of MFS are referred to as “Independent Trustees” throughout this Proxy Statement. MFS is responsible for the investment management of each Trust’s assets and for providing a variety of other administrative services to each Trust. The officers of each Trust are responsible for its operations.

As of the date hereof, the Board consists of ten Trustees, nine of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board. Taking into account the number, the diversity and the complexity of the Funds overseen by the Board and the aggregate amount of assets under management in the Trusts, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to the Committees of the Board. Each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, is comprised exclusively of Independent Trustees. For a description of the oversight functions of each of the Committees, see “Committees” below. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel. The Independent Trustees also meet regularly with the MFS Funds’ Chief Compliance Officer (who is also MFS’ Chief Compliance Officer) to receive reports regarding the compliance of the Funds with the federal securities laws and the Funds’ compliance policies and procedures. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trusts.

The Funds have retained MFS as the Funds’ investment adviser and administrator. MFS provides each Fund with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. Certain employees of MFS serve as the Trusts’ officers, including the Trusts’ principal executive officer and principal financial and accounting officer. The Board provides oversight of the services provided by MFS and its affiliates, including the risk management activities of MFS and its affiliates (including those related to cybersecurity). In addition, each Committee of the Board provides oversight of risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Trusts’ activities, including reports on each Fund’s investment portfolio, the compliance of each Fund with applicable laws, and each Fund’s financial accounting and reporting. The Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks. The Board and the relevant Committees meet periodically with MFS’ Chief Enterprise Risk Officer and MFS’ Senior Director of Enterprise Risk to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks that could adversely affect the MFS Funds or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes in (i) and (ii) above. In addition, the Board and the relevant Committees oversee the risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of each Fund’s auditor and custodian. As the Trusts’ operations are carried out by service providers, the Board’s oversight of the risk management processes of the service providers, including processes to address cybersecurity and other operational failures, is inherently limited.

The Nomination and Compensation Committee of each Board makes recommendations concerning the nominees for Trustees and consists solely of Independent Trustees. Each Nomination and Compensation Committee has recommended that the Board nominate for election by shareholders the 12 nominees described in the following pages, 10 of whom currently serve on each Board, and each Board has nominated such individuals. The Board recommends that you vote in favor of the election of the nominees.

Each nominee has agreed to serve as a Trustee of each Trust if elected. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 12 for a Trust. Under the terms of the Boards’ retirement policy, an independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of an Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board). Ms. Thomsen will reach 20 years of service in 2025 and is expected to retire effective December 31, 2025. The Board may appoint a Trustee to fill the vacancy left by her retirement or choose to decrease the size of the Board at that time. For each Trust, the 12 nominees for election as Trustees who receive the greatest number of shareholder votes cast at the Meeting, provided a quorum is present, will be elected as Trustees of the Trust. If elected, Ms. Smith and Mr. Williams will serve as Trustees beginning January 1, 2025.

The Funds do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. It is intended that proxies not limited to the contrary will be voted in favor of electing Steven E. Buller, John A. Caroselli, Maureen R. Goldfarb, Peter D. Jones, John P. Kavanaugh, James W. Kilman, Jr., Clarence Otis, Jr., Michael W. Roberge, Maryanne L. Roepke, Paula E. Smith, Laurie J. Thomsen, and Darrell A. Williams as Trustees of each Trust.

Unless otherwise noted, the following table presents certain information as of September 1, 2024 regarding the nominees, including the current Trustees of each Trust, standing for election, including their principal occupations during the past five years (their titles may have varied during that period).

Name, Age	Position(s) Held with Fund	Trustee Since(1)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(2)
INTERESTED TRUSTEE NOMINEE
Michael W. Roberge(3) age 57	Trustee	January 2021	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022)
INDEPENDENT TRUSTEE NOMINEES
John P. Kavanaugh age 69	Trustee and Chair of Trustees	January 2009	Private investor
Steven E. Buller age 73	Trustee	February 2014	Private investor
John A. Caroselli age 70	Trustee	March 2017	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)
Maureen R. Goldfarb age 69	Trustee	January 2009	Private investor
Peter D. Jones age 69	Trustee	January 2019	Private investor
James W. Kilman, Jr. age 63	Trustee	January 2019

Burford Capital Limited (finance and investment management), Senior Advisor (since 2021), Chief Financial Officer (2019 – 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)

alpha-En Corporation, Director (2016 - 2019)

Name, Age	Position(s) Held with Fund	Trustee Since(1)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(2)
Clarence Otis, Jr. age 68	Trustee	March 2017	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke age 68	Trustee	May 2014	Private investor
Paula E. Smith(4) age 61	Nominee	N/A	PricewaterhouseCoopers LLP (accounting), Partner (until June 2023)
Laurie J. Thomsen age 67	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Darrell A. Williams(4) age 65	Nominee	N/A

DuSable Group, LLC (financial advisory and consulting services), Founder & Managing Member (since June 2023), Loop Capital LLC (investment banking, brokerage and advisory services), Managing Partner (2018 – 2020) and Managing Director (2020 – March 2023)

(1) Date first appointed to serve as Trustee of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

(4) Ms. Smith and Mr. Williams do not currently serve as Trustee and have been nominated by the Board to stand for election at the Meeting.

Unless otherwise noted, each current Trustee listed above served as a board member of 135 funds within the MFS Family of Funds (the “MFS Funds”) as of date hereof. The address of each Trustee is c/o MFS, 111 Huntington Avenue, Boston, Massachusetts 02199.

The following provides an overview of the Board’s process for identifying individuals for the pool from which Trustee candidates are ultimately selected and the considerations that led the Board to conclude that each individual serving as a Trustee of the Trusts or each proposed nominee should serve as a Trustee. As part of this process, the Board works with the Nomination and Compensation Committee, which recommends qualified Trustee candidates to the Board in the event that a position is vacated or created. Because the Trustees believe that a well-balanced and qualified board is an important component of a strong governance structure, the Board is committed to actively seeking individuals with diverse backgrounds, experience and perspectives, including women and underrepresented minority candidates, for the pool from which Trustee candidates are selected. The current Trustees joined the Board at different points in time since 2005. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills, experience, and perspectives on the Board.

In respect of each current Trustee and each nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trusts, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts. Following is a summary of each current Trustee’s and each nominee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Steven E. Buller, CPA

Mr. Buller has substantial accounting, investment management, and executive experience at firms within the investment management industry. Mr. Buller was the Chief Financial Officer and Managing Director of BlackRock, Inc. ("BlackRock"), where he oversaw BlackRock’s tax department, internal audit and control functions, and the global corporate and investment company accounting policy. Prior to joining BlackRock, Mr. Buller was an auditor at Ernst & Young LLP for over 30 years, where he served as Global Director of Asset Management and as the audit partner for various investment company complexes. Mr. Buller was chairman of the Financial Accounting Standards Advisory Council, and was a member of the Standing Advisory Group of the Public Company Accounting Oversight Board (the PCAOB). He has also served on the boards of BlackRock Finco UK, a privately-held company.

John A. Caroselli

Mr. Caroselli has substantial senior executive experience in the financial services industry. Mr. Caroselli is the president of JC Global Advisors, LLC, where he provides consulting services with specialization in strategy development and execution, merger integration, market growth plan design and organizational development. He served as Executive Vice President and Chief Development Officer of First Capital Corporation, Executive Vice President and Chief

Strategy Officer of KeySpan Corporation, and Executive Vice President of Corporate Development of AXA Financial. Mr. Caroselli also held senior officer positions with Chase Manhattan Corporation, Chemical Bank, and Manufacturers Hanover Trust.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry. She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc. Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company. She also held various marketing, distribution, and portfolio management positions with other investment management firms. Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

Peter D. Jones

Mr. Jones has substantial senior executive, accounting and investment management experience at firms within the investment management industry. Mr. Jones was the Chairman of Franklin Templeton Institutional, LLC and President of Franklin Templeton Distributors Inc. Mr. Jones formerly was the President of IDEX Distributors, Inc., which oversaw the formation and launch of IDEX Mutual Funds (now part of Transamerica Funds). Mr. Jones is a member of the Investment Advisory Council of the Florida State Board of Administration. Mr. Jones was formerly a CPA and served as Tax Manager at PricewaterhouseCoopers in Tampa, Florida and Atlanta, Georgia. Mr. Jones is a member of the Governing Council of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund director community. Mr. Jones is also a member of the Investment Committee and a former trustee of the Florida State University Foundation.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management and mutual fund industry and is a Chartered Financial Analyst. He was the Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser. Mr. Kavanaugh held research and portfolio management positions with Allmerica Financial and PruCapital, Inc. He previously served on the board of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund independent director community.

James W. Kilman, Jr.

Mr. Kilman has substantial senior executive and investment banking management experience at firms within the investment management industry. Mr. Kilman is currently a Senior Advisor to Burford Capital Limited, a global finance and investment management firm focusing on the law, and the Chief Executive Officer of KielStrand Capital LLC, a family office that makes and manages investments and oversees philanthropic activities. Previously, Mr. Kilman served as the Chief Financial Officer of Burford Capital Limited. Mr. Kilman formerly was the Vice Chairman, Co-Head of Diversified Financials Coverage in the Financial Institutions Banking Group at Morgan Stanley & Co. Prior to joining Morgan Stanley, Mr. Kilman was Managing Director in the Advisory Group within the Fixed Income Division's Mortgage Department at Goldman Sachs & Co. Mr. Kilman also held managerial and investment positions with ABN AMRO Inc. and PaineWebber Inc.

Clarence Otis, Jr.

Mr. Otis has substantial executive, financial, and board experience at publicly-traded and privately-held companies. Mr. Otis was the Chairman and Chief Executive Officer of Darden Restaurants, Inc., the world’s largest full-service restaurant company, and where he previously served in other senior positions at Darden Restaurants, including Chief Financial Officer and Executive Vice President. Mr. Otis is a director of VF Corporation, Verizon Communications, Inc., and The Travelers Companies. He is a former director of the Federal Reserve Bank of Atlanta.

Michael W. Roberge

Mr. Roberge is Chairman and Chief Executive Officer of MFS (the MFS Funds’ investment adviser) and is a member of the firm's Management Committee and Chairman of the MFS Board of Directors. As Chief Executive Officer, Mr. Roberge sets the strategic priorities for MFS, leading a team responsible for the investment, distribution, finance, human resources, legal and technology functions at the firm. He has substantial executive and investment management experience, having worked for MFS for over 25 years.

Maryanne L. Roepke

Ms. Roepke has substantial executive and compliance experience within the investment management industry.  She was a Senior Vice President and the Chief Compliance Officer of American Century Investments, Inc., where she worked for over 30 years. Ms. Roepke served on the board of the American Century SICAV, a mutual fund complex. She is a former member of the Investment Company Institute’s Chief Compliance Officer Committee and Risk Management Advisory Committee.

Paula E. Smith

Ms. Smith has substantial senior executive, operational and auditing and accounting experience in the financial services industry.  Ms. Smith was an auditor at  PricewaterhouseCoopers LLP (“PwC”) for over 35 years where she was the lead engagement partner for a number of global financial services firms and served in various asset management industry, operational and human capital related leadership roles, including serving as UK Asset Management Leader. Prior to joining PwC, Ms. Smith worked in the mutual fund accounting department at State Street.  She is a former board member of Nicsa, an asset management trade association.

Laurie J. Thomsen

Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies. Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies, and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm. Prior to that, she was a General Partner at Harbourvest Partners, a venture capital firm. Ms. Thomsen is a director of The Travelers Companies, Inc. and Dycom Industries, Inc.

Darrell A. Williams

Mr. Williams has substantial executive and board experience in the financial services industry. Mr. Williams is founder and Managing Member of DuSable Group, LLC, where he provides financial advisory and consulting services to clients. Prior to that, he served in various roles, including as Managing Director, at Loop Capital LLC, a full-service investment bank, brokerage and advisory firm that provides investment services to institutional clients. Mr. Williams is a former board member of Amalgamated Bank of Chicago and Intrado Inc., where he chaired the company’s audit committee.

Information about each Fund, including information about its investment adviser, principal underwriter and administrator, Independent Registered Public Accounting Firm, officers, and the interests of certain persons appear under “Fund Information” below.

Required Vote

For each Trust, approval of this matter as to any nominee will require the affirmative vote of shares representing a plurality of the Trust’s voting power entitled to be cast at the Meeting that are present in person or by proxy. Shareholders of all Funds of each Trust will vote together as a single class on this Item 1.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF EACH TRUST.

Committees

Each Trust’s Board meets regularly throughout the year to discuss matters and to take certain actions relating to the Trust. Each Trust’s Board has several standing committees, which are described below. See Schedule D for the number of meetings each standing committee held during each Fund’s last fiscal year.(1)

Name of Committee	Functions	Current Members(2)(4)
AUDIT COMMITTEE

Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund. Reviews and evaluates the contractual arrangements of the Fund relating to custody and fund accounting services, and makes recommendations to the full Board on these matters.

Buller*(3), Caroselli*, Jones*, and Otis, Jr.*(3)
COMPLIANCE COMMITTEE

Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Chief Compliance Officer assists the Committee in carrying out its responsibilities.

Goldfarb*, Kilman, Jr*, Roepke*, and Thomsen*
CONTRACTS REVIEW COMMITTEE

Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board on these matters.

All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)
NOMINATION AND COMPENSATION COMMITTEE

Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.

All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE

Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities, the Trust's borrowing and lending policies, and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. The Committee is also responsible for oversight of the Fund’s derivatives risk management program. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.

All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)

Name of Committee	Functions	Current Members(2)(4)
PRICING COMMITTEE

Oversees the determination of the value of the portfolio securities and other assets held by the Fund. The Committee delegates primary responsibility for carrying out these functions to MFS pursuant to the Fund's valuation policy and procedures approved by the Committee and adopted by the Board of Trustees. The Committee has designated MFS as the Fund's "valuation designee" whereby MFS is responsible for determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available pursuant to MFS' fair valuation policy and procedures. MFS' fair valuation policy and procedures includes, among other things, methodologies and processes to be followed by MFS in determining the fair value of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess MFS' fair valuation process and other pricing determinations made pursuant to the Fund’s valuation policy and procedures and MFS' fair valuation policy and procedures, and to review the policies and procedures themselves. The Committee is also responsible for oversight of the Fund’s liquidity risk management program. The Committee exercises the responsibilities of the Board under the Policy for Compliance with Rule 2a-7 approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.

Buller*, Goldfarb*, Kilman, Jr.*, and Thomsen*
SERVICES CONTRACTS COMMITTEE

Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, sub-transfer agency, administrative, and insurance services, and makes recommendations to the full Board on these matters.

Caroselli*, Jones*, Otis, Jr.*, and Roepke*

(1) The Funds have different fiscal year ends. See Schedule B for a list of each fund's fiscal year end.

(2) Information about each committee member is set forth above. Although Mr. Kavanaugh is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Board.

(3) Audit Committee Financial Expert.

(4) Ms. Smith and Mr. Williams do not currently serve as Trustees of the Board and are therefore not included in the table above. If elected, Ms. Smith and Mr. Williams will serve as Trustees beginning January 1, 2025.

* Independent Trustee

The Trustees generally hold at least six regular meetings each calendar year. These regular meetings generally take place over a two-day period. The performance and operations of each of the Trusts is reviewed by the Trustees at each meeting and more in-depth reviews of particular Trusts are conducted by the Trustees throughout the year. The Board of Trustees of each Trust held six meetings during the calendar year ended December 31, 2023. Each Trustee attended at least 75% of the Board and applicable committee meetings noted for each Trust.

Nomination and Compensation Committee

The Trustees have adopted a written charter for the Nomination and Compensation Committee, a copy of which is included as Exhibit 1 to this Proxy Statement. The Trusts currently do not maintain a website on which the charter is available.

Each Trust’s Nomination and Compensation Committee consists only of Independent Trustees.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience (including with respect to gender and ethnicity) are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds. The Nomination and Compensation Committee may consider candidates for Trustee recommended by each Trust’s current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the applicable Trust’s expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trusts’ Nomination and Compensation Committee Charter, attached to this Proxy Statement as Exhibit 1. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The Nomination and Compensation Committee takes the diversity of a particular nominee and the overall diversity of the Board into account when considering and evaluating nominees for trustee. The foregoing description is only a summary.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Trust.

Share Ownership

As of July 31, 2024, the current Trustees, nominees and officers of each Trust represented in this proxy statement as a group owned less than 1% of the outstanding shares of any class of any Fund. Under the terms of the Board’s policy, each Independent Trustee is required to have invested on an aggregate basis, within two years of membership on the Board, an amount equal to his or her calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds.

The table below shows the dollar range of equity securities beneficially owned by each Trustee nominee on an aggregate basis, in all MFS Funds overseen, or to be overseen, as the case may be, by the Trustee nominee as of July 31, 2024. The tables in Schedule E show the dollar range of equity securities beneficially owned by each Trustee nominee in each Fund overseen, or to be overseen, as the case may be, by the Trustee nominee as of July 31, 2024.

The following dollar ranges apply to the table below:

N.	None
A.	$1 – $10,000
B.	$10,001 – $50,000
C.	$50,001 – $100,000
D.	Over $100,000

Name and Position	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen or to be Overseen by the Trustee Nominee
Interested Trustee Nominee
Michael W. Roberge	D
Independent Trustee Nominees
Steven E. Buller	D
John A. Caroselli	D
Maureen R. Goldfarb	D
Peter D. Jones	D
John P. Kavanaugh	D
James W. Kilman, Jr.	D
Clarence Otis, Jr.	D
Maryanne L. Roepke	D
Paula E. Smith*	N
Laurie J. Thomsen	D
Darrell A. Williams*	N

* Ms. Smith and Mr. Williams have been nominated for election to the Board and, if elected, will serve as Trustees beginning January 1, 2025.

Shareholder Communications with the Board of Trustees

The Board of Trustees of each Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board of Trustees, [Name of Trust], c/o Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, Massachusetts 02199, Attention: Secretary of the Trust. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS Trust to which they relate and (iii) identify the class and number of shares held by the shareholder. The Secretary is responsible for reviewing all properly submitted shareholder communications. The Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Chair of the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Trust literature, share data or financial information). The Secretary may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. Each Trust’s Trustees are not required to attend the Trust’s shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures.

Each Trust’s Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Trustee Compensation Table

The tables below show (i) the cash compensation paid to the Trustees by each Fund for its most recently completed fiscal year and (ii) the total cash compensation received by each Trustee from the MFS fund complex for calendar year 2023. The Funds pay the Independent Trustees an annual fee plus a fee for each meeting attended. In addition, the Independent Trustees are reimbursed for their out-of-pocket expenses. Interested Trustee(s) receive no compensation from the Funds for their services as Trustee(s). Ms. Smith and Mr. Williams did not serve as Trustees of the Board during any fund’s recently completed fiscal year or during calendar year 2023 and are therefore not included in the table below.

Compensation with respect to Funds with a fiscal year end of September 30, 2023:

	Name and Position
	Interested Trustee	Independent Trustees
Aggregate Compensation Paid by Fund	Michael W. Roberge	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Laurie J. Thomsen

MFS Blended Research Core Equity Fund	Not Applicable	$2,060	$2,032	$2,032	$1,989	$2,382	$1,989	$1,989	$2,032	$2,032
MFS International New Discovery Fund	Not Applicable	$11,084	$10,910	$10,910	$10,643	$13,090	$10,643	$10,643	$10,910	$10,910
MFS Mid Cap Value Fund	Not Applicable	$13,736	$13,525	$13,525	$13,199	$16,163	$13,199	$13,199	$13,525	$13,525
MFS Research Fund	Not Applicable	$12,954	$12,750	$12,750	$12,436	$15,297	$12,436	$12,436	$12,750	$12,750
MFS Total Return Fund	Not Applicable	$13,347	$13,137	$13,137	$12,813	$15,761	$12,813	$12,813	$13,137	$13,137
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Compensation with respect to Funds with a fiscal year end of October 31, 2023:

	Name and Position
	Interested Trustee	Independent Trustees
Aggregate Compensation Paid by Fund	Michael W. Roberge	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Laurie J. Thomsen

MFS Commodity Strategy Fund	Not Applicable	$1,611	$1,590	$1,590	$1,559	$1,860	$1,559	$1,559	$1,590	$1,590
MFS Emerging Markets Debt Local Currency Fund	Not Applicable	$1,101	$1,088	$1,088	$1,069	$1,250	$1,069	$1,069	$1,088	$1,088
MFS Global Alternative Strategy Fund	Not Applicable	$502	$499	$499	$495	$534	$495	$495	$499	$499
MFS Global Equity Fund	Not Applicable	$4,889	$4,816	$4,816	$4,703	$5,776	$4,703	$4,703	$4,816	$4,816
MFS Global Growth Fund	Not Applicable	$1,599	$1,579	$1,579	$1,548	$1,847	$1,548	$1,548	$1,579	$1,579
MFS Global Total Return Fund	Not Applicable	$2,644	$2,607	$2,607	$2,550	$3,093	$2,550	$2,550	$2,607	$2,607
MFS Income Fund	Not Applicable	$3,647	$3,593	$3,593	$3,511	$4,304	$3,511	$3,511	$3,593	$3,593
MFS Inflation-Adjusted Bond Fund	Not Applicable	$2,926	$2,884	$2,884	$2,820	$3,430	$2,820	$2,820	$2,884	$2,884
MFS Utilities Fund	Not Applicable	$5,512	$5,429	$5,429	$5,301	$6,516	$5,301	$5,301	$5,429	$5,429
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Compensation with respect to Funds with a fiscal year end of November 30, 2023:

	Name and Position
	Interested Trustee	Independent Trustees
Aggregate Compensation Paid by Fund	Michael W. Roberge	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Laurie J. Thomsen

Massachusetts Investors Growth Stock Fund	Not Applicable	$13,473	$13,262	$13,262	$12,938	$16,019	$12,938	$12,938	$13,262	$13,262
MFS Global Opportunistic Bond Fund	Not Applicable	$1,941	$1,915	$1,915	$1,875	$2,254	$1,875	$1,875	$1,915	$1,915
MFS Growth Fund	Not Applicable	$14,377	$14,166	$14,166	$13,842	$16,923	$13,842	$13,842	$14,166	$14,166
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Compensation with respect to Funds with a fiscal year end of December 31, 2023:

Name and Position
	Interested Trustee	Independent Trustees
Aggregate Compensation Paid by Fund	Michael W. Roberge	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Laurie J. Thomsen

Massachusetts Investors Trust	Not Applicable	$10,985	$10,814	$10,814	$10,549	$13,166	$10,549	$10,549	$10,814	$10,814
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Compensation with respect to Funds with a fiscal year end of January 31, 2024:

	Name and Position
	Interested Trustee	Independent Trustees
Aggregate Compensation Paid by Fund	Michael W. Roberge	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Laurie J. Thomsen

MFS Global High Yield Fund	Not Applicable	$591	$587	$587	$580	$643	$580	$580	$587	$587
MFS High Income Fund	Not Applicable	$3,251	$3,204	$3,204	$3,131	$3,847	$3,131	$3,131	$3,204	$3,204
MFS High Yield Pooled Portfolio	Not Applicable	$0	$0	$0	$0	$0	$0	$0	$0	$0
MFS Municipal High Income Fund	Not Applicable	$7,804	$7,683	$7,683	$7,498	$9,331	$7,498	$7,498	$7,683	$7,683
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Compensation with respect to Funds with a fiscal year end of February 29, 2024:

	Name and Position
	Interested Trustee	Independent Trustees
Aggregate Compensation Paid by Fund	Michael W. Roberge	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Laurie J. Thomsen

MFS Diversified Income Fund	Not Applicable	$4,538	$4,470	$4,470	$4,366	$5,395	$4,366	$4,366	$4,470	$4,470
MFS Government Securities Fund	Not Applicable	$4,149	$4,088	$4,088	$3,993	$4,928	$3,993	$3,993	$4,088	$4,088
MFS New Discovery Value Fund	Not Applicable	$6,514	$6,414	$6,414	$6,261	$7,775	$6,261	$6,261	$6,414	$6,414
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Compensation with respect to Funds with a fiscal year end of March 31, 2024:

	Name and Position
	Interested Trustee	Independent Trustees
Aggregate Compensation Paid by Fund	Michael W. Roberge	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Laurie J. Thomsen

MFS Alabama Municipal Bond Fund	Not Applicable	$366	$365	$365	$364	$372	$364	$364	$365	$365
MFS Arkansas Municipal Bond Fund	Not Applicable	$504	$502	$502	$498	$539	$498	$498	$502	$502
MFS California Municipal Bond Fund	Not Applicable	$1,163	$1,149	$1,149	$1,129	$1,331	$1,129	$1,129	$1,149	$1,149
MFS Georgia Municipal Bond Fund	Not Applicable	$431	$429	$429	$427	$450	$427	$427	$429	$429
MFS Maryland Municipal Bond Fund	Not Applicable	$465	$463	$463	$459	$491	$459	$459	$463	$463
MFS Massachusetts Municipal Bond Fund	Not Applicable	$917	$907	$907	$893	$1,035	$893	$893	$907	$907
MFS Mississippi Municipal Bond Fund	Not Applicable	$391	$390	$390	$389	$402	$389	$389	$390	$390
MFS Municipal Income Fund	Not Applicable	$8,822	$8,685	$8,685	$8,475	$10,549	$8,475	$8,475	$8,685	$8,685
MFS Municipal Intermediate Fund	Not Applicable	$514	$511	$511	$507	$550	$507	$507	$511	$511
MFS New York Municipal Bond Fund	Not Applicable	$572	$568	$568	$562	$620	$562	$562	$568	$568
MFS North Carolina Municipal Bond Fund	Not Applicable	$1,040	$1,029	$1,029	$1,012	$1,184	$1,012	$1,012	$1,029	$1,029
MFS Pennsylvania Municipal Bond Fund	Not Applicable	$530	$527	$527	$522	$570	$522	$522	$527	$527
MFS South Carolina Municipal Bond Fund	Not Applicable	$616	$611	$611	$604	$673	$604	$604	$611	$611
MFS Virginia Municipal Bond Fund	Not Applicable	$877	$869	$869	$855	$987	$855	$855	$869	$869
MFS West Virginia Municipal Bond Fund	Not Applicable	$415	$414	$414	$412	$431	$412	$412	$414	$414
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Compensation with respect to Funds with a fiscal year end of April 30, 2024:

	Name and Position
	Interested Trustee	Independent Trustees
Aggregate Compensation Paid by Fund	Michael W. Roberge	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Laurie J. Thomsen

MFS Core Bond Fund	Not Applicable	$335	$335	$335	$335	$335	$335	$335	$335	$335
MFS Corporate Bond Fund	Not Applicable	$7,785	$7,665	$7,665	$7,482	$9,301	$7,482	$7,482	$7,665	$7,665
MFS Lifetime 2025 Fund	Not Applicable	$885	$876	$876	$863	$997	$863	$863	$876	$876
MFS Lifetime 2030 Fund	Not Applicable	$1,542	$1,523	$1,523	$1,493	$1,787	$1,493	$1,493	$1,523	$1,523
MFS Lifetime 2035 Fund	Not Applicable	$1,152	$1,139	$1,139	$1,119	$1,317	$1,119	$1,119	$1,139	$1,139
MFS Lifetime 2040 Fund	Not Applicable	$1,428	$1,410	$1,410	$1,383	$1,649	$1,383	$1,383	$1,410	$1,410
MFS Lifetime 2045 Fund	Not Applicable	$1,011	$1,000	$1,000	$984	$1,148	$984	$984	$1,000	$1,000
MFS Lifetime 2050 Fund	Not Applicable	$1,059	$1,048	$1,048	$1,030	$1,206	$1,030	$1,030	$1,048	$1,048
MFS Lifetime 2055 Fund	Not Applicable	$769	$762	$762	$751	$856	$751	$751	$762	$762
MFS Lifetime 2060 Fund	Not Applicable	$511	$508	$508	$504	$546	$504	$504	$508	$508
MFS Lifetime 2065 Fund	Not Applicable	$334	$334	$334	$334	$334	$334	$334	$334	$334
MFS Lifetime Income Fund	Not Applicable	$1,366	$1,349	$1,349	$1,323	$1,575	$1,323	$1,323	$1,349	$1,349
MFS Limited Maturity Fund	Not Applicable	$5,232	$5,153	$5,153	$5,032	$6,229	$5,032	$5,032	$5,153	$5,153
MFS Municipal Limited Maturity Fund	Not Applicable	$5,071	$4,994	$4,994	$4,877	$6,036	$4,877	$4,877	$4,994	$4,994
MFS Total Return Bond Fund	Not Applicable	$13,130	$12,924	$12,924	$12,609	$15,732	$12,609	$12,609	$12,924	$12,924
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Compensation with respect to Funds with a fiscal year end of May 31, 2024:

	Name and Position
	Interested Trustee	Independent Trustees
Aggregate Compensation Paid by Fund	Michael W. Roberge	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Laurie J. Thomsen

MFS Aggressive Growth Allocation Fund	Not Applicable	$4,872	$4,798	$4,798	$4,687	$5,791	$4,687	$4,687	$4,798	$4,798
MFS Blended Research Growth Equity Fund	Not Applicable	$745	$738	$738	$728	$828	$728	$728	$738	$738
MFS Blended Research Mid Cap Equity Fund	Not Applicable	$1,257	$1,242	$1,242	$1,220	$1,444	$1,220	$1,220	$1,242	$1,242
MFS Blended Research Small Cap Equity Fund	Not Applicable	$807	$799	$799	$788	$903	$788	$788	$799	$799
MFS Blended Research Value Equity Fund	Not Applicable	$719	$713	$713	$703	$797	$703	$703	$713	$713
MFS Conservative Allocation Fund	Not Applicable	$6,945	$6,839	$6,839	$6,676	$8,286	$6,676	$6,676	$6,839	$6,839
MFS Emerging Markets Equity Fund	Not Applicable	$13,111	$12,906	$12,906	$12,592	$15,700	$12,592	$12,592	$12,906	$12,906
MFS Growth Allocation Fund	Not Applicable	$11,323	$11,146	$11,146	$10,876	$13,550	$10,876	$10,876	$11,146	$11,146
MFS International Diversification Fund	Not Applicable	$14,736	$14,523	$14,523	$14,199	$17,409	$14,199	$14,199	$14,523	$14,523
MFS International Growth Fund	Not Applicable	$13,852	$13,639	$13,639	$13,315	$16,526	$13,315	$13,315	$13,639	$13,639
MFS International Intrinsic Value Fund	Not Applicable	$14,079	$13,866	$13,866	$13,542	$16,752	$13,542	$13,542	$13,866	$13,866
MFS International Large Cap Value Fund	Not Applicable	$11,153	$10,979	$10,979	$10,713	$13,347	$10,713	$10,713	$10,979	$10,979
MFS Managed Wealth Fund	Not Applicable	$340	$339	$339	$339	$341	$339	$339	$339	$339
MFS Moderate Allocation Fund	Not Applicable	$11,707	$11,524	$11,524	$11,244	$14,013	$11,244	$11,244	$11,524	$11,524
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Compensation with respect to Funds with a fiscal year end of June 30, 2024:

	Name and Position
	Interested Trustee	Independent Trustees
Aggregate Compensation Paid by Fund	Michael W. Roberge	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Laurie J. Thomsen

MFS International Equity Fund	Not Applicable	$14,022	$13,808	$13,808	$13,483	$16,702	$13,483	$13,483	$13,808	$13,808
MFS Prudent Investor Fund	Not Applicable	$335	$335	$335	$335	$335	$335	$335	$335	$335
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Compensation with respect to Funds with a fiscal year end of July 31, 2024:

	Name and Position
	Interested Trustee	Independent Trustees
Aggregate Compensation Paid by Fund	Michael W. Roberge	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Laurie J. Thomsen

MFS Emerging Markets Debt Fund	Not Applicable	$12,502	$12,305	$12,305	$12,008	$14,955	$12,008	$12,008	$12,305	$12,305
MFS Emerging Markets Equity Research Fund	Not Applicable	$333	$333	$333	$333	$333	$333	$333	$333	$333
MFS Equity Income Fund	Not Applicable	$1,123	$1,110	$1,110	$1,091	$1,281	$1,091	$1,091	$1,110	$1,110
MFS Intrinsic Value Fund	Not Applicable	$334	$334	$334	$334	$334	$334	$334	$334	$334
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Compensation with respect to Funds with a fiscal year end of August 31, 2024:

	Name and Position
	Interested Trustee	Independent Trustees
Aggregate Compensation Paid by Fund	Michael W. Roberge	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Laurie J. Thomsen

MFS Blended Research Emerging Markets Equity Fund	Not Applicable	$363	$362	$362	$361	$368	$361	$361	$362	$362
MFS Blended Research International Equity Fund	Not Applicable	$1,446	$1,428	$1,428	$1,401	$1,670	$1,401	$1,401	$1,428	$1,428
MFS Core Equity Fund	Not Applicable	$11,872	$11,685	$11,685	$11,403	$14,196	$11,403	$11,403	$11,685	$11,685
MFS Global New Discovery Fund	Not Applicable	$376	$376	$376	$375	$384	$375	$375	$376	$376
MFS Global Real Estate Fund	Not Applicable	$4,463	$4,397	$4,397	$4,296	$5,296	$4,296	$4,296	$4,397	$4,397
MFS Low Volatility Equity Fund	Not Applicable	$1,016	$1,005	$1,005	$988	$1,153	$988	$988	$1,005	$1,005
MFS Low Volatility Global Equity Fund	Not Applicable	$713	$707	$707	$698	$789	$698	$698	$707	$707
MFS Mid Cap Growth Fund	Not Applicable	$13,932	$13,717	$13,717	$13,390	$16,620	$13,390	$13,390	$13,717	$13,717
MFS New Discovery Fund	Not Applicable	$4,426	$4,360	$4,360	$4,260	$5,250	$4,260	$4,260	$4,360	$4,360
MFS Research International Fund	Not Applicable	$14,014	$13,799	$13,799	$13,473	$16,702	$13,473	$13,473	$13,799	$13,799
MFS Technology Fund	Not Applicable	$3,394	$3,345	$3,345	$3,270	$4,010	$3,270	$3,270	$3,345	$3,345
MFS U.S. Government Cash Reserve Fund	Not Applicable	$1,090	$1,078	$1,078	$1,059	$1,242	$1,059	$1,059	$1,078	$1,078
MFS U.S. Government Money Market Fund	Not Applicable	$923	$914	$914	$899	$1,042	$899	$899	$914	$914
MFS Value Fund	Not Applicable	$15,696	$15,480	$15,480	$15,154	$18,384	$15,154	$15,154	$15,480	$15,480
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Total cash compensation received by each Trustee from the MFS funds complex for calendar year 2023 is as follows:

	Name and Position
	Interested Trustee	Independent Trustees
Aggregate Compensation Paid by Fund	Michael W. Roberge	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman Jr.	Clarence Otis Jr.	Maryanne L. Roepke	Laurie J. Thomsen

Total Trustee Compensation Paid by Fund Complex[1]	Not Applicable	$461,500	$447,000	$447,000	$437,000	$536,000	$445,000	$445,000	$455,000	$447,000

1 For the calendar year ended December 31, 2023 for the 134 funds that paid Trustee compensation.

FUND INFORMATION

This section provides certain information about each Fund, including information about its investment adviser, principal underwriter and administrator, Independent Registered Public Accounting Firm, officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Fund.

Investment Adviser, Principal Underwriter and Administrator

Each Fund engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 111 Huntington Avenue, Boston, Massachusetts 02199. Each Fund engages as its principal underwriter MFS Fund Distributors, Inc. (“MFD”), a Delaware corporation with offices at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Independent Registered Public Accounting Firm

The Independent Registered Public Accounting Firm and fiscal year end for each Fund are listed in Schedule B.

No Independent Registered Public Accounting Firm has a direct or material indirect interest in a Fund.

Representatives of the applicable Independent Registered Public Accounting Firm are not expected to be present at the Meeting, but they will have the opportunity to make a statement if they wish, and they will be available should any matter arise requiring their presence.

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services ren-

dered by the Independent Registered Public Accounting Firm to each Trust and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Trust (including MFS Service Center, Inc.) (each, a “Service Affiliate”) if the services relate directly to the operations and financial reporting of such Trust. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule C attached hereto includes tables that set forth for each Fund (in order of fiscal year end), for each Fund’s two most recent fiscal years, the fees billed by each Fund’s Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Service Affiliates that relate directly to the Fund’s operations and financial reporting under the following captions:

(i) Audit Fees – fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii) Audit-Related Fees – fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees”, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports, comfort letters and internal control reviews.

(iii) Tax Fees – fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(iv) All Other Fees – fees for products and services provided to a Trust by the Independent Registered Public Accounting Firm other than those reported under “Audit Fees”, “Audit- Related Fees” and “Tax Fees.”

Schedule C attached hereto also sets forth the aggregate fees billed by each Independent Registered Public Accounting Firm, for each Fund’s two most recent fiscal years, for non-audit services rendered to each Fund and to each Fund’s Service Affiliates. During the periods indicated in the tables attached hereto as Schedule C, no services described above under “Audit- Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision by a Fund’s Independent Registered Public Accounting Firm of non-audit services to the Fund’s Service Affiliates that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as the Fund’s principal auditor.

Officers

The officers of the Trusts, as of September 1, 2024, are listed below, together with their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Name, Age	Position(s) Held with Trust	Officer Since(1)	Principal Occupations During the Past Five Years (2)
William T. Allen(3) age 57	Deputy Assistant Treasurer	April 2024	Massachusetts Financial Services Company, Vice President
Brian Balasco(3) age 46	Assistant Treasurer	April 2024	Massachusetts Financial Services Company, Vice President
Christopher R. Bohane(3) age 50	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Deputy General Counsel
James L. Byrne(3) age 48	Assistant Treasurer	April 2024	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr.(3) age 57	Deputy Treasurer	April 2017	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo(3) age 56	President	July 2005	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin(3) age 57	Secretary and Clerk	April 2017	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld(3) age 51	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Managing Counsel

Name, Age	Position(s) Held with Trust	Officer Since(1)	Principal Occupations During the Past Five Years (2)
Rosa E. Licea-Mailloux(3) age 47	Chief Compliance Officer	March 2022

Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021); Senior Director Compliance (2021-2022); Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022)

Amanda S. Mooradian(3) age 45	Assistant Secretary and Assistant Clerk	September 2018	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira(3) age 53	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips(3) age 53	Treasurer	September 2012	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe(3) age 49	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
William B. Wilson(3) age 42	Assistant Secretary and Assistant Clerk	October 2022	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

(1) Date first appointed to serve as Trustee/Officer of an MFS Fund. From January 2012 through December 2016, Mr. DiLorenzo served as Treasurer of the Funds. From September 2012 through March 2024, Ms. Phillips served as Assistant Treasurer of the Funds. From April 2017 through March 2024, Mr. Clark served as Assistant Treasurer of the Funds.

(2) Officers do not serve as directors or trustees of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

Each Fund’s officers held comparable positions with the 135 funds in the MFS Family of Funds, and with certain affiliates of MFS as of date hereof. The address of each officer is c/o MFS, 111 Huntington Avenue, Boston, Massachusetts 02199.

Interests of Certain Persons

Schedule F attached hereto sets forth, as of July 31, 2024, to the best knowledge of each Fund, the shareholders who beneficially owned more than 5% of the outstanding shares of each class of such Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Manner of Voting Proxies

All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election, effective January 1, 2025 of Steven E. Buller, John A. Caroselli, Maureen R. Goldfarb, Peter D. Jones, John P. Kavanaugh, James W. Kilman, Jr., Clarence Otis, Jr., Michael W. Roberge, Maryanne L. Roepke, Paula E. Smith, Laurie J. Thomsen, and Darrell A. Williams as Trustees of the Trust (if still available for election).

All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. Shares representing a majority of a Trust’s voting power entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to the election of Trustees, neither abstentions nor withholding authority to vote have any effect on the outcome of the voting.

Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned by such shareholder, times net asset value per share) of the Fund that such shareholder owns at the close of business on August 23, 2024, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote.

Each Fund will reimburse the record holders of its shares for their reasonable expenses incurred in providing proxy material to and obtaining voting instructions from beneficial owners.

Each Fund knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is each Fund’s intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the proxy materials.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. Please refer to your proxy card or Notice of Internet Availability of Proxy Materials for instructions on voting by telephone or Internet. To record your vote via automated telephone service, call the toll- free number listed on your proxy card or follow the instructions found on the Notice of Internet Availability of Proxy Materials. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Notice of Internet Availability of Proxy Materials in

the mail. If the information you provide matches the information provided to Computershare by the Trust, then a representative can record your instructions over the phone. To use the Internet, please access the Internet address listed on your proxy card and/or Notice of Internet Availability of Proxy Materials and follow the instructions on the website. As the meeting date approaches, you may receive a call from a representative of the Trust, Computershare, or its affiliates if the Trust has not yet received your vote. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can request a copy of a full set of proxy materials, which includes a proxy card and/or voting instructions. To vote proxies or submit voting instructions by mail, please mark, sign, date, and return the proxy card received with the Proxy Statement by following the instructions on the proxy card, or you can attend the Meeting in person.

Submission of Proposals

Each of the Funds is part of a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in a Fund’s proxy statement for any subsequent meeting must be received by the applicable Fund a reasonable period of time prior to any such meeting.

Additional Information

Because all shareholders of Funds that are series of the same Trust will vote together as a single class with respect to the election of Trustees, the Meeting of shareholders of each Fund is called to be held at the same time as the Meeting of shareholders of each of the other Funds. It is anticipated that all Meetings will be held simultaneously.

In cases where a Fund (“top tier fund”) owns shares of another Fund (other than the MFS High Yield Pooled Portfolio) (the “underlying fund”), MFS will mirror vote the shares of the underlying fund held by the top tier fund in the same proportion as the votes cast by the other shareholders of the underlying fund that are unaffiliated with the Funds. In cases where MFS or one of its subsidiaries holds shares of a Fund, MFS or its subsidiary, as the case may be, will mirror vote its shares held in the Fund in the same proportion as the votes cast by other shareholders of the Fund. As a result, it is possible that a small number of shareholders may determine the outcome of the vote.

In cases where a Fund owns shares of the MFS High Yield Pooled Portfolio (a series of MFS Series Trust III), MFS will vote such shares in the same proportion as the votes cast by the shareholders of the other Funds that are series of MFS Series Trust III.

Shares of the Funds that are held by the MFS 529 Savings Plan will be voted as instructed by the Oregon 529 Savings Board (the “Board”). Absent instructions provided by the Board, Fund shares held by the Plan will be voted in the same proportion as votes cast by other shareholders of such Fund.

With regard to a proposal other than the election of Trustees (if any), if any shareholder at the Meeting objects to the holding of simultaneous Meetings and moves for an adjournment of that Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment with respect to such other proposals.

In the event that a quorum is not present for purposes of acting on the proposal, or if sufficient votes on the proposal set forth in the Notice are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting or postponements from time to time, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies for the proposal. Any adjournment will require the affirmative vote of a majority of the votes properly cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of such adjournment and will vote against any such adjournment all other proxies. Your Fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient votes in accordance with the Trustees’ recommendations have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As part of our effort to maintain a safe and healthy environment at the Meeting, each Fund and the Trustees are closely monitoring statements issued by the Centers for Disease Control and Prevention (www.cdc.gov). For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening each Fund’s meeting. Subject to any restrictions imposed by applicable law, the Trustees may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Trustees choose to change the date, time and/or means of convening a Fund’s meeting, the Fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

The expense of the preparation of this Proxy Statement and related materials, including printing and delivery costs, the solicitation of proxies, and the tabulation costs, will be borne on a proportional basis by the Funds.

Only one copy of the Notice of Internet Availability of Proxy Materials may be mailed to a household, even if more than one person in a household is a Fund shareholder of record, unless the applicable Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of the Notice of Internet Availability of Proxy Materials and you are a holder of record of your shares, please call 800-225-2606. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of the Notice of Internet Availability of Proxy Materials. Additional copies of the Notice of Internet Availability of Proxy Materials will be delivered promptly upon request. If in the future you do not want the mailing of notices of internet availability of proxy materials, proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of the Notice of Internet Availability of Proxy Materials and want future mailings to be combined with those of other members of your household, please contact MFS in writing at Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, Massachusetts 02199, or by tele- phone at 800-225-2606, or contact your financial service firm.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY

September 17, 2024

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS® Aggressive Growth Allocation Fund

MFS® Alabama Municipal Bond Fund

MFS® Arkansas Municipal Bond Fund

MFS® Blended Research Core Equity Fund

MFS® Blended Research Emerging Markets Equity Fund

MFS® Blended Research Growth Equity Fund

MFS® Blended Research International Equity Fund

MFS® Blended Research Mid Cap Equity Fund

MFS® Blended Research Small Cap Equity Fund

MFS® Blended Research Value Equity Fund

MFS® California Municipal Bond Fund

MFS® Commodity Strategy Fund

MFS® Conservative Allocation Fund

MFS® Core Bond Fund

MFS® Core Equity Fund

MFS® Corporate Bond Fund

MFS® Diversified Income Fund

MFS® Emerging Markets Debt Fund

MFS® Emerging Markets Debt Local Currency Fund

MFS® Emerging Markets Equity Fund

MFS® Emerging Markets Equity Research Fund

MFS® Equity Income Fund

MFS® Georgia Municipal Bond Fund

MFS® Global Alternative Strategy Fund

MFS® Global Equity Fund

MFS® Global Growth Fund

MFS® Global High Yield Fund

MFS® Global New Discovery Fund

MFS® Global Opportunistic Bond Fund

MFS® Global Real Estate Fund

MFS® Global Total Return Fund

MFS® Government Securities Fund

MFS® Growth Allocation Fund

MFS® Growth Fund

MFS® High Income Fund

MFS® High Yield Pooled Portfolio

MFS® Income Fund

MFS® Inflation-Adjusted Bond Fund

MFS® International Diversification Fund

MFS® International Equity Fund

MFS® International Growth Fund

MFS® International Intrinsic Value Fund

MFS® International Large Cap Value Fund

MFS® International New Discovery Fund

MFS® Intrinsic Value Fund

MFS® Lifetime Income Fund

MFS® Lifetime 2025 Fund

MFS® Lifetime 2030 Fund

MFS® Lifetime 2035 Fund

MFS® Lifetime 2040 Fund

MFS® Lifetime 2045 Fund

MFS® Lifetime 2050 Fund

MFS® Lifetime 2055 Fund

MFS® Lifetime 2060 Fund

MFS® Lifetime 2065 Fund

MFS® Limited Maturity Fund

MFS® Low Volatility Equity Fund

MFS® Low Volatility Global Equity Fund

MFS® Managed Wealth Fund

MFS® Maryland Municipal Bond Fund

MFS® Massachusetts Municipal Bond Fund

MFS® Mid Cap Growth Fund

MFS® Mid Cap Value Fund

MFS® Mississippi Municipal Bond Fund

MFS® Moderate Allocation Fund

MFS® Municipal High Income Fund

MFS® Municipal Income Fund

MFS® Municipal Intermediate Fund

MFS® Municipal Limited Maturity Fund

MFS® New Discovery Fund

MFS® New Discovery Value Fund

MFS® New York Municipal Bond Fund

MFS® North Carolina Municipal Bond Fund

MFS® Pennsylvania Municipal Bond Fund

MFS® Prudent Investor Fund

MFS® Research Fund

MFS® Research International Fund

MFS® South Carolina Municipal Bond Fund

MFS® Technology Fund

MFS® Total Return Fund

MFS® Total Return Bond Fund

MFS® U.S. Government Cash Reserve Fund

MFS® U.S. Government Money Market Fund

MFS® Utilities Fund

MFS® Value Fund

MFS® Virginia Municipal Bond Fund

MFS® West Virginia Municipal Bond Fund

Exhibit 1

MFS Funds Board

Nomination and Compensation Committee Charter (Adopted as of July 20, 2004)

Revised July 17, 2024 (Appendix A and Appendix B)

The Board of Trustees (the “Board”) of each of the Trusts listed in Appendix A hereto, as the same may be periodically updated (each a “Trust” and, collectively, the “Trusts”), has adopted this Charter to govern the activities of the Nomination and Compensation Committee (the “Committee”) of the particular Board on behalf of each series of a Trust and each Trust which is itself a single series (each such series a “Fund” and, collectively, the “Funds”). This Charter applies separately to each Trust and its particular Board and Committee, and shall be interpreted accordingly.

Statement of Purposes and Responsibilities

The Committee is responsible for (i) determining requisite standards or qualifications for nominees to serve as trustees on the Board, (ii) identifying possible candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more trustees is to be elected, and (iii) considering and evaluating such candidates and recommending trustee nominees for the Board’s approval.

In addition, the Committee is responsible for recommending for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Funds to Board members (“Independent Trustees”) who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Organization and Governance

The Committee shall be comprised of all of the Independent Trustees on the Board, and shall not include any members who are not Independent Trustees.

One or more members of the Committee may be designated by the Board as the Committee’s chair or co-chair, as the case may be. The Committee may delegate any portion of its authority or responsibilities to a sub-committee of one or more members.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s By-Laws. The Chair of the Trustees, the chair or vice-chair of the Committee or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof or direct that such notice be sent.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Committee Duties and Responsibilities

The duties and responsibilities of the Committee include:

Nomination

1. To determine requisite standards or qualifications for trustees nominees. The Committee currently requires at minimum that trustee candidates have a college degree or equivalent business and related industry experience.

2. To identify potential candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more trustees is to be elected. The Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser(s), (iv) the Fund’s shareholders (see 4. below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

3. To consider and evaluate candidates identified in 2. above and recommend trustee nominees for the Board’s approval. In considering and evaluating candidates, the Committee may take into account a wide variety of factors, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant business and related industry experience, (iii) educational background, (iv) financial expertise, (v) experience with corporate governance matters, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) overall diversity of the Board’s composition, (viii) the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act, and (ix) such other factors as the Committee deems appropriate.

4. To consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

Compensation

1. To recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by the Funds to the Independent Trustees for their services on the Board and any Committees of the Board.

2. In formulating the Committee’s recommendations in 1. above, to periodically (and at least annually) review and assess the compensation and any related benefits paid or provided by the Funds to the Independent Trustees based upon facts and circumstances applicable to the Funds, relevant industry practice, the goal of attracting and retaining highly qualified individuals to serve as Independent Trustees and such other factors that the Committee deems appropriate.

General

1. To make such other recommendations and reports to the Board within the scope of the Committee’s functions.

2. To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Appendix A to Exhibit 1

Trusts Covered by the Charter

(As of July 17, 2024)

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI

MFS Series Trust XVII

MFS Municipal Series Trust

MFS Active Exchange Traded Funds Trust

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

Appendix B to Exhibit 1

Procedures for Shareholders to Submit Nominee Candidates

(As of July 17, 2024)

A shareholder must follow the following procedures in order to properly submit a recommendation for a trustee nominee for the Committee’s consideration:

1. The shareholder must submit any such recommendation in writing to the applicable Trust(s), to the attention of the Secretary, at the address of the principal executive offices of the Trust(s).

2. The shareholder recommendation must include, with respect to each applicable Trust:

(i) a statement in writing setting forth (A) the name, date of birth, nationality, business address and residence address of the person recommended by the shareholder (the “candidate”); and (B) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii) the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) the recommending shareholder’s name as it appears on the Trust’s books and the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Committee’s satisfaction by a recent brokerage or account statement); and

(iv) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee will require that the recommendation conform to any requirements in the applicable Trust’s by-laws, and may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

Schedule A

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1
Massachusetts Investors Growth Stock Fund	115,696,278.221	323,389.165	1,604,061.210	43,450,288.750	N/A	N/A
Massachusetts Investors Trust	104,940,745.088	330,310.863	2,100,191.953	29,720,450.765	N/A	N/A
MFS Aggressive Growth Allocation Fund	55,152,768.080	471,817.568	8,026,251.628	8,517,851.684	N/A	N/A
MFS Alabama Municipal Bond Fund	5,305,109.436	5,772.896	N/A	1,902,542.323	N/A	N/A
MFS Arkansas Municipal Bond Fund	13,084,272.774	5,213.261	N/A	2,316,253.579	N/A	N/A
MFS Blended Research Core Equity Fund	8,406,065.251	98,595.511	422,001.911	17,918,249.928	N/A	N/A
MFS Blended Research Emerging Markets Equity Fund	364,093.250	20,405.174	9,064.715	2,348,677.176	N/A	N/A
MFS Blended Research Growth Equity Fund	3,693,049.475	34,276.007	113,593.519	2,919,706.861	N/A	N/A
MFS Blended Research International Equity Fund	2,166,975.700	11,004.497	62,809.382	19,663,596.886	N/A	N/A
MFS Blended Research Mid Cap Equity Fund	3,103,450.064	11,649.695	291,530.608	16,480,595.826	N/A	N/A

Shares Outstanding
Fund Name	Class R1	Class R2	Class R3	Class R4	Class R6
Massachusetts Investors Growth Stock Fund	332,008.175	1,648,826.406	17,812,575.872	13,138,709.889	88,361,053.698
Massachusetts Investors Trust	125,394.091	2,109,772.437	5,003,295.879	1,119,015.755	33,145,087.310
MFS Aggressive Growth Allocation Fund	501,614.586	1,656,294.161	2,690,247.348	4,985,821.929	10,221,001.569
MFS Alabama Municipal Bond Fund	N/A	N/A	N/A	N/A	384,567.597
MFS Arkansas Municipal Bond Fund	N/A	N/A	N/A	N/A	745,077.468
MFS Blended Research Core Equity Fund	42,468.380	1,284,106.820	1,209,556.129	308,139.384	7,132,481.659
MFS Blended Research Emerging Markets Equity Fund	6,064.553	6,197.651	9,728.303	9,919.627	3,604,754.114
MFS Blended Research Growth Equity Fund	54,650.512	17,532.451	9,046.716	7,452.732	8,011,948.232
MFS Blended Research International Equity Fund	80,949.712	226,336.588	136,009.067	56,605.250	28,026,676.198
MFS Blended Research Mid Cap Equity Fund	11,754.702	38,357.422	383,503.073	80,074.483	31,345,371.868

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1
MFS Blended Research Small Cap Equity Fund	2,632,240.156	17,861.927	335,800.472	7,463,182.003	N/A	N/A
MFS Blended Research Value Equity Fund	1,601,104.740	19,453.117	79,846.286	3,618,050.115	N/A	N/A
MFS California Municipal Bond Fund	71,047,628.035	21,760.110	1,745,930.616	15,823,053.615	N/A	N/A
MFS Commodity Strategy Fund	2,283,379.845	21,355.227	100,969.426	4,610,635.114	N/A	N/A
MFS Conservative Allocation Fund	155,899,374.343	550,618.210	13,209,991.020	22,208,772.699	N/A	N/A
MFS Core Bond Fund	278,666.734	N/A	111,052.830	15,182.118	N/A	N/A
MFS Core Equity Fund	53,186,267.603	216,485.227	2,480,464.937	30,865,780.038	N/A	N/A
MFS Corporate Bond Fund	137,247,609.266	110,246.134	2,501,744.965	80,639,251.406	N/A	N/A
MFS Diversified Income Fund	97,274,248.650	N/A	9,163,046.806	49,414,725.412	N/A	N/A
MFS Emerging Markets Debt Fund	25,695,852.745	58,829.189	1,036,853.985	343,283,001.266	N/A	N/A

Shares Outstanding
Fund Name	Class R1	Class R2	Class R3	Class R4	Class R6
MFS Blended Research Small Cap Equity Fund	243,506.684	956,566.923	89,017.199	1,389,305.167	8,568,206.349
MFS Blended Research Value Equity Fund	6,897.342	8,348.298	20,530.814	7,292.651	12,000,020.140
MFS California Municipal Bond Fund	N/A	N/A	N/A	N/A	8,886,713.089
MFS Commodity Strategy Fund	18,177.120	85,013.329	18,919.844	19,174.446	235,270,816.728
MFS Conservative Allocation Fund	540,106.220	2,169,243.363	3,882,998.238	15,830,466.481	6,474,038.708
MFS Core Bond Fund	6,460.601	5,425.110	5,453.754	5,482.560	2,689,177.768
MFS Core Equity Fund	175,123.172	385,919.009	1,264,993.301	817,855.901	38,028,452.253
MFS Corporate Bond Fund	351,034.891	937,614.513	1,585,280.972	4,320,436.647	137,781,662.953
MFS Diversified Income Fund	15,777.182	86,149.197	675,877.409	1,440,277.506	16,373,984.736
MFS Emerging Markets Debt Fund	31,979.034	790,690.209	3,906,320.754	3,786,527.391	211,355,237.904

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1
MFS Emerging Markets Debt Local Currency Fund	575,760.912	11,731.764	164,696.135	19,701,843.770	N/A	N/A
MFS Emerging Markets Equity Fund	5,076,099.856	13,026.188	94,924.520	2,951,321.859	N/A	N/A
MFS Emerging Markets Equity Research Fund	22,792.787	N/A	6,646.445	15,900.536	N/A	N/A
MFS Equity Income Fund	16,085,847.267	115,948.782	655,631.154	5,771,718.746	N/A	N/A
MFS Georgia Municipal Bond Fund	7,490,472.732	5,187.642	N/A	1,825,806.362	N/A	N/A
MFS Global Alternative Strategy Fund	2,160,811.409	34,382.668	107,129.199	7,003,385.083	N/A	N/A
MFS Global Equity Fund	13,923,327.671	86,955.894	892,994.691	16,807,468.044	N/A	N/A
MFS Global Growth Fund	5,789,052.468	40,302.066	228,108.114	2,288,561.181	N/A	N/A
MFS Global High Yield Fund	18,680,091.963	65,425.810	816,322.206	12,643,928.845	N/A	N/A
MFS Global New Discovery Fund	1,146,164.971	58,970.188	63,788.130	817,860.557	N/A	N/A

Shares Outstanding
Fund Name	Class R1	Class R2	Class R3	Class R4	Class R6
MFS Emerging Markets Debt Local Currency Fund	12,873.322	10,916.264	32,069.464	24,810.378	74,783,930.094
MFS Emerging Markets Equity Fund	20,000.982	72,584.950	52,016.471	177,591.506	213,632,702.108
MFS Emerging Markets Equity Research Fund	7,512.767	7,181.379	7,223.311	7,265.209	309,055.996
MFS Equity Income Fund	49,881.832	21,822.011	119,514.348	141,969.077	3,435,899.163
MFS Georgia Municipal Bond Fund	N/A	N/A	N/A	N/A	1,815,383.515
MFS Global Alternative Strategy Fund	11,372.564	54,947.773	69,698.225	9,785.686	777,092.405
MFS Global Equity Fund	23,528.144	439,164.161	923,915.538	767,905.321	15,102,237.214
MFS Global Growth Fund	15,572.539	38,800.878	265,957.672	147,862.908	6,269,767.497
MFS Global High Yield Fund	15,084.610	103,363.591	319,021.760	1,239,403.271	2,956,750.397
MFS Global New Discovery Fund	7,079.289	8,719.440	37,002.816	8,648.685	1,114,591.811

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1
MFS Global Opportunistic Bond Fund	1,836,306.371	7,545.299	39,905.011	1,967,891.118	N/A	N/A
MFS Global Real Estate Fund	3,345,239.580	17,100.688	444,826.686	54,562,621.040	N/A	N/A
MFS Global Total Return Fund	36,046,474.029	223,424.937	1,919,093.961	21,621,926.931	N/A	N/A
MFS Government Securities Fund	45,114,068.980	85,370.312	379,072.905	30,606,920.554	N/A	N/A
MFS Growth Allocation Fund	193,082,220.362	1,171,359.742	15,287,949.973	15,290,623.308	N/A	N/A
MFS Growth Fund	51,623,444.655	365,406.694	3,788,633.216	67,436,881.768	N/A	N/A
MFS High Income Fund	221,344,208.317	563,661.337	3,149,777.110	41,874,823.520	N/A	N/A
MFS High Yield Pooled Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
MFS Income Fund	130,965,936.096	201,599.910	4,742,999.761	529,042,614.942	N/A	N/A
MFS Inflation-Adjusted Bond Fund	5,883,251.609	18,878.540	275,852.961	602,060.290	N/A	N/A

Shares Outstanding
Fund Name	Class R1	Class R2	Class R3	Class R4	Class R6
MFS Global Opportunistic Bond Fund	64,424.744	46,798.913	90,039.059	29,968.080	122,163,890.960
MFS Global Real Estate Fund	36,593.336	136,704.578	278,225.657	79,845.071	81,006,548.013
MFS Global Total Return Fund	159,374.324	236,990.787	741,365.239	212,059.266	13,031,409.617
MFS Government Securities Fund	179,432.393	4,335,175.982	2,655,198.862	4,422,851.567	148,215,428.895
MFS Growth Allocation Fund	709,029.119	4,004,038.041	4,502,866.495	11,014,893.861	18,242,782.039
MFS Growth Fund	141,740.926	965,529.424	10,133,335.424	4,323,276.332	84,309,242.410
MFS High Income Fund	268,479.652	443,713.018	228,476.412	56,430.679	332,480,334.406
MFS High Yield Pooled Portfolio	N/A	N/A	N/A	N/A	N/A
MFS Income Fund	N/A	N/A	N/A	N/A	206,426,598.707
MFS Inflation-Adjusted Bond Fund	70,468.201	33,316.048	73,083.349	10,119.371	158,309,765.641

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1
MFS International Diversification Fund	154,253,469.128	259,768.921	10,979,748.412	611,452,836.391	N/A	N/A
MFS International Equity Fund	3,376,322.773	N/A	N/A	161,663,707.490	N/A	N/A
MFS International Growth Fund	14,780,016.543	17,029.966	638,040.557	85,188,725.349	N/A	N/A
MFS International Intrinsic Value Fund	44,165,302.121	28,393.907	505,218.294	149,198,812.411	N/A	N/A
MFS International Large Cap Value Fund	572,457.778	N/A	62,163.570	1,088,267.567	N/A	N/A
MFS International New Discovery Fund	17,724,043.033	23,311.850	254,334.433	17,781,548.714	N/A	N/A
MFS Intrinsic Value Fund	96,178.798	N/A	20,922.310	93,825.043	N/A	N/A
MFS Lifetime 2025 Fund	2,643,913.873	32,298.303	199,107.744	213,655.980	N/A	N/A
MFS Lifetime 2030 Fund	5,688,839.124	123,624.387	472,420.805	355,638.128	N/A	N/A
MFS Lifetime 2035 Fund	2,439,616.983	36,976.329	320,125.101	469,439.088	N/A	N/A

Shares Outstanding
Fund Name	Class R1	Class R2	Class R3	Class R4	Class R6
MFS International Diversification Fund	338,937.762	2,304,614.608	57,518,764.683	35,126,675.827	731,921,019.583
MFS International Equity Fund	N/A	N/A	N/A	N/A	456,170,421.593
MFS International Growth Fund	218,565.359	538,059.667	7,303,960.885	2,616,058.436	261,117,201.453
MFS International Intrinsic Value Fund	231,315.212	3,193,750.752	22,726,886.386	12,598,473.800	284,827,226.862
MFS International Large Cap Value Fund	7,231.565	7,489.182	9,256.115	7,500.635	446,394,777.834
MFS International New Discovery Fund	50,344.395	488,959.634	3,322,371.280	2,705,482.464	149,699,539.718
MFS Intrinsic Value Fund	5,748.663	5,755.247	5,779.552	5,696.525	176,855.024
MFS Lifetime 2025 Fund	25,199.357	935,059.122	7,240,247.841	2,198,040.836	14,266,423.914
MFS Lifetime 2030 Fund	199,416.824	2,245,086.154	12,656,243.558	2,278,227.052	22,088,516.163
MFS Lifetime 2035 Fund	73,761.224	796,217.936	9,219,482.067	1,423,175.231	18,205,290.255

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1
MFS Lifetime 2040 Fund	3,631,626.943	62,339.838	330,409.591	748,920.970	N/A	N/A
MFS Lifetime 2045 Fund	1,785,159.996	20,143.689	156,071.908	630,074.993	N/A	N/A
MFS Lifetime 2050 Fund	1,715,633.372	27,123.612	185,292.517	332,067.733	N/A	N/A
MFS Lifetime 2055 Fund	1,404,198.770	18,891.157	149,726.112	199,562.588	N/A	N/A
MFS Lifetime 2060 Fund	1,049,723.793	9,333.690	95,472.357	38,382.953	N/A	N/A
MFS Lifetime 2065 Fund	150,196.382	N/A	21,793.458	11,728.353	N/A	N/A
MFS Lifetime Income Fund	15,251,651.752	57,815.419	1,558,205.855	3,406,451.397	N/A	N/A
MFS Limited Maturity Fund	164,297,122.864	132,518.487	3,675,763.890	96,794,702.883	N/A	N/A
MFS Low Volatility Equity Fund	8,851,426.732	40,593.068	954,430.167	4,548,089.767	N/A	N/A
MFS Low Volatility Global Equity Fund	1,960,505.075	12,616.228	215,493.758	6,491,418.139	N/A	N/A

Shares Outstanding
Fund Name	Class R1	Class R2	Class R3	Class R4	Class R6
MFS Lifetime 2040 Fund	160,410.766	2,126,159.891	10,508,091.523	1,995,258.016	18,819,210.303
MFS Lifetime 2045 Fund	34,844.045	511,435.276	8,105,697.221	931,603.716	14,007,914.780
MFS Lifetime 2050 Fund	38,000.941	706,656.692	6,447,231.668	1,613,868.044	12,198,496.205
MFS Lifetime 2055 Fund	90,970.725	481,587.290	5,041,337.213	603,726.865	9,776,119.920
MFS Lifetime 2060 Fund	6,084.142	236,764.658	3,762,169.046	280,961.205	6,480,816.670
MFS Lifetime 2065 Fund	6,398.634	31,408.917	834,697.354	47,914.657	1,016,129.777
MFS Lifetime Income Fund	231,024.263	1,811,549.465	9,153,270.926	1,352,234.321	15,108,896.623
MFS Limited Maturity Fund	87,719.930	170,605.429	114,798.867	229,670.769	226,351,390.301
MFS Low Volatility Equity Fund	36,894.978	19,436.626	21,896.471	24,792.862	5,463,486.433
MFS Low Volatility Global Equity Fund	9,947.942	11,281.025	6,365.173	6,260.508	6,412,309.595

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1
MFS Managed Wealth Fund	274,186.772	5,683.286	156,854.319	2,385,285.070	N/A	N/A
MFS Maryland Municipal Bond Fund	7,186,631.604	17,706.560	N/A	4,194,910.757	N/A	N/A
MFS Massachusetts Municipal Bond Fund	17,312,992.045	14,481.273	N/A	19,934,248.368	N/A	N/A
MFS Mid Cap Growth Fund	59,718,313.126	258,643.323	3,480,291.791	129,188,266.893	N/A	N/A
MFS Mid Cap Value Fund	60,785,957.341	127,966.766	2,440,770.902	123,960,359.922	N/A	N/A
MFS Mississippi Municipal Bond Fund	7,042,877.197	5,791.933	N/A	890,839.231	N/A	N/A
MFS Moderate Allocation Fund	252,358,632.836	1,210,173.684	17,572,633.997	19,959,347.133	N/A	N/A
MFS Municipal High Income Fund	221,094,730.759	139,682.761	8,650,793.616	246,419,650.850	N/A	N/A
MFS Municipal Income Fund	262,833,072.728	113,813.393	5,870,835.409	237,263,978.608	29,861,860.371	5,813.756
MFS Municipal Intermediate Fund	15,048,527.020	N/A	98,303.652	4,145,327.650	N/A	N/A

Shares Outstanding
Fund Name	Class R1	Class R2	Class R3	Class R4	Class R6
MFS Managed Wealth Fund	5,186.669	5,229.804	5,285.750	5,381.694	227,839.708
MFS Maryland Municipal Bond Fund	N/A	N/A	N/A	N/A	1,568,524.164
MFS Massachusetts Municipal Bond Fund	N/A	N/A	N/A	N/A	1,221,572.225
MFS Mid Cap Growth Fund	122,923.716	955,070.692	21,961,566.457	8,982,562.535	241,137,310.588
MFS Mid Cap Value Fund	299,707.102	1,644,094.612	27,427,529.295	10,465,591.025	278,229,108.524
MFS Mississippi Municipal Bond Fund	N/A	N/A	N/A	N/A	388,151.497
MFS Moderate Allocation Fund	1,004,002.076	4,210,304.436	7,497,598.535	11,361,779.702	15,652,638.111
MFS Municipal High Income Fund	N/A	N/A	N/A	N/A	112,832,776.750
MFS Municipal Income Fund	N/A	N/A	N/A	N/A	118,522,642.450
MFS Municipal Intermediate Fund	N/A	N/A	N/A	N/A	1,169,175.258

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1
MFS Municipal Limited Maturity Fund	139,170,131.977	9,109.163	2,104,079.869	118,347,308.206	N/A	N/A
MFS New Discovery Fund	30,775,193.017	188,433.921	1,367,485.509	8,684,445.119	N/A	N/A
MFS New Discovery Value Fund	15,141,409.545	137,094.462	1,104,223.727	69,743,870.085	N/A	N/A
MFS New York Municipal Bond Fund	12,466,077.025	27,516.001	422,737.170	4,190,196.005	N/A	N/A
MFS North Carolina Municipal Bond Fund	26,469,722.929	7,664.190	1,382,425.804	11,986,656.316	N/A	N/A
MFS Pennsylvania Municipal Bond Fund	11,417,627.563	24,801.320	N/A	3,568,160.664	N/A	N/A
MFS Prudent Investor Fund	674,132.551	6,618.503	348,528.052	718,808.516	N/A	N/A
MFS Research Fund	25,061,210.690	86,777.137	871,236.181	71,276,302.343	N/A	N/A
MFS Research International Fund	29,966,904.293	18,848.310	550,115.557	57,451,031.516	N/A	N/A
MFS South Carolina Municipal Bond Fund	13,092,590.075	4,527.096	N/A	5,980,032.174	N/A	N/A

Shares Outstanding
Fund Name	Class R1	Class R2	Class R3	Class R4	Class R6
MFS Municipal Limited Maturity Fund	N/A	N/A	N/A	N/A	67,844,784.697
MFS New Discovery Fund	130,714.083	705,633.344	4,065,324.495	1,379,334.044	36,087,719.031
MFS New Discovery Value Fund	106,693.328	297,212.752	11,571,850.293	3,720,666.683	80,890,769.906
MFS New York Municipal Bond Fund	N/A	N/A	N/A	N/A	726,906.075
MFS North Carolina Municipal Bond Fund	N/A	N/A	N/A	N/A	4,240,446.861
MFS Pennsylvania Municipal Bond Fund	N/A	N/A	N/A	N/A	2,304,224.234
MFS Prudent Investor Fund	30,770.602	5,361.759	5,440.854	5,521.116	1,013,133.642
MFS Research Fund	82,484.311	239,021.260	500,262.584	190,102.495	33,202,875.517
MFS Research International Fund	45,260.778	2,840,629.840	3,023,829.259	1,893,266.481	592,821,055.153
MFS South Carolina Municipal Bond Fund	N/A	N/A	N/A	N/A	1,923,565.903

Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class A1	Class B1
MFS Technology Fund	14,344,452.559	318,720.756	2,182,244.826	6,411,564.296	N/A	N/A
MFS Total Return Bond Fund	246,366,301.718	153,950.935	2,972,604.800	171,894,108.746	N/A	N/A
MFS Total Return Fund	252,043,331.037	1,064,661.400	11,150,379.697	48,694,483.780	N/A	N/A
MFS U.S. Government Cash Reserve Fund	156,167,746.291	2,253,988.483	16,656,748.947	16,769,864.806	N/A	N/A
MFS U.S. Government Money Market Fund	367,665,186.899	N/A	N/A	N/A	N/A	N/A
MFS Utilities Fund	73,674,955.598	416,853.086	2,599,518.177	23,660,667.291	N/A	N/A
MFS Value Fund	155,015,956.189	310,615.831	8,041,696.219	485,800,317.523	N/A	N/A
MFS Virginia Municipal Bond Fund	21,290,913.049	20,696.963	510,022.452	11,345,173.511	N/A	N/A
MFS West Virginia Municipal Bond Fund	6,949,191.382	3,884.742	N/A	2,347,560.810	N/A	N/A

Shares Outstanding
Fund Name	Class R1	Class R2	Class R3	Class R4	Class R6
MFS Technology Fund	291,618.358	522,217.832	702,588.659	251,865.151	4,377,502.230
MFS Total Return Bond Fund	138,597.955	1,397,032.045	8,357,420.270	4,299,929.618	393,393,806.432
MFS Total Return Fund	343,596.884	3,953,898.365	11,071,905.850	3,824,271.552	60,473,075.383
MFS U.S. Government Cash Reserve Fund	6,894,884.559	17,148,000.769	13,659,508.889	61,265.800	248,678,832.308
MFS U.S. Government Money Market Fund	N/A	N/A	N/A	N/A	N/A
MFS Utilities Fund	197,694.693	1,105,246.664	6,896,436.712	847,402.630	3,971,205.624
MFS Value Fund	198,918.623	5,212,881.548	52,105,958.718	31,610,435.268	398,962,351.183
MFS Virginia Municipal Bond Fund	N/A	N/A	N/A	N/A	2,878,249.591
MFS West Virginia Municipal Bond Fund	N/A	N/A	N/A	N/A	461,498.667

Schedule B

Fund Name	Independent Registered Public Accounting Firm	Fiscal Year End
Massachusetts Investors Growth Stock Fund	Ernst & Young LLP (“E&Y”)	November 30
Massachusetts Investors Trust	Deloitte & Touche LLP (“D&T”)	December 31
MFS Series Trust I
MFS® Core Equity Fund	E&Y	August 31
MFS® Low Volatility Equity Fund	E&Y	August 31
MFS® Low Volatility Global Equity Fund	D&T	August 31
MFS® New Discovery Fund	E&Y	August 31
MFS® Research International Fund	E&Y	August 31
MFS® Technology Fund	E&Y	August 31
MFS® U.S. Government Cash Reserve Fund	D&T	August 31
MFS® Value Fund	E&Y	August 31
MFS Series Trust II
MFS® Growth Fund	D&T	November 30
MFS Series Trust III
MFS® Global High Yield Fund	D&T	January 31
MFS® High Income Fund	D&T	January 31
MFS® High Yield Pooled Portfolio	D&T	January 31
MFS® Municipal High Income Fund	E&Y	January 31
MFS Series Trust IV
MFS® Blended Research Emerging Markets Equity Fund	E&Y	August 31
MFS® Blended Research International Equity Fund	E&Y	August 31
MFS® Global New Discovery Fund	E&Y	August 31
MFS® Mid Cap Growth Fund	D&T	August 31
MFS® U.S. Government Money Market Fund	D&T	August 31
MFS Series Trust V
MFS® International New Discovery Fund	E&Y	September 30
MFS® Research Fund	D&T	September 30
MFS® Total Return Fund	D&T	September 30
MFS Series Trust VI
MFS® Global Equity Fund	E&Y	October 31
MFS® Global Total Return Fund	E&Y	October 31
MFS® Utilities Fund	E&Y	October 31
MFS Series Trust VII
MFS® Emerging Markets Equity Research Fund	E&Y	July 31
MFS® Equity Income Fund	E&Y	July 31
MFS® Intrinsic Value Fund	E&Y	July 31
MFS Series Trust VIII
MFS® Global Growth Fund	D&T	October 31
MFS® Income Fund	E&Y	October 31
MFS Series Trust IX
MFS® Corporate Bond Fund	D&T	April 30
MFS® Inflation-Adjusted Bond Fund	D&T	October 31
MFS® Limited Maturity Fund	D&T	April 30
MFS® Municipal Limited Maturity Fund	D&T	April 30
MFS® Total Return Bond Fund	D&T	April 30
MFS Series Trust X
MFS® Aggressive Growth Allocation Fund	E&Y	May 31
MFS® Blended Research Growth Equity Fund	D&T	May 31
MFS® Blended Research Mid Cap Equity Fund	D&T	May 31
MFS® Blended Research Small Cap Equity Fund	D&T	May 31
MFS® Blended Research Value Equity Fund	D&T	May 31
MFS® Conservative Allocation Fund	E&Y	May 31
MFS® Emerging Markets Debt Fund	E&Y	July 31
MFS® Emerging Markets Debt Local Currency Fund	E&Y	October 31
MFS® Emerging Markets Equity Fund	E&Y	May 31
MFS® Global Opportunistic Bond Fund	E&Y	November 30
MFS® Growth Allocation Fund	E&Y	May 31
MFS® International Diversification Fund	D&T	May 31
MFS® International Growth Fund	E&Y	May 31
MFS® International Intrinsic Value Fund	E&Y	May 31
MFS® International Large Cap Value Fund	E&Y	May 31
MFS® Managed Wealth Fund	E&Y	May 31
MFS® Moderate Allocation Fund	E&Y	May 31
MFS Series Trust XI
MFS® Blended Research Core Equity Fund	D&T	September 30

Fund Name	Independent Registered Public Accounting Firm	Fiscal Year End
MFS® Mid Cap Value Fund	E&Y	September 30
MFS Series Trust XII
MFS® Core Bond Fund	E&Y	April 30
MFS® Lifetime Income Fund	E&Y	April 30
MFS® Lifetime 2025Fund	E&Y	April 30
MFS® Lifetime 2030 Fund	E&Y	April 30
MFS® Lifetime 2035 Fund	E&Y	April 30
MFS® Lifetime 2040 Fund	E&Y	April 30
MFS® Lifetime 2045 Fund	E&Y	April 30
MFS® Lifetime 2050 Fund	E&Y	April 30
MFS® Lifetime 2055 Fund	E&Y	April 30
MFS® Lifetime 2060 Fund	E&Y	April 30
MFS® Lifetime 2065 Fund	E&Y	April 30
MFS Series Trust XIII
MFS® Diversified Income Fund	E&Y	February 28
MFS® Global Real Estate Fund	E&Y	August 31
MFS® Government Securities Fund	D&T	February 28
MFS® New Discovery Value Fund	E&Y	February 28
MFS Series Trust XV
MFS® Commodity Strategy Fund	D&T	October 31
MFS® Global Alternative Strategy Fund	D&T	October 31
MFS Series Trust XVI
MFS® Prudent Investor Fund	D&T	June 30
MFS Series Trust XVII
MFS® International Equity Fund	D&T	June 30
MFS Municipal Series Trust
MFS® Alabama Municipal Bond Fund	D&T	March 31
MFS® Arkansas Municipal Bond Fund	D&T	March 31
MFS® California Municipal Bond Fund	D&T	March 31
MFS® Georgia Municipal Bond Fund	D&T	March 31
MFS® Maryland Municipal Bond Fund	D&T	March 31
MFS® Massachusetts Municipal Bond Fund	D&T	March 31
MFS® Mississippi Municipal Bond Fund	D&T	March 31
MFS® Municipal Income Fund	D&T	March 31
MFS® Municipal Intermediate Fund	D&T	March 31
MFS® New York Municipal Bond Fund	D&T	March 31
MFS® North Carolina Municipal Bond Fund	D&T	March 31
MFS® Pennsylvania Municipal Bond Fund	D&T	March 31
MFS® South Carolina Municipal Bond Fund	D&T	March 31
MFS® Virginia Municipal Bond Fund	D&T	March 31
MFS® West Virginia Municipal Bond Fund	D&T	March 31

Schedule C

Independent Registered Public Accounting Firm Fees

Fees billed by Ernst & Young LLP and Deloitte & Touche LLP in each of the last two fiscal years for services rendered to the funds are shown below. Schedule B identifies the independent registered public accounting firm for each fund.

	Audit	Audit-Related	Tax	All Other
August 31, 2023	Fees	Fees	Fees	Fees

MFS Blended Research Emerging Markets Equity Fund	63,662	0	636	0
MFS Blended Research International Equity Fund	63,662	0	636	0
MFS Core Equity Fund	56,135	0	636	0
MFS Global New Discovery Fund	55,694	0	636	0
MFS Global Real Estate Fund	60,764	0	636	0
MFS Low Volatility Equity Fund	48,577	0	259	0
MFS Low Volatility Global Equity Fund	55,647	0	0	0
MFS Mid Cap Growth Fund	53,879	0	0	0
MFS New Discovery Fund	54,343	0	636	0
MFS Research International Fund	58,231	0	636	0
MFS Technology Fund	56,135	0	636	0
MFS U.S. Government Cash Reserve Fund	38,733	0	0	0
MFS U.S. Government Money Market Fund	38,892	0	0	0
MFS Value Fund	54,671	0	636	0

	Audit	Audit-Related	Tax	All Other
August 31, 2022	Fees	Fees	Fees	Fees

MFS Blended Research Emerging Markets Equity Fund	58,898	0	632	9
MFS Blended Research International Equity Fund	58,898	0	632	68
MFS Core Equity Fund	51,941	0	632	882
MFS Global New Discovery Fund	51,534	0	632	18
MFS Global Real Estate Fund	56,220	0	632	383
MFS Low Volatility Equity Fund	44,956	0	632	98
MFS Low Volatility Global Equity Fund	51,490	0	400	0
MFS Mid Cap Growth Fund	49,856	0	400	0
MFS New Discovery Fund	50,285	0	632	491
MFS Research International Fund	53,879	0	632	2,560
MFS Technology Fund	51,941	0	632	363
MFS U.S. Government Cash Reserve Fund	35,858	0	400	0
MFS U.S. Government Money Market Fund	36,005	0	400	0
MFS Value Fund	50,588	0	632	9,889

	Audit	Audit-Related	Tax	All Other
September 30, 2023	Fees	Fees	Fees	Fees

MFS Blended Research Core Equity Fund	54,259	0	0	0
MFS International New Discovery Fund	58,096	0	636	0
MFS Mid Cap Value Fund	33,683	0	636	0
MFS Research Fund	53,673	0	0	0
MFS Total Return Fund	76,859	0	0	0

	Audit	Audit-Related	Tax	All Other
September 30, 2022	Fees	Fees	Fees	Fees

MFS Blended Research Core Equity Fund	50,208	0	400	0
MFS International New Discovery Fund	53,754	0	632	1,331
MFS Mid Cap Value Fund	31,191	0	632	2,260
MFS Research Fund	49,666	0	400	0
MFS Total Return Fund	76,859	0	400	0

	Audit	Audit-Related	Tax	All Other
October 31, 2023	Fees	Fees	Fees	Fees

MFS Commodity Strategy Fund	79,247	0	0	0
MFS Emerging Markets Debt Local Currency Fund	70,198	0	259	0
MFS Global Alternative Strategy Fund	80,184	0	0	0
MFS Global Equity Fund	61,404	0	636	0
MFS Global Growth Fund	71,996	0	0	0
MFS Global Total Return Fund	71,665	0	636	0
MFS Income Fund	68,150	0	259	0
MFS Inflation-Adjusted Bond Fund	42,406	0	0	0

	Audit	Audit-Related	Tax	All Other
October 31, 2023	Fees	Fees	Fees	Fees

MFS Utilities Fund	56,148	0	636	0

	Audit	Audit-Related	Tax	All Other
October 31, 2022	Fees	Fees	Fees	Fees

MFS Commodity Strategy Fund	73,302	0	400	0
MFS Emerging Markets Debt Local Currency Fund	64,939	0	255	69
MFS Global Alternative Strategy Fund	74,168	0	400	0
MFS Global Equity Fund	56,811	0	632	591
MFS Global Growth Fund	66,600	0	400	0
MFS Global Total Return Fund	66,294	0	632	302
MFS Income Fund	63,046	0	255	79
MFS Inflation-Adjusted Bond Fund	39,253	0	400	0
MFS Utilities Fund	51,953	0	632	523

	Audit	Audit-Related	Tax	All Other
November 30, 2023	Fees	Fees	Fees	Fees

Massachusetts Investors Growth Stock Fund	63,248	0	636	0
MFS Global Opportunistic Bond Fund	66,288	0	259	0
MFS Growth Fund	65,135	0	0	0

	Audit	Audit-Related	Tax	All Other
November 30, 2022	Fees	Fees	Fees	Fees

Massachusetts Investors Growth Stock Fund	58,515	0	632	1,721
MFS Global Opportunistic Bond Fund	61,325	0	255	157
MFS Growth Fund	60,259	0	400	0

	Audit	Audit-Related	Tax	All Other
December 31, 2023	Fees	Fees	Fees	Fees

Massachusetts Investors Trust	57,701	0	0	0

	Audit	Audit-Related	Tax	All Other
December 31, 2022	Fees	Fees	Fees	Fees

Massachusetts Investors Trust	53,389	0	400	0

	Audit	Audit-Related	Tax	All Other
January 31, 2024	Fees	Fees	Fees	Fees

MFS Global High Yield Fund	87,437	0	0	0
MFS High Income Fund	86,869	0	0	0
MFS High Yield Pooled Portfolio	40,610	0	0	0
MFS Municipal High Income Fund	67,055	0	0	0

	Audit	Audit-Related	Tax	All Other
January 31, 2023	Fees	Fees	Fees	Fees

MFS Global High Yield Fund	84,346	0	0	0
MFS High Income Fund	83,798	0	0	0
MFS High Yield Pooled Portfolio	39,190	0	0	0
MFS Municipal High Income Fund	64,691	0	0	0

	Audit	Audit-Related	Tax	All Other
February 29, 2024	Fees	Fees	Fees	Fees

MFS Diversified Income Fund	71,517	0	636	0
MFS Government Securities Fund	66,791	0	0	0
MFS New Discovery Value Fund	56,354	0	636	0

	Audit	Audit-Related	Tax	All Other
February 28, 2023	Fees	Fees	Fees	Fees

MFS Diversified Income Fund	68,994	0	632	0
MFS Government Securities Fund	64,436	0	0	0
MFS New Discovery Value Fund	54,372	0	632	0

	Audit	Audit-Related	Tax	All Other
March 31, 2024	Fees	Fees	Fees	Fees

MFS Alabama Municipal Bond Fund	58,346	0	0	0
MFS Arkansas Municipal Bond Fund	58,346	0	0	0

	Audit	Audit-Related	Tax	All Other
March 31, 2024	Fees	Fees	Fees	Fees

MFS California Municipal Bond Fund	58,346	0	0	0
MFS Georgia Municipal Bond Fund	58,346	0	0	0
MFS Maryland Municipal Bond Fund	58,346	0	0	0
MFS Massachusetts Municipal Bond Fund	58,346	0	0	0
MFS Mississippi Municipal Bond Fund	58,346	0	0	0
MFS Municipal Income Fund	65,726	0	0	0
MFS Municipal Intermediate Fund	50,800	0	0	0
MFS New York Municipal Bond Fund	58,346	0	0	0
MFS North Carolina Municipal Bond Fund	58,346	0	0	0
MFS Pennsylvania Municipal Bond Fund	58,346	0	0	0
MFS South Carolina Municipal Bond Fund	58,346	0	0	0
MFS Virginia Municipal Bond Fund	58,346	0	0	0
MFS West Virginia Municipal Bond Fund	58,346	0	0	0

	Audit	Audit-Related	Tax	All Other
March 31, 2023	Fees	Fees	Fees	Fees

MFS Alabama Municipal Bond Fund	56,293	0	0	0
MFS Arkansas Municipal Bond Fund	56,293	0	0	0
MFS California Municipal Bond Fund	56,293	0	0	0
MFS Georgia Municipal Bond Fund	56,293	0	0	0
MFS Maryland Municipal Bond Fund	56,293	0	0	0
MFS Massachusetts Municipal Bond Fund	56,293	0	0	0
MFS Mississippi Municipal Bond Fund	56,293	0	0	0
MFS Municipal Income Fund	63,409	0	0	0
MFS Municipal Intermediate Fund	40,800	0	0	0
MFS New York Municipal Bond Fund	56,293	0	0	0
MFS North Carolina Municipal Bond Fund	56,293	0	0	0
MFS Pennsylvania Municipal Bond Fund	56,293	0	0	0
MFS South Carolina Municipal Bond Fund	56,293	0	0	0
MFS Virginia Municipal Bond Fund	56,293	0	0	0
MFS West Virginia Municipal Bond Fund	56,293	0	0	0

	Audit	Audit-Related	Tax	All Other
April 30, 2024	Fees	Fees	Fees	Fees

MFS Core Bond Fund	47,300	0	267	0
MFS Corporate Bond Fund	68,800	0	0	0
MFS Lifetime 2025 Fund	36,091	0	0	0
MFS Lifetime 2030 Fund	36,915	0	0	0
MFS Lifetime 2035 Fund	36,091	0	0	0
MFS Lifetime 2040 Fund	36,915	0	0	0
MFS Lifetime 2045 Fund	36,091	0	0	0
MFS Lifetime 2050 Fund	36,223	0	0	0
MFS Lifetime 2055 Fund	36,091	0	0	0
MFS Lifetime 2060 Fund	35,299	0	0	0
MFS Lifetime 2065 Fund	29,800	0	0	0
MFS Lifetime Income Fund	37,244	0	0	0
MFS Limited Maturity Fund	65,648	0	0	0
MFS Municipal Limited Maturity Fund	58,167	0	0	0
MFS Total Return Bond Fund	82,847	0	0	0

	Audit	Audit-Related	Tax	All Other
April 30, 2023	Fees	Fees	Fees	Fees

MFS Core Bond Fund	31,800	0	259	0
MFS Corporate Bond Fund	71,716	0	0	0
MFS Lifetime 2025 Fund	34,832	0	0	0
MFS Lifetime 2030 Fund	35,626	0	0	0
MFS Lifetime 2035 Fund	34,832	0	0	0
MFS Lifetime 2040 Fund	35,626	0	0	0
MFS Lifetime 2045 Fund	34,832	0	0	0
MFS Lifetime 2050 Fund	34,959	0	0	0
MFS Lifetime 2055 Fund	34,832	0	0	0
MFS Lifetime 2060 Fund	34,068	0	0	0
MFS Lifetime 2065 Fund	22,550	0	0	0
MFS Lifetime Income Fund	35,943	0	0	0
MFS Limited Maturity Fund	65,648	0	0	0

	Audit	Audit-Related	Tax	All Other
April 30, 2023	Fees	Fees	Fees	Fees

MFS Municipal Limited Maturity Fund	56,120	0	0	0
MFS Total Return Bond Fund	79,920	0	0	0

	Audit	Audit-Related	Tax	All Other
May 31, 2024	Fees	Fees	Fees	Fees

MFS Aggressive Growth Allocation Fund	35,152	0	0	0
MFS Blended Research Growth Equity Fund	56,725	0	0	0
MFS Blended Research Mid Cap Equity Fund	55,627	0	0	0
MFS Blended Research Small Cap Equity Fund	54,950	0	0	0
MFS Blended Research Value Equity Fund	56,725	0	0	0
MFS Conservative Allocation Fund	35,152	0	0	0
MFS Emerging Markets Equity Fund	66,676	0	644	0
MFS Growth Allocation Fund	35,152	0	0	0
MFS International Diversification Fund	36,147	0	0	0
MFS International Growth Fund	66,818	0	644	0
MFS International Intrinsic Value Fund	66,818	0	644	0
MFS International Large Cap Value Fund	57,835	0	644	0
MFS Managed Wealth Fund	43,463	0	267	0
MFS Moderate Allocation Fund	35,152	0	0	0

	Audit	Audit-Related	Tax	All Other
May 31, 2023	Fees	Fees	Fees	Fees

MFS Aggressive Growth Allocation Fund	33,927	0	0	0
MFS Blended Research Growth Equity Fund	54,730	0	0	0
MFS Blended Research Mid Cap Equity Fund	53,671	0	0	0
MFS Blended Research Small Cap Equity Fund	54,950	0	0	0
MFS Blended Research Value Equity Fund	54,730	0	0	0
MFS Conservative Allocation Fund	33,927	0	0	0
MFS Emerging Markets Equity Fund	64,325	0	636	0
MFS Growth Allocation Fund	33,927	0	0	0
MFS International Diversification Fund	34,886	0	0	0
MFS International Growth Fund	64,463	0	636	0
MFS International Intrinsic Value Fund	64,463	0	636	0
MFS International Large Cap Value Fund	55,800	0	636	0
MFS Managed Wealth Fund	41,941	0	259	0
MFS Moderate Allocation Fund	33,927	0	0	0

	Audit	Audit-Related	Tax	All Other
June 30, 2024	Fees	Fees	Fees	Fees

MFS International Equity Fund	54,020	0	0	0
MFS Prudent Investor Fund	58,191	0	0	0

	Audit	Audit-Related	Tax	All Other
June 30, 2023	Fees	Fees	Fees	Fees

MFS International Equity Fund	52,121	0	0	0
MFS Prudent Investor Fund	56,143	0	0	0

	Audit	Audit-Related	Tax	All Other
July 31, 2024	Fees	Fees	Fees	Fees

MFS Emerging Markets Debt Fund	75,557	0	267	0
MFS Emerging Markets Equity Research Fund	51,800	0	660	0
MFS Equity Income Fund	49,990	0	660	0
MFS Intrinsic Value Fund	50,800	0	660	0

	Audit	Audit-Related	Tax	All Other
July 31, 2023	Fees	Fees	Fees	Fees

MFS Emerging Markets Debt Fund	72,889	0	259	0
MFS Emerging Markets Equity Research Fund	39,050	0	636	0
MFS Equity Income Fund	48,235	0	636	0
MFS Intrinsic Value Fund	38,300	0	636	0

Fees billed by Ernst & Young LLP and Deloitte & Touche LLP in each of the last two fiscal years for services provided to each fund’s Service Affiliates that relate directly to such fund’s operations and financial reporting are shown below. Schedule B identifies the independent registered public accounting firm for each fund. Service Affiliates include each fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the fund.

	Audit-Related	Tax	All Other
August 31, 2023	Fees#	Fees#	Fees#

Service Affiliates of MFS Blended Research Emerging Markets Equity Fund	0	0	3,600
Service Affiliates of MFS Blended Research International Equity Fund	0	0	3,600
Service Affiliates of MFS Core Equity Fund	0	0	3,600
Service Affiliates of MFS Global New Discovery Fund	0	0	3,600
Service Affiliates of MFS Global Real Estate Fund	0	0	3,600
Service Affiliates of MFS Low Volatility Equity Fund	0	0	3,600
Service Affiliates of MFS Low Volatility Global Equity Fund	0	0	0
Service Affiliates of MFS Mid Cap Growth Fund	0	0	0
Service Affiliates of MFS New Discovery Fund	0	0	3,600
Service Affiliates of MFS Research International Fund	0	0	3,600
Service Affiliates of MFS Technology Fund	0	0	3,600
Service Affiliates of MFS U.S. Government Cash Reserve Fund	0	0	0
Service Affiliates of MFS U.S. Government Money Market Fund	0	0	0
Service Affiliates of MFS Value Fund	0	0	3,600

	Audit-Related	Tax	All Other
August 31, 2022	Fees#	Fees#	Fees#

Service Affiliates of MFS Blended Research Emerging Markets Equity Fund	662,511	0	111,415
Service Affiliates of MFS Blended Research International Equity Fund	662,511	0	111,415
Service Affiliates of MFS Core Equity Fund	662,511	0	111,415
Service Affiliates of MFS Global New Discovery Fund	662,511	0	111,415
Service Affiliates of MFS Global Real Estate Fund	662,511	0	111,415
Service Affiliates of MFS Low Volatility Equity Fund	662,511	0	111,415
Service Affiliates of MFS Low Volatility Global Equity Fund	0	0	9,180
Service Affiliates of MFS Mid Cap Growth Fund	0	0	9,180
Service Affiliates of MFS New Discovery Fund	662,511	0	111,415
Service Affiliates of MFS Research International Fund	662,511	0	111,415
Service Affiliates of MFS Technology Fund	662,511	0	111,415
Service Affiliates of MFS U.S. Government Cash Reserve Fund	0	0	9,180
Service Affiliates of MFS U.S. Government Money Market Fund	0	0	9,180
Service Affiliates of MFS Value Fund	662,511	0	111,415

	Audit-Related	Tax	All Other
September 30, 2023	Fees#	Fees#	Fees#

Service Affiliates of MFS Blended Research Core Equity Fund	0	0	0
Service Affiliates of MFS International New Discovery Fund	0	0	3,600
Service Affiliates of MFS Mid Cap Value Fund	0	0	3,600
Service Affiliates of MFS Research Fund	0	0	0
Service Affiliates of MFS Total Return Fund	0	0	0

	Audit-Related	Tax	All Other
September 30, 2022	Fees#	Fees#	Fees#

Service Affiliates of MFS Blended Research Core Equity Fund	0	0	5,390
Service Affiliates of MFS International New Discovery Fund	662,511	0	111,415
Service Affiliates of MFS Mid Cap Value Fund	662,511	0	111,415
Service Affiliates of MFS Research Fund	0	0	5,390
Service Affiliates of MFS Total Return Fund	0	0	5,390

	Audit-Related	Tax	All Other
October 31, 2023	Fees#	Fees#	Fees#

Service Affiliates of MFS Commodity Strategy Fund	0	0	0
Service Affiliates of MFS Emerging Markets Debt Local Currency Fund	0	0	3,600
Service Affiliates of MFS Global Alternative Strategy Fund	0	0	0
Service Affiliates of MFS Global Equity Fund	0	0	3,600
Service Affiliates of MFS Global Growth Fund	0	0	0
Service Affiliates of MFS Global Total Return Fund	0	0	3,600
Service Affiliates of MFS Income Fund	0	0	3,600
Service Affiliates of MFS Inflation-Adjusted Bond Fund	0	0	0
Service Affiliates of MFS Utilities Fund	0	0	3,600

	Audit-Related	Tax	All Other
October 31, 2022	Fees#	Fees#	Fees#

Service Affiliates of MFS Commodity Strategy Fund	0	0	5,390
Service Affiliates of MFS Emerging Markets Debt Local Currency Fund	662,511	0	111,415
Service Affiliates of MFS Global Alternative Strategy Fund	0	0	5,390
Service Affiliates of MFS Global Equity Fund	662,511	0	111,415
Service Affiliates of MFS Global Growth Fund	0	0	5,390
Service Affiliates of MFS Global Total Return Fund	662,511	0	111,415
Service Affiliates of MFS Income Fund	662,511	0	111,415
Service Affiliates of MFS Inflation-Adjusted Bond Fund	0	0	5,390
Service Affiliates of MFS Utilities Fund	662,511	0	111,415

	Audit-Related	Tax	All Other
November 30, 2023	Fees#	Fees#	Fees#

Service Affiliates of Massachusetts Investors Growth Stock Fund	0	0	3,600
Service Affiliates of MFS Global Opportunistic Bond Fund	0	0	3,600
Service Affiliates of MFS Growth Fund	0	0	0

	Audit-Related	Tax	All Other
November 30, 2022	Fees#	Fees#	Fees#

Service Affiliates of Massachusetts Investors Growth Stock Fund	520,036	0	111,415
Service Affiliates of MFS Global Opportunistic Bond Fund	520,036	0	111,415
Service Affiliates of MFS Growth Fund	0	0	5,390

	Audit-Related	Tax	All Other
December 31, 2023	Fees#	Fees#	Fees#

Service Affiliates of Massachusetts Investors Trust	0	0	0

	Audit-Related	Tax	All Other
December 31, 2022	Fees#	Fees#	Fees#

Service Affiliates of Massachusetts Investors Trust	0	0	5,390

	Audit-Related	Tax	All Other
January 31, 2024	Fees#	Fees#	Fees#

Service Affiliates of MFS Global High Yield Fund	0	0	0
Service Affiliates of MFS High Income Fund	0	0	0
Service Affiliates of MFS High Yield Pooled Portfolio	0	0	0
Service Affiliates of MFS Municipal High Income Fund	0	0	3,600

	Audit-Related	Tax	All Other
January 31, 2023	Fees#	Fees#	Fees#

Service Affiliates of MFS Global High Yield Fund	0	0	5,390
Service Affiliates of MFS High Income Fund	0	0	5,390
Service Affiliates of MFS High Yield Pooled Portfolio	0	0	5,390
Service Affiliates of MFS Municipal High Income Fund	0	0	3,165

	Audit-Related	Tax	All Other
February 29, 2024	Fees#	Fees#	Fees#

Service Affiliates of MFS Diversified Income Fund	0	0	3,600
Service Affiliates of MFS Government Securities Fund	0	0	0
Service Affiliates of MFS New Discovery Value Fund	0	0	3,600

	Audit-Related	Tax	All Other
February 28, 2023	Fees#	Fees#	Fees#

Service Affiliates of MFS Diversified Income Fund	0	0	3,165
Service Affiliates of MFS Government Securities Fund	0	0	5,390
Service Affiliates of MFS New Discovery Value Fund	0	0	3,165

	Audit-Related	Tax	All Other
March 31, 2024	Fees#	Fees#	Fees#

Service Affiliates of MFS Alabama Municipal Bond Fund	0	0	0
Service Affiliates of MFS Arkansas Municipal Bond Fund	0	0	0
Service Affiliates of MFS California Municipal Bond Fund	0	0	0
Service Affiliates of MFS Georgia Municipal Bond Fund	0	0	0
Service Affiliates of MFS Maryland Municipal Bond Fund	0	0	0
Service Affiliates of MFS Massachusetts Municipal Bond Fund	0	0	0

	Audit-Related	Tax	All Other
March 31, 2024	Fees#	Fees#	Fees#

Service Affiliates of MFS Mississippi Municipal Bond Fund	0	0	0
Service Affiliates of MFS Municipal Income Fund	0	0	0
Service Affiliates of MFS Municipal Intermediate Fund	0	0	0
Service Affiliates of MFS New York Municipal Bond Fund	0	0	0
Service Affiliates of MFS North Carolina Municipal Bond Fund	0	0	0
Service Affiliates of MFS Pennsylvania Municipal Bond Fund	0	0	0
Service Affiliates of MFS South Carolina Municipal Bond Fund	0	0	0
Service Affiliates of MFS Virginia Municipal Bond Fund	0	0	0
Service Affiliates of MFS West Virginia Municipal Bond Fund	0	0	0

	Audit-Related	Tax	All Other
March 31, 2023	Fees#	Fees#	Fees#

Service Affiliates of MFS Alabama Municipal Bond Fund	0	0	5,390
Service Affiliates of MFS Arkansas Municipal Bond Fund	0	0	5,390
Service Affiliates of MFS California Municipal Bond Fund	0	0	5,390
Service Affiliates of MFS Georgia Municipal Bond Fund	0	0	5,390
Service Affiliates of MFS Maryland Municipal Bond Fund	0	0	5,390
Service Affiliates of MFS Massachusetts Municipal Bond Fund	0	0	5,390
Service Affiliates of MFS Mississippi Municipal Bond Fund	0	0	5,390
Service Affiliates of MFS Municipal Income Fund	0	0	5,390
Service Affiliates of MFS Municipal Intermediate Fund	0	0	5,390
Service Affiliates of MFS New York Municipal Bond Fund	0	0	5,390
Service Affiliates of MFS North Carolina Municipal Bond Fund	0	0	5,390
Service Affiliates of MFS Pennsylvania Municipal Bond Fund	0	0	5,390
Service Affiliates of MFS South Carolina Municipal Bond Fund	0	0	5,390
Service Affiliates of MFS Virginia Municipal Bond Fund	0	0	5,390
Service Affiliates of MFS West Virginia Municipal Bond Fund	0	0	5,390

	Audit-Related	Tax	All Other
April 30, 2024	Fees#	Fees#	Fees#

Service Affiliates of MFS Core Bond Fund	0	0	3,600
Service Affiliates of MFS Corporate Bond Fund	0	0	0
Service Affiliates of MFS Lifetime 2025 Fund	0	0	3,600
Service Affiliates of MFS Lifetime 2030 Fund	0	0	3,600
Service Affiliates of MFS Lifetime 2035 Fund	0	0	3,600
Service Affiliates of MFS Lifetime 2040 Fund	0	0	3,600
Service Affiliates of MFS Lifetime 2045 Fund	0	0	3,600
Service Affiliates of MFS Lifetime 2050 Fund	0	0	3,600
Service Affiliates of MFS Lifetime 2055 Fund	0	0	3,600
Service Affiliates of MFS Lifetime 2060 Fund	0	0	3,600
Service Affiliates of MFS Lifetime 2065 Fund	0	0	3,600
Service Affiliates of MFS Lifetime Income Fund	0	0	3,600
Service Affiliates of MFS Limited Maturity Fund	0	0	0
Service Affiliates of MFS Municipal Limited Maturity Fund	0	0	0
Service Affiliates of MFS Total Return Bond Fund	0	0	0

	Audit-Related	Tax	All Other
April 30, 2023	Fees#	Fees#	Fees#

Service Affiliates of MFS Core Bond Fund	0	0	6,765
Service Affiliates of MFS Corporate Bond Fund	0	0	5,390
Service Affiliates of MFS Lifetime 2025 Fund	0	0	6,765
Service Affiliates of MFS Lifetime 2030 Fund	0	0	6,765
Service Affiliates of MFS Lifetime 2035 Fund	0	0	6,765
Service Affiliates of MFS Lifetime 2040 Fund	0	0	6,765
Service Affiliates of MFS Lifetime 2045 Fund	0	0	6,765
Service Affiliates of MFS Lifetime 2050 Fund	0	0	6,765
Service Affiliates of MFS Lifetime 2055 Fund	0	0	6,765
Service Affiliates of MFS Lifetime 2060 Fund	0	0	6,765
Service Affiliates of MFS Lifetime 2065 Fund	0	0	6,765
Service Affiliates of MFS Lifetime Income Fund	0	0	6,765
Service Affiliates of MFS Limited Maturity Fund	0	0	5,390
Service Affiliates of MFS Municipal Limited Maturity Fund	0	0	5,390
Service Affiliates of MFS Total Return Bond Fund	0	0	5,390

	Audit-Related	Tax	All Other
May 31, 2024	Fees#	Fees#	Fees#

Service Affiliates of MFS Aggressive Growth Allocation Fund	0	0	3,600
Service Affiliates of MFS Blended Research Growth Equity Fund	0	0	0
Service Affiliates of MFS Blended Research Mid Cap Equity Fund	0	0	0
Service Affiliates of MFS Blended Research Small Cap Equity Fund	0	0	0
Service Affiliates of MFS Blended Research Value Equity Fund	0	0	0
Service Affiliates of MFS Conservative Allocation Fund	0	0	3,600
Service Affiliates of MFS Emerging Markets Equity Fund	0	0	3,600
Service Affiliates of MFS Growth Allocation Fund	0	0	3,600
Service Affiliates of MFS International Diversification Fund	0	0	0
Service Affiliates of MFS International Growth Fund	0	0	3,600
Service Affiliates of MFS International Intrinsic Value Fund	0	0	3,600
Service Affiliates of MFS International Large Cap Value Fund	0	0	3,600
Service Affiliates of MFS Managed Wealth Fund	0	0	3,600
Service Affiliates of MFS Moderate Allocation Fund	0	0	3,600

	Audit-Related	Tax	All Other
May 31, 2023	Fees#	Fees#	Fees#

Service Affiliates of MFS Aggressive Growth Allocation Fund	0	0	6,765
Service Affiliates of MFS Blended Research Growth Equity Fund	0	0	3,790
Service Affiliates of MFS Blended Research Mid Cap Equity Fund	0	0	3,790
Service Affiliates of MFS Blended Research Small Cap Equity Fund	0	0	3,790
Service Affiliates of MFS Blended Research Value Equity Fund	0	0	3,790
Service Affiliates of MFS Conservative Allocation Fund	0	0	6,765
Service Affiliates of MFS Emerging Markets Equity Fund	0	0	6,765
Service Affiliates of MFS Growth Allocation Fund	0	0	6,765
Service Affiliates of MFS International Diversification Fund	0	0	3,790
Service Affiliates of MFS International Growth Fund	0	0	6,765
Service Affiliates of MFS International Intrinsic Value Fund	0	0	6,765
Service Affiliates of MFS International Large Cap Value Fund	0	0	6,765
Service Affiliates of MFS Managed Wealth Fund	0	0	6,765
Service Affiliates of MFS Moderate Allocation Fund	0	0	6,765

	Audit-Related	Tax	All Other
June 30, 2024	Fees#	Fees#	Fees#

Service Affiliates of MFS International Equity Fund	0	0	0
Service Affiliates of MFS Prudent Investor Fund	0	0	0

	Audit-Related	Tax	All Other
June 30, 2023	Fees#	Fees#	Fees#

Service Affiliates of MFS International Equity Fund	0	0	3,790
Service Affiliates of MFS Prudent Investor Fund	0	0	3,790

	Audit-Related	Tax	All Other
July 31, 2024	Fees#	Fees#	Fees#

Service Affiliates of MFS Emerging Markets Debt Fund	0	0	3,600
Service Affiliates of MFS Emerging Markets Equity Research Fund	0	0	3,600
Service Affiliates of MFS Equity Income Fund	0	0	3,600
Service Affiliates of MFS Intrinsic Value Fund	0	0	3,600

	Audit-Related	Tax	All Other
July 31, 2023	Fees#	Fees#	Fees#

Service Affiliates of MFS Emerging Markets Debt Fund	0	0	3,600
Service Affiliates of MFS Emerging Markets Equity Research Fund	0	0	3,600
Service Affiliates of MFS Equity Income Fund	0	0	3,600
Service Affiliates of MFS Intrinsic Value Fund	0	0	3,600

# This amount reflects the fees billed to Service Affiliates of each fund for non-audit services relating directly to the operations and financial reporting of the fund (portions of which services also related to the operations and financial reporting of all funds within the MFS funds complex)

During the periods indicated in the tables above, no services described under “Audit- Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate fees billed by Ernst & Young LLP and Deloitte & Touche LLP for each fund’s two most recent fiscal years for non-audit services rendered to each fund and to each fund’s Service Affiliates are shown below. Schedule B identifies the independent registered public accounting firm for each fund. Service Affiliates include MFS and various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the fund.

	2024^	2023^^
Service Affiliates and Fund:
Massachusetts Investors Growth Stock Fund and its Service Affiliates	178,986	884,234
Massachusetts Investors Trust and its Service Affiliates	0	5,790
MFS Aggressive Growth Allocation Fund and its Service Affiliates	229,540	231,515
MFS Alabama Municipal Bond Fund and its Service Affiliates	0	5,390
MFS Arkansas Municipal Bond Fund and its Service Affiliates	0	5,390
MFS Blended Research Core Equity Fund and its Service Affiliates	0	5,790
MFS Blended Research Emerging Markets Equity Fund and its Service Affiliates	228,986	954,997
MFS Blended Research Growth Equity Fund and its Service Affiliates	0	3,790
MFS Blended Research International Equity Fund and its Service Affiliates	228,986	955,056
MFS Blended Research Mid Cap Equity Fund and its Service Affiliates	0	3,790
MFS Blended Research Small Cap Equity Fund and its Service Affiliates	0	3,790
MFS Blended Research Value Equity Fund and its Service Affiliates	0	3,790
MFS California Municipal Bond Fund and its Service Affiliates	0	5,390
MFS Commodity Strategy Fund and its Service Affiliates	0	5,790
MFS Conservative Allocation Fund and its Service Affiliates	229,540	231,515
MFS Core Bond Fund and its Service Affiliates	229,807	231,774
MFS Core Equity Fund and its Service Affiliates	228,986	955,870
MFS Corporate Bond Fund and its Service Affiliates	0	5,390
MFS Diversified Income Fund and its Service Affiliates	258,986	143,797
MFS Emerging Markets Debt Fund and its Service Affiliates	229,807	228,609
MFS Emerging Markets Debt Local Currency Fund and its Service Affiliates	298,609	904,680
MFS Emerging Markets Equity Fund and its Service Affiliates	230,184	232,151
MFS Emerging Markets Equity Research Fund and its Service Affiliates	230,200	228,986
MFS Equity Income Fund and its Service Affiliates	230,200	228,986
MFS Georgia Municipal Bond Fund and its Service Affiliates	0	5,390
MFS Global Alternative Strategy Fund and its Service Affiliates	0	5,790
MFS Global Equity Fund and its Service Affiliates	298,986	905,579
MFS Global Growth Fund and its Service Affiliates	0	5,790
MFS Global High Yield Fund and its Service Affiliates	0	5,390
MFS Global New Discovery Fund and its Service Affiliates	228,986	955,006
MFS Global Opportunistic Bond Fund and its Service Affiliates	178,609	882,293
MFS Global Real Estate Fund and its Service Affiliates	228,986	955,371
MFS Global Total Return Fund and its Service Affiliates	298,986	905,290
MFS Government Securities Fund and its Service Affiliates	0	5,390
MFS Growth Allocation Fund and its Service Affiliates	229,540	231,515
MFS Growth Fund and its Service Affiliates	0	5,790
MFS High Income Fund and its Service Affiliates	0	5,390
MFS High Yield Pooled Portfolio and its Service Affiliates	0	5,390
MFS Income Fund and its Service Affiliates	298,609	904,690
MFS Inflation-Adjusted Bond Fund and its Service Affiliates	0	5,790
MFS International Diversification Fund and its Service Affiliates	0	3,790
MFS International Equity Fund and its Service Affiliates	0	3,790
MFS International Growth Fund and its Service Affiliates	230,184	232,151
MFS International Intrinsic Value Fund and its Service Affiliates	230,184	232,151
MFS International Large Cap Value Fund and its Service Affiliates	230,184	232,151
MFS International New Discovery Fund and its Service Affiliates	228,986	886,319
MFS Intrinsic Value Fund and its Service Affiliates	230,200	228,986
MFS Lifetime 2025 Fund and its Service Affiliates	229,540	231,515
MFS Lifetime 2030 Fund and its Service Affiliates	229,540	231,515
MFS Lifetime 2035 Fund and its Service Affiliates	229,540	231,515
MFS Lifetime 2040 Fund and its Service Affiliates	229,540	231,515
MFS Lifetime 2045 Fund and its Service Affiliates	229,540	231,515
MFS Lifetime 2050 Fund and its Service Affiliates	229,540	231,515
MFS Lifetime 2055 Fund and its Service Affiliates	229,540	231,515
MFS Lifetime 2060 Fund and its Service Affiliates	229,540	231,515
MFS Lifetime 2065 Fund and its Service Affiliates	229,540	231,515
MFS Lifetime Income Fund and its Service Affiliates	229,540	231,515
MFS Limited Maturity Fund and its Service Affiliates	0	5,390
MFS Low Volatility Equity Fund and its Service Affiliates	228,609	955,086
MFS Low Volatility Global Equity Fund and its Service Affiliates	0	9,580
MFS Managed Wealth Fund and its Service Affiliates	229,807	231,774
MFS Maryland Municipal Bond Fund and its Service Affiliates	0	5,390
MFS Massachusetts Municipal Bond Fund and its Service Affiliates	0	5,390
MFS Mid Cap Growth Fund and its Service Affiliates	0	9,580
MFS Mid Cap Value Fund and its Service Affiliates	228,986	887,248

	2024^	2023^^
Service Affiliates and Fund:
MFS Mississippi Municipal Bond Fund and its Service Affiliates	0	5,390
MFS Moderate Allocation Fund and its Service Affiliates	229,540	231,515
MFS Municipal High Income Fund and its Service Affiliates	178,350	143,165
MFS Municipal Income Fund and its Service Affiliates	0	5,390
MFS Municipal Intermediate Fund and its Service Affiliates	0	5,390
MFS Municipal Limited Maturity Fund and its Service Affiliates	0	5,390
MFS New Discovery Fund and its Service Affiliates	228,986	955,479
MFS New Discovery Value Fund and its Service Affiliates	258,986	143,797
MFS New York Municipal Bond Fund and its Service Affiliates	0	5,390
MFS North Carolina Municipal Bond Fund and its Service Affiliates	0	5,390
MFS Pennsylvania Municipal Bond Fund and its Service Affiliates	0	5,390
MFS Prudent Investor Fund and its Service Affiliates	0	3,790
MFS Research Fund and its Service Affiliates	0	5,790
MFS Research International Fund and its Service Affiliates	228,986	957,548
MFS South Carolina Municipal Bond Fund and its Service Affiliates	0	5,390
MFS Technology Fund and its Service Affiliates	228,986	955,351
MFS Total Return Bond Fund and its Service Affiliates	0	5,390
MFS Total Return Fund and its Service Affiliates	0	5,790
MFS U.S. Government Cash Reserve Fund and its Service Affiliates	0	9,580
MFS U.S. Government Money Market Fund and its Service Affiliates	0	9,580
MFS Utilities Fund and its Service Affiliates	298,986	905,511
MFS Value Fund and its Service Affiliates	228,986	964,877
MFS Virginia Municipal Bond Fund and its Service Affiliates	0	5,390
MFS West Virginia Municipal Bond Fund and its Service Affiliates	0	5,390

^ For funds with December 31, November 30, October 30, September 30, and August 31 fiscal year ends, information for fiscal year end December 31, 2023, November 30, 2023, October 31, 2023, September 30, 2023, and August 31, 2023, respectively.

^^ For funds with December 31, November 30, October 30, September 30, and August 31 fiscal year ends, information for fiscal year end December 31, 2022, November 30, 2022, October 31, 2022, September 30, 2022, and August 31, 2022, respectively.

Schedule D

Number of Meetings Held During Most Recent Fiscal Year Ended:

FYE	9/30/23	10/31/23	11/30/23	12/31/23	1/31/24	2/29/24	3/31/24	4/30/24	5/31/24	6/30/24	7/31/24	8/31/24
COMMITTEE
Audit	9	9	9	9	9	9	9	9	8	7	7	7
Compliance	5	5	5	4	5	5	5	5	4	4	4	4
Contracts Review	4	4	4	4	4	4	4	4	4	4	4	4
Nomination & Compensation	2	2	2	2	2	2	2	2	2	2	2	2
Portfolio Trading & Marketing Review	4	4	4	4	4	4	4	4	4	4	4	4
Pricing	4	4	4	4	4	4	4	4	4	4	4	4
Services Contracts	4	4	4	4	4	4	4	4	4	4	4	4
BOARD	7	7	7	7	7	7	7	7	7	7	7	7

Schedule E

Except as noted below, the table below shows the dollar range of equity securities beneficially owned by each nominee in each MFS fund overseen, by the Trustee nominee as of July 31, 2024. Ms. Smith and Mr. Williams did not serve on the Board as of July 31, 2024 and thus these nominees were not subject to the Board’s policy requiring each Independent Trustee to invest on an aggregate basis, within two years of membership on the Board, an amount equal to his or her calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds. As a result, Ms. Smith and Mr. Williams did not beneficially own securities of any MFS fund to be overseen by such nominee as of July 31, 2024 and are not included in the tables below.

The following dollar ranges apply:

N.	None
A.	$1 – $10,000
B.	$10,001 – $50,000
C.	$50,001 – $100,000
D.	Over $100,000

Name and Position	Dollar Range of Equity Securities in Massachusetts Investors Growth Stock Fund	Dollar Range of Equity Securities in Massachusetts Investors Trust	Dollar Range of Equity Securities in MFS Aggressive Growth Allocation Fund	Dollar Range of Equity Securities in MFS Alabama Municipal Bond Fund	Dollar Range of Equity Securities in MFS Arkansas Municipal Bond Fund
Interested Trustee Nominee
Michael W. Roberge	B	D	N	N	N

Independent Trustee Nominees
Steven E. Buller	N	D	N	N	N
John A. Caroselli	N	N	N	N	N
Maureen R. Goldfarb	D	D	N	N	N
Peter D. Jones	N	N	N	N	N
John P. Kavanaugh	N	C	N	N	N
James W. Kilman, Jr.	N	C	N	N	N
Clarence Otis, Jr.	N	N	N	N	N
Maryanne L. Roepke	N	N	N	N	N
Laurie J. Thomsen	N	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Blended Research Core Equity Fund	Dollar Range of Equity Securities in MFS Blended Research Emerging Markets Equity Fund	Dollar Range of Equity Securities in MFS Blended Research Growth Equity Fund	Dollar Range of Equity Securities in MFS Blended Research International Equity Fund	Dollar Range of Equity Securities in MFS Blended Research Mid Cap Equity Fund
Interested Trustee Nominee
Michael W. Roberge	N	N	N	N	N

Independent Trustee Nominees
Steven E. Buller	N	N	N	N	N
John A. Caroselli	N	N	N	N	N
Maureen R. Goldfarb	N	N	N	N	N
Peter D. Jones	N	N	N	D	N
John P. Kavanaugh	N	N	N	N	N
James W. Kilman, Jr.	N	N	N	N	N
Clarence Otis, Jr.	N	N	N	N	N
Maryanne L. Roepke	N	N	N	N	N
Laurie J. Thomsen	N	N	N	N	N

Name and Position	Aggregate Dollar Range of Equity Securities in MFS Blended Research Small Cap Equity Fund	Dollar Range of Equity Securities in MFS Blended Research Value Equity Fund	Dollar Range of Equity Securities in MFS California Municipal Bond Fund	Dollar Range of Equity Securities in MFS Conservative Allocation Fund	Aggregate Dollar Range of Equity Securities in MFS Core Bond Fund
Interested Trustee Nominee
Michael W. Roberge	N	N	N	N	N

Independent Trustee Nominees
Steven E. Buller	N	N	N	N	N
John A. Caroselli	N	N	N	N	N
Maureen R. Goldfarb	N	N	N	N	N
Peter D. Jones	N	N	N	N	N
John P. Kavanaugh	N	N	N	N	N
James W. Kilman, Jr.	N	N	N	N	N
Clarence Otis, Jr.	N	N	N	N	N
Maryanne L. Roepke	N	N	N	N	N
Laurie J. Thomsen	N	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Core Equity Fund	Dollar Range of Equity Securities in MFS Corporate Bond Fund	Dollar Range of Equity Securities in MFS Diversified Income Fund	Dollar Range of Equity Securities in MFS Emerging Markets Debt Fund	Aggregate Dollar Range of Equity Securities in MFS Emerging Markets Debt Local Currency Fund
Interested Trustee Nominee
Michael W. Roberge	D	N	N	N	N

Independent Trustee Nominees
Steven E. Buller	N	N	N	N	N
John A. Caroselli	D	N	N	N	N
Maureen R. Goldfarb	D	N	N	N	N
Peter D. Jones	N	N	N	N	N
John P. Kavanaugh	N	N	N	N	N
James W. Kilman, Jr.	N	N	N	D	D
Clarence Otis, Jr.	N	N	N	N	N
Maryanne L. Roepke	D	N	N	D	N
Laurie J. Thomsen	D	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Emerging Markets Equity Fund	Dollar Range of Equity Securities in MFS Emerging Markets Equity Research Fund	Dollar Range of Equity Securities in MFS Equity Income Fund	Dollar Range of Equity Securities in MFS Georgia Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in MFS Global Alternative Strategy Fund
Interested Trustee Nominee
Michael W. Roberge	D	N	N	N	N

Independent Trustee Nominees
Steven E. Buller	N	N	N	N	N
John A. Caroselli	N	N	N	N	N
Maureen R. Goldfarb	N	N	N	N	N
Peter D. Jones	N	N	N	N	N
John P. Kavanaugh	B	N	N	N	N
James W. Kilman, Jr.	N	N	N	N	N
Clarence Otis, Jr.	N	N	N	N	N
Maryanne L. Roepke	N	N	N	N	N
Laurie J. Thomsen	N	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Global Equity Fund	Dollar Range of Equity Securities in MFS Global Growth Fund	Dollar Range of Equity Securities in MFS Global High Yield Fund	Dollar Range of Equity Securities in MFS Global New Discovery Fund	Aggregate Dollar Range of Equity Securities in MFS Global Opportunistic Bond Fund
Interested Trustee Nominee
Michael W. Roberge	N	A	N	N	N

Independent Trustee Nominees
Steven E. Buller	N	N	N	N	N
John A. Caroselli	N	N	N	N	N
Maureen R. Goldfarb	N	N	N	N	N
Peter D. Jones	N	D	N	N	N
John P. Kavanaugh	N	N	N	N	N
James W. Kilman, Jr.	N	N	N	N	N
Clarence Otis, Jr.	D	N	N	N	N
Maryanne L. Roepke	N	N	N	N	N
Laurie J. Thomsen	N	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Global Real Estate Fund	Dollar Range of Equity Securities in MFS Global Total Return Fund	Dollar Range of Equity Securities in MFS Government Securities Fund	Dollar Range of Equity Securities in MFS Growth Allocation Fund	Aggregate Dollar Range of Equity Securities in MFS Growth Fund
Interested Trustee Nominee
Michael W. Roberge	N	A	N	N	D

Independent Trustee Nominees
Steven E. Buller	N	N	N	N	D
John A. Caroselli	N	N	N	N	N
Maureen R. Goldfarb	N	N	N	A	D
Peter D. Jones	N	N	N	N	N
John P. Kavanaugh	N	N	B	N	D
James W. Kilman, Jr.	D	N	N	N	D
Clarence Otis, Jr.	N	N	N	N	N
Maryanne L. Roepke	N	N	N	N	N
Laurie J. Thomsen	N	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS High Income Fund	Dollar Range of Equity Securities in MFS High Yield Pooled Portfolio[1]	Dollar Range of Equity Securities in MFS Income Fund	Dollar Range of Equity Securities in MFS Inflation-Adjusted Bond Fund	Aggregate Dollar Range of Equity Securities in MFS International Diversification Fund
Interested Trustee Nominee
Michael W. Roberge	N	N	N	N	N

Independent Trustee Nominees
Steven E. Buller	N	N	N	N	N
John A. Caroselli	N	N	N	N	N
Maureen R. Goldfarb	N	N	N	N	N
Peter D. Jones	N	N	D	N	N
John P. Kavanaugh	N	N	N	N	N
James W. Kilman, Jr.	N	N	N	N	D
Clarence Otis, Jr.	N	N	N	N	D
Maryanne L. Roepke	N	N	N	N	N
Laurie J. Thomsen	N	N	N	N	N

1 Shares of the Fund generally are available only to funds distributed by MFD; therefore, Trustees are not eligible to invest in the Fund.

Name and Position	Dollar Range of Equity Securities in MFS International Equity Fund	Dollar Range of Equity Securities in MFS International Growth Fund	Dollar Range of Equity Securities in MFS International Intrinsic Value Fund	Dollar Range of Equity Securities in MFS International Large Cap Value Fund	Aggregate Dollar Range of Equity Securities in MFS international New Discovery Fund
Interested Trustee Nominee
Michael W. Roberge	N	N	N	N	N

Independent Trustee Nominees
Steven E. Buller	N	N	N	N	N
John A. Caroselli	N	C	N	N	C
Maureen R. Goldfarb	N	C	C	N	N
Peter D. Jones	N	N	N	N	N
John P. Kavanaugh	N	N	N	N	B
James W. Kilman, Jr.	N	N	N	N	N
Clarence Otis, Jr.	N	D	N	N	N
Maryanne L. Roepke	N	N	D	N	N
Laurie J. Thomsen	N	N	N	N	C

Name and Position	Dollar Range of Equity Securities in MFS Intrinsic Value Fund	Dollar Range of Equity Securities in MFS Lifetime Income Fund	Dollar Range of Equity Securities in MFS Lifetime 2025 Fund	Dollar Range of Equity Securities in MFS Lifetime 2030 Fund	Aggregate Dollar Range of Equity Securities in MFS Lifetime 2035 Fund
Interested Trustee Nominee
Michael W. Roberge	N	N	N	N	N

Independent Trustee Nominees
Steven E. Buller	N	N	N	N	N
John A. Caroselli	N	N	N	N	N
Maureen R. Goldfarb	N	N	N	N	N
Peter D. Jones	N	N	N	N	N
John P. Kavanaugh	N	N	N	N	N
James W. Kilman, Jr.	N	N	N	N	N
Clarence Otis, Jr.	N	N	N	N	N
Maryanne L. Roepke	N	N	N	N	N
Laurie J. Thomsen	C	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Lifetime 2040 Fund	Dollar Range of Equity Securities in MFS Lifetime 2045 Fund	Dollar Range of Equity Securities in MFS Lifetime 2050 Fund	Dollar Range of Equity Securities in MFS Lifetime 2055 Fund	Aggregate Dollar Range of Equity Securities in MFS Lifetime 2060 Fund
Interested Trustee Nominee
Michael W. Roberge	N	N	N	N	N

Independent Trustee Nominees
Steven E. Buller	N	N	N	N	N
John A. Caroselli	N	N	N	N	N
Maureen R. Goldfarb	N	N	N	N	N
Peter D. Jones	N	N	N	N	N
John P. Kavanaugh	N	N	N	N	N
James W. Kilman, Jr.	N	N	N	N	N
Clarence Otis, Jr.	N	N	N	N	N
Maryanne L. Roepke	N	N	N	N	N
Laurie J. Thomsen	N	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Lifetime 2065 Fund	Dollar Range of Equity Securities in MFS Limited Maturity Fund	Dollar Range of Equity Securities in MFS Low Volatility Equity Fund	Dollar Range of Equity Securities in MFS Low Volatility Global Equity Fund	Aggregate Dollar Range of Equity Securities in MFS Managed Wealth Fund
Interested Trustee Nominee
Michael W. Roberge	N	N	N	N	D

Independent Trustee Nominees
Steven E. Buller	N	N	N	N	N
John A. Caroselli	N	N	N	N	N
Maureen R. Goldfarb	N	N	N	N	N
Peter D. Jones	N	D	N	N	N
John P. Kavanaugh	N	B	N	N	N
James W. Kilman, Jr.	N	N	N	N	N
Clarence Otis, Jr.	N	N	N	N	N
Maryanne L. Roepke	N	N	N	N	N
Laurie J. Thomsen	N	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Maryland Municipal Bond Fund	Dollar Range of Equity Securities in MFS Massachusetts Municipal Bond Fund	Dollar Range of Equity Securities in MFS Mid Cap Growth Fund	Dollar Range of Equity Securities in MFS Mid Cap Value Fund	Aggregate Dollar Range of Equity Securities in MFS Mississippi Municipal Bond Fund
Interested Trustee Nominee
Michael W. Roberge	N	N	A	N	N

Independent Trustee Nominees
Steven E. Buller	N	N	N	N	N
John A. Caroselli	N	N	N	N	N
Maureen R. Goldfarb	N	N	N	N	N
Peter D. Jones	N	N	N	N	N
John P. Kavanaugh	N	N	N	N	N
James W. Kilman, Jr.	N	N	N	C	N
Clarence Otis, Jr.	N	N	N	N	N
Maryanne L. Roepke	N	N	N	N	N
Laurie J. Thomsen	N	N	N	D	N

Name and Position	Dollar Range of Equity Securities in MFS Moderate Allocation Fund	Dollar Range of Equity Securities in MFS Municipal High Income Fund	Dollar Range of Equity Securities in MFS Municipal Income Fund	Dollar Range of Equity Securities in MFS Municipal Intermediate Fund	Aggregate Dollar Range of Equity Securities in MFS Municipal Limited Maturity Fund
Interested Trustee Nominee
Michael W. Roberge	N	N	N	N	N

Independent Trustee Nominees
Steven E. Buller	N	N	N	N	N
John A. Caroselli	N	N	N	N	N
Maureen R. Goldfarb	N	N	N	N	N
Peter D. Jones	N	N	N	N	N
John P. Kavanaugh	N	N	N	N	N
James W. Kilman, Jr.	N	N	N	N	N
Clarence Otis, Jr.	N	N	N	N	N
Maryanne L. Roepke	N	N	N	N	N
Laurie J. Thomsen	N	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS New Discovery Fund	Dollar Range of Equity Securities in MFS New Discovery Value Fund	Dollar Range of Equity Securities in MFS New York Municipal Bond Fund	Dollar Range of Equity Securities in MFS North Carolina Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in MFS North Carolina Municipal Bond Fund
Interested Trustee Nominee
Michael W. Roberge	D	N	N	N	N

Independent Trustee Nominees
Steven E. Buller	D	N	N	N	N
John A. Caroselli	D	N	N	N	N
Maureen R. Goldfarb	N	N	N	N	N
Peter D. Jones	N	N	N	N	N
John P. Kavanaugh	N	N	N	N	N
James W. Kilman, Jr.	N	C	N	N	N
Clarence Otis, Jr.	N	N	N	N	N
Maryanne L. Roepke	N	N	N	N	N
Laurie J. Thomsen	B	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Pennsylvania Municipal Bond Fund	Dollar Range of Equity Securities in MFS Prudent Investor Fund	Dollar Range of Equity Securities in MFS Research Fund	Dollar Range of Equity Securities in MFS Research International Fund	Aggregate Dollar Range of Equity Securities in MFS South Carolina Municipal Fund
Interested Trustee Nominee
Michael W. Roberge	N	N	N	N	N

Independent Trustee Nominees
Steven E. Buller	N	N	N	N	N
John A. Caroselli	N	N	N	N	N
Maureen R. Goldfarb	N	N	D	N	N
Peter D. Jones	N	N	N	N	N
John P. Kavanaugh	N	N	N	N	N
James W. Kilman, Jr.	N	N	N	N	N
Clarence Otis, Jr.	N	N	N	N	N
Maryanne L. Roepke	N	N	N	N	N
Laurie J. Thomsen	N	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Technology Fund	Dollar Range of Equity Securities in MFS Total Return Fund	Dollar Range of Equity Securities in MFS Total Return Bond Fund	Dollar Range of Equity Securities in MFS U.S. Government Cash Reserve Fund	Aggregate Dollar Range of Equity Securities in MFS U.S. Government Money Market Fund
Interested Trustee Nominee
Michael W. Roberge	N	D	N	N	N

Independent Trustee Nominees
Steven E. Buller	N	N	N	N	N
John A. Caroselli	N	N	N	N	N
Maureen R. Goldfarb	N	N	N	N	N
Peter D. Jones	N	N	N	N	N
John P. Kavanaugh	N	N	C	N	N
James W. Kilman, Jr.	N	N	D	N	N
Clarence Otis, Jr.	N	N	N	N	N
Maryanne L. Roepke	D	N	N	N	N
Laurie J. Thomsen	D	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Utilities Fund	Dollar Range of Equity Securities in MFS Value Fund	Dollar Range of Equity Securities in MFS Virginia Municipal Bond Fund	Dollar Range of Equity Securities in MFS West Virginia Municipal Bond Fund
Interested Trustee Nominee
Michael W. Roberge	N	N	N	N

Independent Trustee Nominees
Steven E. Buller	N	D	N	N
John A. Caroselli	N	D	N	N
Maureen R. Goldfarb	N	D	N	N
Peter D. Jones	N	N	N	N
John P. Kavanaugh	N	D	N	N
James W. Kilman, Jr.	N	C	N	N
Clarence Otis, Jr.	N	N	N	N
Maryanne L. Roepke	N	N	N	N
Laurie J. Thomsen	N	D	N	N

Schedule F

Interests of Certain Persons

As of July 31, 2024, to the best knowledge of each Fund, the following shareholders beneficially owned more than 5% of the outstanding shares of any class of such Fund.

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MASSACHUSETTS INVESTORS GROWTH STOCK FUND CLASS A
	28,836,838.12	24.79	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	8,417,024.29	7.24	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	8,352,423.78	7.18	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	6,062,006.10	5.21	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	6,003,756.68	5.16	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
MASSACHUSETTS INVESTORS GROWTH STOCK FUND CLASS B
	33,720.03	9.96	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	17,211.75	5.08	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MASSACHUSETTS INVESTORS GROWTH STOCK FUND CLASS C
	221,427.77	13.61	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	156,816.28	9.64	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	139,698.87	8.59	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	110,465.02	6.79	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	107,770.72	6.62	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	101,477.89	6.24	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	99,387.44	6.11	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
MASSACHUSETTS INVESTORS GROWTH STOCK FUND CLASS I
	7,057,045.82	16.13	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	6,127,676.78	14.00	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	3,720,732.52	8.50	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	2,229,954.98	5.10	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
	3,133,374.63	7.16	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MASSACHUSETTS INVESTORS GROWTH STOCK FUND CLASS R1
	164,564.23	49.24	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	74,708.01	22.35	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MASSACHUSETTS INVESTORS GROWTH STOCK FUND CLASS R2
	243,048.28	14.30	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	193,303.84	11.37	AMERICAN UNITED LIFE GROUP RETIREMENT ANNUITY ATTN S PO BOX 368 INDIANAPOLISI N 46206-0368
	241,643.20	14.21	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
	156,762.83	9.22	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
MASSACHUSETTS INVESTORS GROWTH STOCK FUND CLASS R3
	8,351,814.88	46.50	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	3,090,207.86	17.20	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,002,919.12	5.58	VRSCO VTC CUST TTEE STATE OF FLORIDA 457 2727A ALLEN PKWY # 4-D1HOUSTON TX 77019-2107
MASSACHUSETTS INVESTORS GROWTH STOCK FUND CLASS R4
	6,422,485.71	48.00	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	1,438,652.17	10.75	EMPOWER TRUST RECORDKEEPING LARGE PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002
	729,710.30	5.45	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	1,410,993.95	10.55	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	856,837.06	6.40	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	782,676.34	5.85	NATIONWIDE TRUST COMPANY PO BOX 182029 COLUMBUS OH 43218-2029
MASSACHUSETTS INVESTORS GROWTH STOCK

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
FUND CLASS R6
	21,579,908.91	24.20	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	19,725,519.08	22.12	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	5,742,691.98	6.44	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	4,717,359.53	5.29	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MASSACHUSETTS INVESTORS TRUST CLASS A
	27,648,619.33	26.46	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	7,157,320.71	6.85	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	6,037,365.17	5.78	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	5,375,326.55	5.14	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	5,287,903.89	5.06	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MASSACHUSETTS INVESTORS TRUST CLASS B
	39,676.97	11.34	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	31,468.49	8.99	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	25,624.95	7.32	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	24,985.66	7.14	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MASSACHUSETTS INVESTORS TRUST CLASS C
	257,218.92	12.06	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	255,077.78	11.96	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	225,391.00	10.57	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	156,618.12	7.34	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	128,163.88	6.01	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	126,664.74	5.94	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MASSACHUSETTS INVESTORS TRUST CLASS I

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	3,277,086.48	11.09	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	1,646,606.94	5.57	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,529,374.75	5.18	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MASSACHUSETTS INVESTORS TRUST CLASS R1
	61,535.09	49.83	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	38,107.44	30.86	EQUITABLE LIFE 500 PLAZA DR SECAUCUS NJ 07094-3619
MASSACHUSETTS INVESTORS TRUST CLASS R2
	903,162.04	42.62	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	482,456.43	22.77	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	238,995.65	11.28	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	126,403.09	5.96	EMPOWER TRUST 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MASSACHUSETTS INVESTORS TRUST CLASS R3
	1,801,749.72	36.04	JOHN HANCOCK LIFE INSURANCE COMPANY USA 200 BERKELEY ST BOSTON MA 02116-5023
	1,640,697.31	32.82	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	403,033.11	8.06	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MASSACHUSETTS INVESTORS TRUST CLASS R4
	506,804.47	42.32	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	166,028.46	13.86	NATIONWIDE TRUST COMPANY PO BOX 182029 COLUMBUS OH 43218-2029
	119,614.50	9.99	EMPOWER TRUST 8525 E ORCHARD RD C/O MUTUAL FUND TRADING GREENWOOD VILLAGE CO 80111-5002
	72,989.85	6.10	LINCOLN RETIREMENT PLAN SERVICES COMPANY LANGUAGE LINE SERVICES PO BOX 7876 FORT WAYNE IN 46801-7876
MASSACHUSETTS INVESTORS TRUST CLASS R6
	21,099,368.79	64.06	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	3,123,316.90	9.48	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS AGGRESSIVE GROWTH ALLOCATION FUND CLASS A

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	17,374,938.83	31.42	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	7,033,003.67	12.72	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	4,098,385.41	7.41	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	3,647,030.01	6.59	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS AGGRESSIVE GROWTH ALLOCATION FUND CLASS B
	154,240.36	31.48	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	36,497.62	7.45	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	31,595.73	6.45	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	29,925.37	6.11	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS AGGRESSIVE GROWTH ALLOCATION FUND CLASS C
	2,862,962.07	35.29	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	1,113,723.04	13.73	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	750,975.74	9.26	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	556,560.02	6.86	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	420,313.64	5.18	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS AGGRESSIVE GROWTH ALLOCATION FUND CLASS I
	2,778,805.19	32.63	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,123,512.19	13.19	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	766,778.42	9.00	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	588,112.27	6.91	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	561,678.04	6.60	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS AGGRESSIVE GROWTH ALLOCATION FUND CLASS R1
	364,719.82	72.21	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	77,696.54	15.38	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS AGGRESSIVE GROWTH ALLOCATION FUND CLASS R2

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	720,050.34	42.85	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	459,532.72	27.34	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	101,874.48	6.06	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS AGGRESSIVE GROWTH ALLOCATION FUND CLASS R3
	488,531.12	18.17	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	376,231.23	14.00	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	223,796.43	8.33	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	333,283.85	12.40	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	138,096.34	5.14	ASCENSUS TRUST COMPANY KENNETH S NUGENT PLAN 4245 PO BOX 10758 FARGO ND 58106-0758
	230,794.72	8.59	NATIONWIDE LIFE INSURANCE COMPANY PO BOX 182029 COLUMBUS OH 43218-2029
MFS AGGRESSIVE GROWTH ALLOCATION FUND CLASS R4
	723,790.06	14.47	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	324,391.05	6.48	EMPOWER TRUST RECORDKEEPINGLARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002
	844,533.73	16.88	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	627,394.48	12.54	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	511,746.28	10.23	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
MFS AGGRESSIVE GROWTH ALLOCATION FUND CLASS R6
	6,622,150.00	64.71	MAC & CO 352275 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	621,609.05	6.07	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS ALABAMA MUNICIPAL BOND FUND CLASS A
	3,396,137.09	64.28	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	283,431.44	5.36	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	274,653.29	5.20	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS ALABAMA MUNICIPAL BOND FUND CLASS B
	5,761.71	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS ALABAMA MUNICIPAL BOND FUND CLASS I
	581,767.37	30.55	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	525,402.69	27.59	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	449,409.39	23.60	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	99,338.32	5.22	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	95,852.93	5.03	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS ALABAMA MUNICIPAL BOND FUND CLASS R6
	363,064.94	97.68	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS ARKANSAS MUNICIPAL BOND FUND CLASS A
	6,256,334.34	47.95	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,701,945.07	13.04	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	1,269,927.23	9.73	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	1,121,739.81	8.60	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	659,385.70	5.05	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS ARKANSAS MUNICIPAL BOND FUND CLASS B
	3,142.70	48.48	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	1,182.46	18.24	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	946.24	14.60	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	847.41	13.07	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	363.13	5.60	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS ARKANSAS MUNICIPAL BOND FUND CLASS I
	535,945.07	23.60	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	315,709.17	13.90	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	253,853.85	11.18	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	216,131.80	9.52	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	215,246.48	9.48	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	187,906.24	8.27	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	182,063.87	8.02	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	125,236.58	5.51	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS ARKANSAS MUNICIPAL BOND FUND CLASS R6
	673,397.62	97.75	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS BLENDED RESEARCH CORE EQUITY FUND CLASS A
	2,714,974.66	32.10	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	534,521.45	6.32	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	722,243.85	8.54	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	570,914.25	6.75	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	531,154.60	6.28	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	505,633.43	5.98	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS BLENDED RESEARCH CORE EQUITY FUND CLASS B
	21,038.42	20.75	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	12,226.73	12.06	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	11,769.16	11.61	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	11,522.45	11.37	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	10,690.07	10.55	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS BLENDED RESEARCH CORE EQUITY FUND CLASS C
	97,538.24	22.40	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	70,891.14	16.28	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	45,306.28	10.40	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	34,692.11	7.97	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	32,913.61	7.56	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	29,704.73	6.82	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS BLENDED RESEARCH CORE EQUITY FUND CLASS I
	8,139,428.86	46.85	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	3,617,076.02	20.82	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS BLENDED RESEARCH CORE EQUITY FUND CLASS R1
	19,752.30	46.93	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	14,387.48	34.18	MID ATLANTIC TRUST COMPANY SCHNEIDER AUTOMOTIVE SYSTEM 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	5,448.97	12.95	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
MFS BLENDED RESEARCH CORE EQUITY FUND CLASS R2
	609,587.68	46.86	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	476,002.94	36.59	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	67,984.35	5.23	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS BLENDED RESEARCH CORE EQUITY FUND CLASS R3
	347,343.63	27.80	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	203,465.55	16.28	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	158,548.25	12.69	NATIONWIDE LIFE INSURANCE COMPANY PO BOX 182029 COLUMBUS OH 43218-2029
	97,474.21	7.80	VRSCO VTC CUST TTEE RENFRO CORPORATION 2727A ALLEN PKWY # 4-D1HOUSTON TX 77019-2107
	111,812.93	8.95	JOHN HANCOCK LIFE INSURANCE COMPANY USA 200 BERKELEY ST BOSTON MA 02116-5023

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	63,828.23	5.11	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	70,302.94	5.63	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS BLENDED RESEARCH CORE EQUITY FUND CLASS R4
	56,664.82	18.41	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC KOLL BREN SCHREIBER REALTY ADVISORS EMPLOYEES 100 MAGELLAN WAY COVINGTON KY 41015-1999
	28,031.27	9.11	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC PALECEK ARING AND 100 MAGELLAN WAY COVINGTON KY 41015-1999
	23,047.70	7.49	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC BOSTON ANALYTICAL 100 MAGELLAN WAY COVINGTON KY 41015-1999
	86,425.81	28.08	MID ATLANTIC TRUST COMPANY PRECISION INDUSTRIES, INC. 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	34,766.58	11.29	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	26,162.64	8.50	NATIONWIDE TRUST COMPANY C/O IPO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029
	18,618.60	6.05	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
MFS BLENDED RESEARCH CORE EQUITY FUND CLASS R6
	949,896.90	13.43	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2040 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	686,614.06	9.71	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2050 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	648,677.42	9.17	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2045 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	619,383.81	8.76	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2035 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	583,483.71	8.25	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2030 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	477,334.58	6.75	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	454,494.09	6.43	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2055 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	375,632.78	5.31	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS BLENDED RESEARCH EMERGING MARKETS

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
EQUITY CLASS A
	134,604.54	38.33	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	64,143.78	18.26	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	59,336.67	16.89	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	21,605.99	6.15	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS BLENDED RESEARCH EMERGING MARKETS EQUITY CLASS B
	12,507.27	61.08	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	5,936.33	28.99	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS BLENDED RESEARCH EMERGING MARKETS EQUITY CLASS C
	5,919.90	49.69	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	3,270.63	27.45	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	651.50	5.47	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS BLENDED RESEARCH EMERGING MARKETS EQUITY CLASS I
	842,409.41	36.10	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	817,179.10	35.02	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	316,083.72	13.55	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	235,357.58	10.09	SEI PRIVATE TRUST COMPANY C/O CIBC PRIVATE WEALTH GROUP 1 FREEDOM VALLEY DR OAKS PA 19456-9989
MFS BLENDED RESEARCH EMERGING MARKETS EQTY CLASS R1
	6,064.55	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS BLENDED RESEARCH EMERGING MARKETS EQTY CLASS R2
	6,146.24	99.17	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS BLENDED RESEARCH EMERGING MARKETS

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
EQTY CLASS R3
	6,263.87	60.28	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	4,127.39	39.72	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS BLENDED RESEARCH EMERGING MARKETS EQTY CLASS R4
	6,388.35	67.56	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	3,067.05	32.44	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS BLENDED RESEARCH EMERGING MARKETS EQTY CLASS R6
	2,033,945.79	55.67	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	398,436.86	10.91	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2050 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	308,808.54	8.45	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2040 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	304,367.85	8.33	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2045 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	263,708.51	7.22	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2055 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS BLENDED RESEARCH GROWTH EQUITY FUND CLASS A
	1,575,607.77	43.39	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	589,053.85	16.22	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	193,389.42	5.33	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS BLENDED RESEARCH GROWTH EQUITY FUND CLASS B
	5,955.34	17.93	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	2,045.20	6.16	MFS HERITAGE TRUST COMPANY TRUSTEE IRA JUDY M TOMION 128 GREENHURST ST GENEVA NY 14456-2104
MFS BLENDED RESEARCH GROWTH EQUITY FUND CLASS C
	28,137.48	24.32	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	21,956.22	18.97	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	10,160.01	8.78	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	5,968.38	5.16	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS BLENDED RESEARCH GROWTH EQUITY FUND CLASS I
	791,454.83	27.62	MAC & CO 999772 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	213,769.39	7.46	MAC & CO 999659 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	210,416.04	7.34	MAC & CO 999695 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	187,847.71	6.56	MAC & CO 999657 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	185,374.90	6.47	MAC & CO 999699 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	174,122.03	6.08	MAC & CO 999655 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	150,699.56	5.26	MAC & CO 999656 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	225,626.01	7.87	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	205,034.41	7.16	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS BLENDED RESEARCH GROWTH EQUITY FUND CLASS R1
	33,025.30	60.52	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	9,076.15	16.63	L&S ELECTRIC INC TRUSTEE L&S ELECTRIC INC C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	7,220.01	13.23	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	5,246.47	9.61	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC SOUTH-WESTERN CITY SCHOOLS 403B 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS BLENDED RESEARCH GROWTH EQUITY FUND CLASS R2
	7,374.53	42.44	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	7,228.53	41.59	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	2,775.34	15.97	ASCENSUS TRUST COMPANY RADHIKA PEDIATRIC EMERGENCY CARE PL PO BOX 10758

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
			FARGO ND 58106-0758
MFS BLENDED RESEARCH GROWTH EQUITY FUND CLASS R3
	7,333.15	81.07	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	1,712.49	18.93	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS BLENDED RESEARCH GROWTH EQUITY FUND CLASS R4
	7,452.73	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS BLENDED RESEARCH GROWTH EQUITY FUND CLASS R6
	1,519,401.67	19.04	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2040 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	1,200,712.00	15.04	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2050 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	1,087,815.36	13.63	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2045 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	979,302.00	12.27	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2035 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	932,029.53	11.68	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2030 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	796,610.16	9.98	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2055 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	434,192.80	5.44	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2060 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	405,336.51	5.08	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME INCOME FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS BLENDED RESEARCH INTERNATIONAL EQUITY FUND CLASS A
	1,066,235.29	49.49	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	515,370.01	23.92	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	197,215.61	9.15	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	116,864.89	5.42	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS BLENDED RESEARCH INTERNATIONAL EQUITY FUND CLASS B
	6,191.62	55.95	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	2,380.25	21.51	MFS HERITAGE TRUST COMPANY TTEE RAYMOND CORBE IRA TRIWELD INDUSTRIES INC 39 NEHRING AVEBABYLON NY 11702-2429
	2,182.88	19.73	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS BLENDED RESEARCH INTERNATIONAL EQUITY FUND CLASS C
	17,181.56	28.48	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	14,432.69	23.93	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	9,663.47	16.02	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	8,260.13	13.69	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	6,230.01	10.33	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS BLENDED RESEARCH INTERNATIONAL EQUITY FUND CLASS I
	9,771,662.58	49.41	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	2,858,911.05	14.46	MAC & CO 999772 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	1,937,042.63	9.79	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS BLENDED RESEARCH INTERNATIONAL EQUITY FUND CLASS R1
	18,998.44	23.56	STEPHAN GLATZ BJ POMERANTS TRUSTEE COLUMBUS SURGICAL ASSOCIATES P C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	14,363.26	17.81	ERIK LOKKEN TRUSTEE DURANGO DENTAL CERAMICS C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	13,984.84	17.34	CHUCK & LORI GREGORICH TRUSTEE NET HEALTH SHOPS LLC PLAN C/O FASCORE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	5,727.35	7.10	CAPITAL BANK & TRUST COMPANY MILBRANDT MANAGEMENT C/O FASCORE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	6,285.15	7.79	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	5,247.99	6.51	SCOTT PORTER TRUSTEE SANDPOINT SUPER DRUG PLAN C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	4,522.29	5.61	D HOFFMAN R HOFFMAN V HOFFMAN TRUSTEE HOFFMAN AG SERVICE LTD PLAN C/O EMPOWER8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	4,400.02	5.46	DR MATTHEW BLUTH SHAWNEE BLUTH TRUSTEE FIRST CITY DENTISTRY PLAN C/O FASCORE8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS BLENDED RESEARCH INTERNATIONAL EQUITY FUND CLASS R2
	43,436.47	19.19	CAPITAL BANK & TRUST COMPANY TRUSTEE F SHARP HONDA INC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	29,027.96	12.83	JOSH SMITH TRUSTEE A & K EQUIPMENT COMPANY PLAN C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	18,737.41	8.28	D AYERS D AYERS K ROSS TRUSTEE D&N FENCE DES MOINES STEEL FENCE CO C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	17,590.48	7.77	CRAIG REINER & DEDRA REINER TTEES F REINER CONTRACTING C/O FASCORE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	15,507.80	6.85	JOHN SALENTINE TRUSTEE HAMMERHEAD INDUSTRIES INC PS P C/O FASCORE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	12,924.21	5.71	JAMES ANTHONY FRAZIER TRUSTEE FRAZIER HOME DESIGN N C/O FASCORE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS BLENDED RESEARCH INTERNATIONAL EQUITY FUND CLASS R3
	24,654.03	17.40	TIM DICKERSON TRUSTEE GASSER & BUSH INC C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	23,280.87	16.43	BRIAN KARMIE & DALE KARMIE TTEES FB FOREVERLAWN INC C/O EMPOWER 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	21,260.19	15.01	CAPITAL BANK & TRUST COMPANY TRUSTEE F MILLER-SELLNER INC EMPLOYEES SVGS & 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	11,578.97	8.17	CAPITAL BANK & TRUST COMPANY TRUSTEE F LIPSCHULTZ LEVIN & GRAY LLC SECTION 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	8,543.52	6.03	TONY GAMELIN CFO INTEGRITY PLAN C/O FASCORE 8515 E ORCHARD RD # 2T2

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
			GREENWOOD VLG CO 80111-5002
MFS BLENDED RESEARCH INTERNATIONAL EQUITY FUND CLASS R4
	32,314.97	57.34	MATRIX TRUST COMPANY AGENTTRP RPS RK CASTAGNA REALTY CO INC 2110 NORTHERN BLVDMANHASSET NY 11030-3502
	17,371.33	30.83	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	6,666.81	11.83	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS BLENDED RESEARCH INTERNATIONAL EQUITY FUND CLASS R6
	5,073,170.51	17.75	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2040 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	4,565,173.69	15.97	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2050 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	3,949,584.71	13.82	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2045 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	3,028,387.52	10.60	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2055 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	2,958,520.51	10.35	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2035 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	2,552,780.28	8.93	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2030 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	1,651,369.11	5.78	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2060 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS BLENDED RESEARCH MID CAP EQUITY FUND CLASS A
		58.59	EMPOWER TRUST GREAT WEST IRA ADVANTAGE C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
		17.31	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY B3N WINDSOR CT 06095-4773
		7.57	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS BLENDED RESEARCH MID CAP EQUITY FUND CLASS B
	7,430.32	41.82	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	5,677.16	31.95	MFS HERITAGE TRUST COMPANY TRUSTEE THE GARY W GOSS IRA SHEKAR & ASSOC INC SAR SEP PLAN 586 MYRICKS STEAST TAUNTON MA

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
			02718-1470
	1,551.61	8.73	MFS HERITAGE TRUST COMPANY TRUSTEE IRA R/O DARRELL L SPARA 6 N SKANEATELES ST JORDAN NY 13080-8102
	931.68	5.24	MFS HERITAGE TRUST COMPANY TRUSTEE HAANI G ABDIN IRA SILVER STAR JEWELRY SEP PLAN 7257 E 1ST AVESCOTTSDALE AZ 85251-4403
MFS BLENDED RESEARCH MID CAP EQUITY FUND CLASS C
	225,028.35	76.16	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	22,477.65	7.61	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	20,327.59	6.88	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS BLENDED RESEARCH MID CAP EQUITY FUND CLASS I
	2,182,747.46	13.71	MAC & CO 999772 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	4,847,346.68	30.44	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	2,360,971.74	14.83	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,254,198.98	14.16	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	815,894.25	5.12	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS BLENDED RESEARCH MID CAP EQUITY FUND CLASS R1
	7,434.46	63.28	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	4,314.48	36.72	ASCENSUS TRUST COMPANY YCC PRODUCTS PO BOX 10758 FARGO ND 58106-0758
MFS BLENDED RESEARCH MID CAP EQUITY FUND CLASS R2
	3,391.71	8.87	ASCENSUS TRUST COMPANY JOY ROBICHAUD & ASSOCIATES LTD 759006 PO BOX 10758 FARGO ND 58106-0758
	2,780.41	7.27	ASCENSUS TRUST COMPANY JEFFREY A SILVERSTEIN MD PS 752325 PO BOX 10758 FARGO ND 58106-0758
	2,625.52	6.87	ASCENSUS TRUST COMPANY TIM FIELD PO BOX 10758 FARGO ND 58106-0758
	10,077.40	26.36	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	7,675.71	20.08	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	4,466.99	11.68	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	2,167.44	5.67	MATRIX TRUST COMPANY AGENTTRP RPS RK OAK CREEK TRADING COMPANY 14301 ASHLEYVILLE LNMIDLOTHIAN VA 23112-1576
MFS BLENDED RESEARCH MID CAP EQUITY FUND CLASS R3
	56,666.74	23.16	ASCENSUS TRUST COMPANY ENVIROTRAC LTD PLAN 197093 PO BOX 10758 FARGO ND 58106-0758
	45,845.99	18.73	VILLAGE OF VERNON HILLS 290 EVERGREEN DR VERNON HILLS IL 60061-2904
	26,791.86	10.95	VILLAGE OF ADDISON 1 FRIENDSHIP PLZ ADDISON IL 60101-2786
	21,756.74	8.89	NATIONWIDE TRUST COMPANY PO BOX 182029 COLUMBUS OH 43218-2029
	18,178.84	7.43	VILLAGE OF HUNTLEY C/O MISSIONSQUARE RETIREMENT 10987 MAIN ST HUNTLEY IL 60142-7394
	16,353.39	6.68	C/O MISSIONSQUARE RETIREMENT VILLAGE OF BENSENVILLE 457 12 S CENTER ST BENSENVILLE IL 60106-2130
	16,306.39	6.66	C/O MISSIONSQUARE RETIREMENT CITY OF ROCHELLE PO BOX A 420 N 6TH STROCHELLE IL 61068-1540
	12,629.58	5.16	C/O MISSIONSQUARE RETIREMENT VILLAGE OF ROSELLE 457 31 S PROSPECT ST ROSELLE IL 60172-2023
MFS BLENDED RESEARCH MID CAP EQUITY FUND CLASS R4
	57,780.64	72.68	ASCENSUS TRUST COMPANY LEECH LAKE BAND OF OJIBWE GOVERNMEN 204932 PO BOX 10758 FARGO ND 58106-0758
	13,796.22	17.35	ASCENSUS TRUST COMPANY LEECH LAKE BAND OF OJIBWE PL 204930 PO BOX 10758 FARGO ND 58106-0758
	7,923.52	9.97	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS BLENDED RESEARCH MID CAP EQUITY FUND CLASS R6
	4,811,684.92	15.40	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2040 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	3,773,861.66	12.08	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2050 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	3,465,096.69	11.09	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2045 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	3,078,705.04	9.86	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2035 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	2,526,759.89	8.09	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2055 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	2,449,510.10	7.84	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2030 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS BLENDED RESEARCH SMALL CAP EQUITY FUND CLASS A
	813,932.96	30.65	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	453,647.78	17.08	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	373,753.84	14.07	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	225,572.03	8.49	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS BLENDED RESEARCH SMALL CAP EQUITY FUND CLASS B
	5,494.60	30.57	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	5,086.36	28.30	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	1,220.94	6.79	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS BLENDED RESEARCH SMALL CAP EQUITY FUND CLASS C
	184,438.74	55.18	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	32,251.96	9.65	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	31,625.66	9.46	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	30,343.88	9.08	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS BLENDED RESEARCH SMALL CAP EQUITY FUND CLASS I
	4,294,068.79	57.77	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	1,005,497.92	13.53	MAC & CO 999772 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
MFS BLENDED RESEARCH SMALL CAP EQUITY FUND CLASS R1
	27,423.90	11.15	CAPITAL BANK & TRUST COMPANY TRUSTEE F MIDWEST TIRE & MUFFLER INC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	13,231.57	5.38	CAPITAL BANK & TRUST COMPANY TRUSTEE TECHMASTERS PS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	12,801.20	5.20	CAPITAL BANK & TRUST COMPANY TRUSTEE LISA BREUNER DPM INC PS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	36,636.11	14.89	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	21,021.74	8.55	MARK LEOPOLDINO & PAULA TAUTKUS TRUSTEE ROBERT MARK ASSOCIATES INC & TR C/O FASCORE8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	17,793.70	7.23	STEPHAN GLATZ BJ POMERANTS TRUSTEE COLUMBUS SURGICAL ASSOCIATES P C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	12,587.26	5.12	ASHLEY WANGLER & NICHOLAS WANGLER F DENTAL SUITE C/O FASCORE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS BLENDED RESEARCH SMALL CAP EQUITY FUND CLASS R3
	18,375.02	21.27	CAPITAL BANK & TRUST COMPANY TRUSTEE DALCO METALS INC C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	10,912.21	12.63	CAPITAL BANK & TRUST COMPANY FLY EXCLUSIVE PLAN C/O FASCORE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	26,740.18	30.95	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	19,184.79	22.20	CAPITAL BANK & TRUST COMPANY TRUSTEE F HSTA PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	6,684.13	7.74	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS BLENDED RESEARCH SMALL CAP EQUITY FUND CLASS R4
	1,386,106.01	98.42	NATIONWIDE TRUST COMPANY FBO PO BOX 182029 COLUMBUS OH 43218-2029
MFS BLENDED RESEARCH SMALL CAP EQUITY FUND CLASS R6
	997,596.34	11.73	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2040 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	862,669.29	10.14	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2050 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	763,890.21	8.98	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2045 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	610,422.14	7.18	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2035 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	580,277.70	6.82	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2055 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	531,614.49	6.25	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2030 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS BLENDED RESEARCH VALUE EQUITY FUND CLASS A
	437,316.87	27.00	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	246,959.42	15.25	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	218,494.76	13.49	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	143,630.75	8.87	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	83,487.60	5.16	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS BLENDED RESEARCH VALUE EQUITY FUND CLASS B
	5,537.75	28.10	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7610
	3,658.41	18.57	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	2,512.72	12.75	MFS HERITAGE TRUST COMPANY TRUSTEE IRA R/O AMY SCARAMUZZINO 119 QUAY DR ROCHESTER NY 14617-1656
	1,678.74	8.52	MFS HERITAGE TRUST COMPANY TRUSTEE IRA KATHLEEN R CURRIER 2283 DOLPHIN SHORES DR SW UNIT 2 SUPPLY NC 28462-0069
	993.20	5.04	MFS HERITAGE TRUST COMPANY TTEE HENRY DONLON IRA DONLON DRAPER INC 51 COUNTRY WAY MEDFIELD MA 02052-2204
MFS BLENDED RESEARCH VALUE EQUITY FUND CLASS C
	22,817.66	26.75	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	22,786.64	26.72	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	9,640.79	11.30	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	5,586.27	6.55	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7610
MFS BLENDED RESEARCH VALUE EQUITY FUND CLASS I
	1,161,192.71	32.02	MAC & CO 999772 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	315,103.35	8.69	MAC & CO 999659 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	306,468.92	8.45	MAC & CO 999695 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	276,935.92	7.64	MAC & CO 999657 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	270,185.85	7.45	MAC & CO 999699 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	253,006.58	6.98	MAC & CO 999655 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	222,270.71	6.13	MAC & CO 999656 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	204,633.84	5.64	MAC & CO 999770 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
MFS BLENDED RESEARCH VALUE EQUITY FUND CLASS R1
	6,897.34	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7610
MFS BLENDED RESEARCH VALUE EQUITY FUND CLASS R2
	7,020.39	84.11	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7610
	1,325.86	15.89	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS BLENDED RESEARCH VALUE EQUITY FUND CLASS R3
	13,359.85	65.09	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	7,163.96	34.91	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7610
MFS BLENDED RESEARCH VALUE EQUITY FUND CLASS R4
	7,292.65	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7610
MFS BLENDED RESEARCH VALUE EQUITY FUND CLASS R6
	2,367,878.33	19.37	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2040 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	1,843,990.12	15.09	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2050 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	1,695,198.96	13.87	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2045 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	1,546,033.75	12.65	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2035 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	1,498,277.80	12.26	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2030 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	1,231,876.56	10.08	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2055 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	727,511.70	5.95	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME INCOME FUND 200 NEWPORT AVENUE

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
			EXT NORTH QUINCY MA 02171-2102
	674,403.50	5.52	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2060 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS CALIFORNIA MUNICIPAL BOND FUND CLASS A
	39,879,759.87	56.95	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	4,732,974.67	6.76	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	4,220,466.77	6.03	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
MFS CALIFORNIA MUNICIPAL BOND FUND CLASS B
	16,492.38	61.99	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	3,137.63	11.79	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	2,559.25	9.62	JUDY K GOODFELLOW U/DELAWARE UNIF TOD ACT 12808 PIMPERNEL WAY SAN DIEGO CA 92129-3603
	2,323.91	8.74	DAVID NEYLAN & TAMARA NEYLAN TTEES NEYLAN FAMILY REVOCABLE TRUST UA DTD 02/03/200916046 CAYENNE CREEK RD SAN DIEGO CA 92127-3704
	1,519.41	5.71	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS CALIFORNIA MUNICIPAL BOND FUND CLASS C
	819,122.69	46.85	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	182,445.64	10.43	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	148,361.85	8.48	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
MFS CALIFORNIA MUNICIPAL BOND FUND CLASS I
	3,183,456.94	20.48	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	2,496,148.85	16.06	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	2,381,694.58	15.32	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	1,812,359.60	11.66	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	1,358,649.11	8.74	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	951,415.66	6.12	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	800,064.82	5.15	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS CALIFORNIA MUNICIPAL BOND FUND CLASS R6
	8,528,418.13	98.11	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS COMMODITY STRATEGY FUND CLASS A
	864,983.89	37.22	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	507,283.49	21.83	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	209,837.00	9.03	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	149,877.94	6.45	J P MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003
MFS COMMODITY STRATEGY FUND CLASS B
	18,211.20	84.97	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	2,691.56	12.56	MFS HERITAGE TRUST COMPANY TTEE LAURA RINI RAINES IRA BAILEY MCCAFFERY LLC 5591 BELLAIRE DRNEW ORLEANS LA 70124-1001
MFS COMMODITY STRATEGY FUND CLASS C
	74,056.78	74.50	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS COMMODITY STRATEGY FUND CLASS I
	2,199,112.59	48.42	MAC & CO 999772 ATTN MUTUAL FUND OPERATIONS 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	382,751.01	8.43	MAC & CO 999655 ATTN MUTUAL FUND OPERATIONS 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	247,615.54	5.45	MAC & CO 999656 ATTN MUTUAL FUND OPERATIONS 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	228,419.43	5.03	MAC & CO 999654 ATTN MUTUAL FUND OPERATIONS 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	888,360.83	19.56	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS COMMODITY STRATEGY FUND CLASS R1
	18,177.12	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS COMMODITY STRATEGY FUND CLASS R2
	65,688.21	76.52	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	18,748.35	21.84	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS COMMODITY STRATEGY FUND CLASS R3
	18,919.84	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS COMMODITY STRATEGY FUND CLASS R4
	19,174.45	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS COMMODITY STRATEGY FUND CLASS R6
	71,433,514.40	30.36	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	54,293,359.58	23.07	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	38,182,189.89	16.23	STATE STREET BANK AS CUSTODIAN OF MFS AGG GROWTH ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	20,443,610.54	8.69	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS CONSERVATIVE ALLOCATION FUND CLASS A
	86,161,463.52	55.13	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	7,985,581.91	5.11	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS CONSERVATIVE ALLOCATION FUND CLASS B
	81,720.34	14.25	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	75,319.19	13.13	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	55,704.99	9.71	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	38,711.24	6.75	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	30,514.70	5.32	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
MFS CONSERVATIVE ALLOCATION FUND CLASS C
	2,205,584.45	16.41	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	1,939,187.43	14.43	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	1,927,860.04	14.34	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	1,674,620.59	12.46	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	1,073,189.75	7.98	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	683,425.23	5.08	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS CONSERVATIVE ALLOCATION FUND CLASS I
	3,845,059.53	17.18	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	3,188,732.54	14.25	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	2,912,434.54	13.02	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	2,635,433.44	11.78	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	1,931,445.75	8.63	MASSACHUSETTS FINANCIAL SERVICES 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	1,415,825.13	6.33	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	1,193,787.71	5.34	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	1,128,045.91	5.04	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
MFS CONSERVATIVE ALLOCATION FUND CLASS R1
	214,807.16	39.77	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	109,549.05	20.28	ASCENSUS TRUST COMPANY PEDIATRIC & ADOLESCENT CENTER 197051 PO BOX 10758 FARGO ND 58106-0758
	36,860.52	6.82	MID ATLANTIC TRUST COMPANY LEVEL ONE HVAC INC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	71,690.51	13.27	EQUITABLE LIFE 500 PLAZA DR SECAUCUS NJ 07094-3619
MFS CONSERVATIVE ALLOCATION FUND CLASS R2
	506,011.05	22.94	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	156,763.94	7.11	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	525,356.77	23.81	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	169,420.03	7.68	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	165,021.41	7.48	MARTIGNETTI COMPANIES LLC MARTIGNETTI COMPANIES 500 JOHN HANCOCK RD TAUNTON

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
			MA 02780-7379
MFS CONSERVATIVE ALLOCATION FUND CLASS R3
	388,419.43	9.95	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	359,101.63	9.20	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	230,068.42	5.90	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	436,874.33	11.20	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	246,433.03	6.32	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
MFS CONSERVATIVE ALLOCATION FUND CLASS R4
	5,495,522.45	34.55	HEB PARTNER STOCK PLAN 646 S FLORES ST SAN ANTONIO TX 78204-1219
	3,880,851.60	24.40	TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500
	1,495,695.30	9.40	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	832,470.66	5.23	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
MFS CONSERVATIVE ALLOCATION FUND CLASS R6
	2,821,636.58	43.71	MAC & CO 353607 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	516,131.02	8.00	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	424,258.51	6.57	LINCOLN INVESTMENT PLANNING LLC 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275
MFS CORE BOND FUND CLASS A
	95,069.94	32.14	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	34,545.98	11.68	MFS HERITAGE TRUST COMPANY TTEE REBECCA A WISHER IRA HORVE CONSTRUCTION LLC 13420 TAFT RDCLINTON IL 61727-1508
	21,745.36	7.35	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	15,117.50	5.11	MFS HERITAGE TRUST COMPANY TRUSTEE THE PHILLIP L JACKSON IRA PHILLIP JACKSON SALES SEP PLAN 6094 SINGLETREE LNWILLIAMSBURG MI 49690-8909

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS CORE BOND FUND CLASS C
	84,604.36	74.02	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	7,619.31	6.67	MFS HERITAGE TRUST COMPANY TTEE ROSEMARY J COOVER IRA COOVER TRUCKING INC 17670 180TH RDERIE KS 66733-4153
	5,960.63	5.21	MFS HERITAGE TRUST COMPANY TTEE C DAVID COOVER IRA COOVER TRUCKING INC 17670 180TH RDERIE KS 66733-4153
MFS CORE BOND FUND CLASS I
	8,457.90	56.23	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	5,462.66	36.32	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	782.73	5.20	MFS HERITAGE TRUST COMPANY TRUSTEE IRA R/O DANIEL SKOLOCHENKO 725 DETROIT ST SAN FRANCISCO CA 94131-2812
MFS CORE BOND FUND CLASS R1
	6,442.79	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS CORE BOND FUND CLASS R2
	5,407.77	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS CORE BOND FUND CLASS R3
	5,435.12	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS CORE BOND FUND CLASS R4
	5,462.61	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS CORE BOND FUND CLASS R6
	2,677,956.82	99.95	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS CORE EQUITY FUND CLASS A
	26,233,589.29	49.18	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	3,627,765.54	6.80	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS CORE EQUITY FUND CLASS B

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	46,086.54	20.68	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	29,690.42	13.32	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	16,344.49	7.33	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	16,315.99	7.32	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS CORE EQUITY FUND CLASS C
	431,338.90	16.89	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	303,924.94	11.90	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	263,578.79	10.32	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	249,193.52	9.76	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	188,815.52	7.39	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	164,796.44	6.45	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	163,290.53	6.39	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	156,638.59	6.13	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	144,174.45	5.64	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS CORE EQUITY FUND CLASS I
	6,133,717.39	19.92	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	4,933,206.72	16.02	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	4,206,523.46	13.66	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	3,740,462.76	12.15	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	2,691,224.05	8.74	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	2,676,230.29	8.69	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	1,970,576.64	6.40	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
MFS CORE EQUITY FUND CLASS R1
	98,083.17	56.23	LINCOLN RETIREMENT SERVICES COMPANY ST JOHNS CNTY BRD CNTY COMM 457 PO BOX 7876 FORT WAYNE IN 46801-7876

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	33,918.53	19.44	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	17,418.58	9.99	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS CORE EQUITY FUND CLASS R2
	66,996.15	17.15	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	54,323.53	13.91	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	32,538.43	8.33	MID ATLANTIC TRUST COMPANY ALPHA 2 INCORPORATED PROFIT 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	52,289.10	13.39	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	42,910.01	10.99	CHARLES SCHWAB TRUST BANK CUST UMB BANK PLANMEMBER QUALIFIED 2423 E LINCOLN DR # 108004 PHOENIX AZ 85016-1215
	20,391.21	5.22	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
MFS CORE EQUITY FUND CLASS R3
	150,920.88	11.96	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	71,420.16	5.66	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	104,559.15	8.28	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC SPELLMAN SAVINGS PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1999
	172,754.66	13.69	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
	164,141.41	13.00	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	96,903.92	7.68	MATRIX TRUST COMPANY CUST THE OXBOW AFFILIATED COMPANIES RETI PO BOX 52129 PHOENIX AZ 85072-2129
	89,704.89	7.11	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS CORE EQUITY FUND CLASS R4
	244,704.33	29.64	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	226,158.00	27.39	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	69,404.93	8.41	ASCENSUS TRUST COMPANY LEECH LAKE BAND OF OJIBWE GOVERNMEN 204932 PO BOX 10758 FARGO ND 58106-0758

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	50,845.43	6.16	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	41,441.54	5.02	MATRIX TRUST COMPANY CUST OPPORTUNITY BANK OF MONTANA PROFIT PO BOX 52129 PHOENIX AZ 85072-2129
MFS CORE EQUITY FUND R6
	24,653,147.60	64.54	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	8,094,072.42	21.19	STATE OF LOUISIANA TRUSTEE LOUISIANA PUBLIC EMPLOYEES DCP 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS CORPORATE BOND FUND CLASS A
	102,062,064.21	74.55	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS CORPORATE BOND FUND CLASS B
	14,803.54	12.57	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	14,124.69	11.99	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	12,972.14	11.01	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	11,046.74	9.38	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS CORPORATE BOND FUND CLASS C
	436,643.19	17.03	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	357,820.64	13.95	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	357,710.89	13.95	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	318,105.29	12.40	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	206,730.42	8.06	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	184,935.56	7.21	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	134,148.17	5.23	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	131,570.81	5.13	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS CORPORATE BOND FUND CLASS I
	28,156,689.08	35.35	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	8,737,493.43	10.97	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	7,561,794.53	9.49	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	6,737,667.02	8.46	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	6,037,185.49	7.58	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	4,999,630.24	6.28	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	4,911,836.68	6.17	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS CORPORATE BOND FUND CLASS R1
	176,770.59	51.22	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	22,266.53	6.45	MID ATLANTIC TRUST COMPANY YUPPIE PUPPY PET PRODUCTS, INC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	19,317.42	5.60	MID ATLANTIC TRUST COMPANY SUPERIOR BIOLOGICS INC & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	27,906.02	8.09	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	25,458.19	7.38	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS CORPORATE BOND FUND CLASS R2
	356,868.84	38.78	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	185,126.57	20.12	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	46,987.89	5.11	MID ATLANTIC TRUST COMPANY FULCRUM TECHNOLOGY SOLUTIONS, LLC 4 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	60,699.11	6.60	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	54,484.67	5.92	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS CORPORATE BOND FUND CLASS R3
	546,251.74	34.37	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	125,952.51	7.92	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	193,121.88	12.15	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS CORPORATE BOND FUND CLASS R4

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	3,434,765.11	79.29	EMPOWER TRUST MFS CORPORATE BOND R4 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	364,353.54	8.41	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	283,981.27	6.56	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS CORPORATE BOND FUND CLASS R6
	119,515,169.80	87.30	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	8,404,778.62	6.14	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS DIVERSIFIED INCOME FUND CLASS A
	48,380,142.56	49.53	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	5,517,753.79	5.65	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	5,223,947.71	5.35	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	5,119,475.01	5.24	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	5,085,531.87	5.21	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	5,021,201.33	5.14	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS DIVERSIFIED INCOME FUND CLASS C
	1,738,058.42	18.14	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	1,519,935.04	15.86	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	1,203,307.68	12.56	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	1,052,502.51	10.99	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	848,937.77	8.86	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	522,216.67	5.45	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	515,462.04	5.38	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS DIVERSIFIED INCOME FUND CLASS I
	8,619,357.25	17.25	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	7,843,247.65	15.69	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	5,643,240.35	11.29	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	5,549,403.78	11.10	UBS WM USA SPEC CDY EXCL BEN CUST UBSFSI ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD FL 6 WEEHAWKEN NJ 07086-6761
	5,251,954.07	10.51	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	3,901,683.45	7.81	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	3,805,737.55	7.61	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	2,946,815.94	5.90	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS DIVERSIFIED INCOME FUND CLASS R1
	5,040.01	32.26	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	1,526.39	9.77	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST, INC. PRINCE GEORGE'S COUNTY PS-403 717 17TH ST STE 1300 DENVER CO 80202-3304
	5,366.89	34.35	MATRIX TRUST COMPANY CUST RP ASSOCIATES, L L C 717 17TH ST STE 1300 DENVER CO 80202-3304
	1,614.75	10.33	MID ATLANTIC TRUST COMPANY CAROLINA KIDS PEDIATRIC ASSOCI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	1,025.62	6.56	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS DIVERSIFIED INCOME FUND CLASS R2
	17,874.66	20.87	MID ATLANTIC TRUST COMPANY DELTA-ONE SOFTWARE INC PROFI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	11,270.68	13.16	MID ATLANTIC TRUST COMPANY WILLIAM F COLLINS AIA ARCHITECTS 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	4,801.30	5.61	MID ATLANTIC TRUST COMPANY INTELLIGENT TRAFFIC SUPPLY PRO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	22,811.02	26.64	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	8,767.25	10.24	CAPITAL BANK & TRUST COMPANY TRUSTEE RD WILLIAMS & COMPANY INC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS DIVERSIFIED INCOME FUND CLASS R3
	448,785.73	67.10	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	68,618.92	10.26	ASCENSUS TRUST COMPANY NAGEL PRECISION INC PS PLAN 710910 PO BOX 10758 FARGO ND 58106-0758

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS DIVERSIFIED INCOME FUND CLASS R4
	1,108,116.74	76.99	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	108,282.46	7.52	NATIONWIDE TRUST COMPANY C/O IPO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029
	94,222.36	6.55	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
MFS DIVERSIFIED INCOME FUND CLASS R6
	14,694,899.89	88.45	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS EMERGING MARKETS DEBT FUND CLASS A
	7,935,747.89	31.01	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	5,899,302.89	23.05	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,935,029.22	7.56	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	1,531,545.62	5.98	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
	1,284,226.98	5.02	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
MFS EMERGING MARKETS DEBT FUND CLASS B
	13,497.52	21.75	LINCOLN INVESTMENT PLANNING LLC 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275
	13,340.47	21.50	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	7,326.19	11.80	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	3,602.77	5.81	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS EMERGING MARKETS DEBT FUND CLASS C
	297,236.84	28.12	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	248,402.67	23.50	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	130,597.63	12.36	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	106,088.16	10.04	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	61,735.15	5.84	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS EMERGING MARKETS DEBT FUND CLASS I

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	183,428,076.74	52.45	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	40,401,092.20	11.55	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	29,131,617.34	8.33	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	21,188,820.44	6.06	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS EMERGING MARKETS DEBT FUND CLASS R1
	12,772.31	40.20	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	6,997.50	22.02	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	1,986.16	6.25	MID ATLANTIC TRUST COMPANY FANCY FIXTURES INC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	5,029.66	15.83	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS EMERGING MARKETS DEBT FUND CLASS R2
	502,949.84	61.91	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	97,100.35	11.95	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	74,740.24	9.20	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	56,513.37	6.96	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS EMERGING MARKETS DEBT FUND CLASS R3
	1,984,056.19	50.99	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	794,388.76	20.42	JOHN HANCOCK LIFE INSURANCE COMPANY USA 200 BERKELEY ST BOSTON MA 02116-5023
	258,042.93	6.63	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	250,195.32	6.43	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY B3N WINDSOR CT 06095-4773
MFS EMERGING MARKETS DEBT FUND CLASS R4
	2,423,965.91	64.40	VOYA INSTITUTIONAL TRUST COMPANY CITY AND COUNTY OF SAN FRANCISCO 30 BRAINTREE HILL OFFICE PARK BRAINTREE MA 02184-8747
	801,527.02	21.30	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS EMERGING MARKETS DEBT FUND CLASS R6
	81,281,936.70	38.83	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	36,527,650.55	17.45	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	16,764,373.10	8.01	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	16,602,190.03	7.93	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	10,907,738.66	5.21	SAXON & CO 40400904099990 PO BOX 94597 CLEVELAND OH 44101-4597
MFS EMERGING MARKETS DEBT LOCAL CURRENCY FUND CLASS A
	233,324.95	40.81	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	117,395.74	20.53	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	52,218.87	9.13	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	46,865.54	8.20	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	33,179.19	5.80	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS EMERGING MARKETS DEBT LOCAL CURRENCY FUND CLASS B
	10,393.26	88.91	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	1,267.83	10.85	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS EMERGING MARKETS DEBT LOCAL CURRENCY FUND CLASS C
	102,717.03	59.10	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	37,442.78	21.54	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	14,445.28	8.31	MFS HERITAGE TRUST COMPANY TRUSTEE CAROLE DUVAL-BARRETT IRA FRANKLIN COUNTY COMMUNITY HOUSING COUNCIL SEP PLAN277 HOSLEY AVE TUPPER LAKE NY 12986-1541
	10,372.43	5.97	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS EMERGING MARKETS DEBT LOCAL CURRENCY FUND CLASS I

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	8,006,453.75	40.20	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	5,534,513.19	27.79	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	3,375,631.10	16.95	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,260,700.61	11.35	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS EMERGING MARKETS DEBT LOCAL CURRENCY FUND CLASS R1
	12,822.24	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS EMERGING MARKETS DEBT LOCAL CURRENCY FUND CLASS R2
	10,868.54	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS EMERGING MARKETS DEBT LOCAL CURRENCY FUND CLASS R3
	20,359.15	64.01	ASCENSUS TRUST COMPANY KCB INC DBA WARREN TIRE SERVICE748011 PO BOX 10758 FARGO ND 58106-0758
	11,094.26	34.88	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS EMERGING MARKETS DEBT LOCAL CURRENCY FUND CLASS R4
	12,637.26	51.23	MATC PERSHING LLC AIM FIDELIS PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	11,361.07	46.06	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS EMERGING MARKETS DEBT LOCAL CURRENCY FUND CLASS R6
	24,239,551.76	32.14	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	23,575,787.24	31.26	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	13,864,345.44	18.38	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS EMERGING MARKETS EQUITY FUND CLASS A
	3,189,917.97	62.39	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	355,355.50	6.95	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS EMERGING MARKETS EQUITY FUND CLASS B
	2,285.53	17.24	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS EMERGING MARKETS EQUITY FUND CLASS C
	17,643.20	18.00	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	13,832.00	14.11	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	5,764.07	5.88	J P MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003
	5,553.46	5.67	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS EMERGING MARKETS EQUITY FUND CLASS I
	1,320,221.03	44.68	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	537,817.57	18.20	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	358,739.63	12.14	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	179,697.14	6.08	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	173,053.99	5.86	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS EMERGING MARKETS EQUITY FUND CLASS R1
	7,611.63	39.02	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	3,138.43	16.09	MID ATLANTIC TRUST COMPANY JAMES A WATSON MD INC PROFIT 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	1,737.76	8.91	MID ATLANTIC TRUST COMPANY DENT HEADS INC ARIN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	2,137.88	10.96	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	2,016.48	10.34	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	1,342.62	6.88	BRAD URIBE TRUSTEE URIBE REFUSE SERVICES INC C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS EMERGING MARKETS EQUITY FUND CLASS R2
	28,789.22	39.51	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
			01111-0001
	4,100.12	5.63	MID ATLANTIC TRUST COMPANY CLIENTWISE, LLC RETIREMENT PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	8,057.28	11.06	BARRY ANDERSON DON LOWER TODD WHITL ANDERSON LOWER WHITLOW PC SAFE C/O FASCORE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	6,186.37	8.49	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	5,230.13	7.18	ASCENSUS TRUST COMPANY HIMEBAUGH CONSULTING INC P 749332 PO BOX 10758 FARGO ND 58106-0758
MFS EMERGING MARKETS EQUITY FUND CLASS R3
	14,166.06	27.27	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	6,412.57	12.34	EMPOWER TRUST -8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	10,891.05	20.96	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	8,285.38	15.95	EMPOWER ANNUITY INSURANCE FUTURE FUNDS II 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	5,568.92	10.72	MATRIX TRUST COMPANY AGENTTRP RPS RK EDGE LLC 234 W FLORIDA ST STE 202 MILWAUKEE WI 53204-1659
MFS EMERGING MARKETS EQUITY FUND CLASS R4
	166,346.11	93.88	VRSCO VTC CUST TTEE NASSAU HEALTHCARE CORPORATION 457 2727A ALLEN PKWY # 4-D1HOUSTON TX 77019-2107
MFS EMERGING MARKETS EQUITY FUND CLASS R6
	192,164,002.72	89.89	STATE STREET BANK AS CUSTODIAN OF MFS INTERNATIONAL DIVERSIFICATION FUND 521W 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	11,559,849.37	5.41	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS EMERGING MARKETS EQUITY RESEARCH FUND CLASS A
	15,658.98	68.70	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	3,904.85	17.13	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS EMERGING MARKETS EQUITY RESEARCH FUND CLASS C

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	6,267.27	94.57	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS EMERGING MARKETS EQUITY RESEARCH FUND CLASS I
	5,687.75	35.77	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	5,198.88	32.70	MFS HERITAGE TRUST COMPANY TRUSTEE IRA REINIER DOBBELMANN HAZELAAN 4 WASSENAAR
	5,013.91	31.53	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS EMERGING MARKETS EQUITY RESEARCH FUND CLASS R1
	7,130.55	94.91	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	382.31	5.09	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS EMERGING MARKETS EQUITY RESEARCH FUND CLASS R2
	7,181.38	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS EMERGING MARKETS EQUITY RESEARCH FUND CLASS R3
	7,223.31	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS EMERGING MARKETS EQUITY RESEARCH FUND CLASS R4
	7,265.21	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS EMERGING MARKETS EQUITY RESEARCH FUND CLASS R6
	296,288.17	95.53	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS EQUITY INCOME FUND CLASS A
	8,835,515.18	55.05	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,744,460.65	10.87	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	1,012,868.56	6.31	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	860,484.41	5.36	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS EQUITY INCOME FUND CLASS B
	56,866.27	47.90	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	18,069.22	15.22	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	14,837.53	12.50	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS EQUITY INCOME FUND CLASS C
	121,887.50	18.41	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	96,439.61	14.56	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	92,253.35	13.93	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	72,301.13	10.92	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	60,445.49	9.13	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	43,723.90	6.60	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS EQUITY INCOME FUND CLASS I
	1,445,977.39	26.44	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	994,859.97	18.19	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	928,316.58	16.98	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	855,003.61	15.64	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	366,598.28	6.70	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	309,179.42	5.65	UBS WM USA SPEC CDY EXCL BEN CUST UBSFSI ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD FL 6 WEEHAWKEN NJ 07086-6761
MFS EQUITY INCOME FUND CLASS R1
	44,247.50	78.84	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	5,439.18	9.69	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	4,996.48	8.90	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC SOUTH-WESTERN CITY SCHOOLS 403B 717 17TH ST STE 1300 DENVER CO 80202-3304

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS EQUITY INCOME FUND CLASS R2
	11,171.14	51.33	ROBERT ROGERS TRUSTEE ROBERT M ROGERS MD PA C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	4,678.82	21.50	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	4,640.99	21.32	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS EQUITY INCOME FUND CLASS R3
	41,528.37	34.74	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	35,397.67	29.61	MID ATLANTIC TRUST COMPANY THE TOW FOUNDATION TAX DEFERRED ANN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	17,734.78	14.84	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC TITLEMAX EMPLOYEES INCENTIVE SAVINGS PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1999
	9,512.74	7.96	MATRIX TRUST COMPANY FBO N L CONSTRUCTION CORP 717 17TH ST STE 1300 DENVER CO 80202-3304
	10,164.26	8.50	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS EQUITY INCOME FUND CLASS R4
	113,930.93	83.51	MATRIX TRUST COMPANY TRUSTEE TED BRITT FORD SALES INC 717 17TH ST STE 1300 DENVER CO 80202-3304
	14,338.02	10.51	HOWARD BOBROW & MADELINE BOBROW TRUSTEE HOWARD B BOBROW DMD PC C/O FASCORE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS EQUITY INCOME FUND CLASS R6
	1,660,389.34	50.19	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	526,904.42	15.93	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	213,338.38	6.45	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS GEORGIA MUNICIPAL BOND FUND CLASS A
	5,132,153.83	67.89	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	408,317.54	5.40	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS GEORGIA MUNICIPAL BOND FUND CLASS B
	4,286.15	82.74	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	892.72	17.23	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS GEORGIA MUNICIPAL BOND FUND CLASS I
	377,483.25	23.01	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	295,122.71	17.99	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	270,887.16	16.51	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	228,418.72	13.92	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	167,027.52	10.18	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	157,497.90	9.60	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS GEORGIA MUNICIPAL BOND FUND CLASS R6
	1,747,250.97	98.60	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS GLOBAL ALTERNATIVE STRATEGY FUND CLASS A
	154,065.96	7.11	CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901
	245,752.07	11.34	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	244,302.28	11.27	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	234,911.24	10.84	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	202,969.28	9.36	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	161,539.52	7.45	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	159,441.59	7.36	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	155,755.57	7.19	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS GLOBAL ALTERNATIVE STRATEGY FUND CLASS B
	28,465.32	73.64	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	4,126.53	10.68	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	2,313.06	5.98	MFS HERITAGE TRUST COMPANY TTEE JAMES H DICKENSON IRA LEGACY PLUMBING CO LLC 8208 HILLSIDE DRRALEIGH NC 27612-7221
MFS GLOBAL ALTERNATIVE STRATEGY FUND CLASS C
	22,960.06	21.94	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	17,732.97	16.94	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	16,037.69	15.32	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	12,303.21	11.75	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	6,382.42	6.10	MFS HERITAGE TRUST COMPANY TRUSTEE IRA R/O MARK J MINGEE 620 MARYGATE DR BAY VILLAGE OH 44140-1980
	5,709.78	5.46	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS GLOBAL ALTERNATIVE STRATEGY FUND CLASS I
	1,918,205.14	26.76	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	1,370,883.38	19.13	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,024,706.07	14.30	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	596,833.31	8.33	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	421,926.42	5.89	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	399,391.13	5.57	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	358,832.14	5.01	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
MFS GLOBAL ALTERNATIVE STRATEGY FUND CLASS R1
	5,151.81	45.37	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	5,049.64	44.47	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	944.79	8.32	EMPOWER TRUST FASCORE LLC RETIREMENT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS GLOBAL ALTERNATIVE STRATEGY FUND CLASS R2
	49,007.06	89.30	WEST KNOX UTILITY DISTRICT DB PO BOX 1090 PARIS TN 38242-1090
MFS GLOBAL ALTERNATIVE STRATEGY FUND CLASS R3

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	36,225.71	47.48	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	17,713.18	23.22	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	10,515.33	13.78	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	6,659.68	8.73	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC PROFEX, INC. 100 MAGELLAN WAY COVINGTON KY 41015-1999
	4,214.33	5.52	MARY JANE PIONK TTEE LA JOLLA DEVELOPMENTAL PEDIATRICS PLAN 8611 KILBOURN DRLA JOLLA CA 92037-2231
MFS GLOBAL ALTERNATIVE STRATEGY FUND CLASS R4
	4,844.30	49.50	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	4,707.52	48.11	MASSACHUSETTS FINANCIAL SERVICES 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS GLOBAL ALTERNATIVE STRATEGY FUND CLASS R6
	355,202.67	40.59	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	112,573.75	12.86	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	106,528.57	12.17	J P MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003
	48,523.26	5.54	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC FLEXIBLE PLAN INVESTMENTS LTD(K) PLAN717 17TH ST STE 1300 DENVER CO 80202-3304
MFS GLOBAL EQUITY FUND CLASS A
	5,689,045.26	40.60	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	935,834.01	6.68	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	894,017.80	6.38	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS GLOBAL EQUITY FUND CLASS B
	19,735.42	22.16	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	16,354.78	18.36	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	14,971.44	16.81	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	5,973.16	6.71	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	4,740.62	5.32	LINCOLN INVESTMENT PLANNING LLC 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275
MFS GLOBAL EQUITY FUND CLASS C
	211,571.42	22.48	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	91,672.03	9.74	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	89,336.43	9.49	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	67,529.66	7.18	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	59,604.68	6.33	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	50,786.21	5.40	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
MFS GLOBAL EQUITY FUND CLASS I
	4,312,614.97	25.06	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	3,402,557.44	19.77	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,400,922.49	8.14	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	1,153,209.16	6.70	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	1,050,589.06	6.11	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	1,044,790.75	6.07	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	1,022,023.13	5.94	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS GLOBAL EQUITY FUND CLASS R1
	18,964.63	81.73	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	1,802.60	7.77	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS GLOBAL EQUITY FUND CLASS R2
	115,236.22	25.75	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	106,458.00	23.78	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	51,334.19	11.47	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS GLOBAL EQUITY FUND CLASS R3

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	231,670.04	24.48	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	88,427.38	9.34	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	113,163.91	11.96	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	102,290.20	10.81	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	51,679.56	5.46	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
MFS GLOBAL EQUITY FUND CLASS R4
	234,727.22	29.09	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	152,886.41	18.94	TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500
	81,540.46	10.10	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	62,891.86	7.79	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	60,979.99	7.56	NATIONWIDE TRUST COMPANY PO BOX 182029 COLUMBUS OH 43218-2029
MFS GLOBAL EQUITY FUND CLASS R6
	10,181,188.25	66.12	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,066,000.78	6.92	MAC & CO 772891 ATTN: MUTUAL FUND OPERATIONS 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	931,443.14	6.05	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS GLOBAL GROWTH FUND CLASS A
	2,241,875.46	38.54	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	310,235.74	5.33	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	302,506.09	5.20	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
MFS GLOBAL GROWTH FUND CLASS B
	9,451.98	22.64	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	3,726.20	8.93	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	3,345.70	8.01	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	2,547.70	6.10	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS GLOBAL GROWTH FUND CLASS C
	44,075.40	19.35	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	26,130.40	11.47	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	24,442.44	10.73	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	22,921.66	10.06	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	16,467.76	7.23	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	15,542.02	6.82	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	14,714.88	6.46	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS GLOBAL GROWTH FUND CLASS I
	481,354.40	20.93	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	287,801.91	12.51	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
	299,600.44	13.03	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	204,600.80	8.90	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	203,819.73	8.86	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	199,291.18	8.67	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS GLOBAL GROWTH FUND CLASS R1
	9,272.11	59.79	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	1,907.13	12.30	MID ATLANTIC TRUST COMPANY ATHERTON CONSTRUCTION 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	1,010.91	6.52	MID ATLANTIC TRUST COMPANY DENT HEADS INC ARIN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	2,026.14	13.07	MASSACHUSETTS FINANCIAL SERVICES CO 19TH FL 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS GLOBAL GROWTH FUND CLASS R2
	11,549.16	28.95	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	7,041.17	17.65	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
			1300 DENVER CO 80202-3304
	4,228.73	10.60	MATRIX TRUST COMPANY CUST REALLAER LLC 717 17TH ST STE 1300 DENVER CO 80202-3304
	3,351.24	8.40	MID ATLANTIC TRUST COMPANY BIG TRUCK RENTAL LLC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	3,351.18	8.40	JORDAN POOLE TRUSTEE POOLES CONSTRUCTION INC RETIREMENT C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS GLOBAL GROWTH FUND CLASS R3
	160,157.16	60.11	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	30,353.79	11.39	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	13,549.63	5.09	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	24,772.68	9.30	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
MFS GLOBAL GROWTH FUND CLASS R4
	62,128.56	42.27	NATIONWIDE LIFE INSURANCE COMPANY NACO PO BOX 182029 COLUMBUS OH 43218-2029
	28,923.87	19.68	NATIONWIDE TRUST COMPANY C/O IPO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029
	17,358.49	11.81	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	14,887.63	10.13	MATRIX TRUST COMPANY TRUSTEE TED BRITT FORD SALES INC 717 17TH ST STE 1300 DENVER CO 80202-3304
	7,906.06	5.38	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS GLOBAL GROWTH FUND CLASS R6
	4,619,484.37	73.32	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS GLOBAL HIGH YIELD FUND CLASS A
	5,847,750.86	31.19	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,693,116.43	9.03	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	1,358,191.67	7.24	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	1,303,982.50	6.95	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	1,263,687.21	6.74	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	1,244,161.60	6.64	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS GLOBAL HIGH YIELD FUND CLASS B
	10,156.67	14.07	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	8,216.24	11.38	MFS HERITAGE TRUST COMPANY TRUSTEE IRA R/O IRENE T PICCIRILLO 1707 PASTURE WALK DR WAKE FOREST NC 27587-4608
	7,547.49	10.45	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	7,280.79	10.09	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	6,812.60	9.44	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	4,331.04	6.00	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	4,150.89	5.75	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
MFS GLOBAL HIGH YIELD FUND CLASS C
	186,458.65	22.54	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	145,025.35	17.54	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	55,078.73	6.66	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS GLOBAL HIGH YIELD FUND CLASS I
	4,908,366.48	38.48	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	3,420,642.05	26.82	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	1,483,268.59	11.63	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	1,328,422.35	10.42	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS GLOBAL HIGH YIELD FUND CLASS R1
	12,326.18	82.28	MASSACHUSETTS FINANCIAL SERVICES CO 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	2,229.03	14.88	STEVE BORMAN TRUSTEE KEYSTONE MASONRY INC C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS GLOBAL HIGH YIELD FUND CLASS R2
	59,962.97	58.54	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	12,867.98	12.56	MASSACHUSETTS FINANCIAL SERVICES CO 111 HUNTINGTON AVENUE BOSTON MA 02199-7632

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	7,962.32	7.77	GARY SCHAFFEL TTEE SCHAFFEL DEVELOPMENT COMPANY INC DBPP 15235 BURBANK BLVD STE CSHERMAN OAKS CA 91411-3553
	5,634.70	5.50	EDUARDO MADRID TTEE MADRID LAW FIRM DBPP 12612 CENTRAL AVECHINO CA 91710-3508
	5,241.53	5.12	ASCENSUS TRUST COMPANY NORTHERN VIRGINIA TRAVEL BASEBALL L 753070 PO BOX 10758 FARGO ND 58106-0758
	5,140.33	5.02	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS GLOBAL HIGH YIELD FUND CLASS R3
	231,419.04	72.46	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	65,359.38	20.46	ASCENSUS TRUST COMPANY KRAZAN & ASSOCIATES A 216621 PO BOX 10758 FARGO ND 58106-0758
	18,852.95	5.90	ASCENSUS TRUST COMPANY PARADISE CRUISE & TRUS 216709 PO BOX 10758 FARGO ND 58106-0758
MFS GLOBAL HIGH YIELD FUND CLASS R4
	979,769.40	77.71	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	137,815.68	10.93	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	106,014.94	8.41	NATIONWIDE TRUST COMPANY C/O IPO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029
MFS GLOBAL HIGH YIELD FUND CLASS R6
	2,126,452.00	72.52	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	353,444.00	12.05	STATE STREET BANK CUSTODIAN ADP ACCESS LARGE MARKET 1 LINCOLN ST BOSTON MA 02111-2901
	272,188.36	9.28	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS GLOBAL NEW DISCOVERY FUND CLASS A
	500,715.10	42.99	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	239,887.01	20.60	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	90,471.46	7.77	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	77,244.43	6.63	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS GLOBAL NEW DISCOVERY FUND CLASS B

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	36,222.56	59.50	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	16,362.34	26.88	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS GLOBAL NEW DISCOVERY FUND CLASS C
	16,819.88	26.29	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	8,751.13	13.68	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	6,023.08	9.41	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	5,951.06	9.30	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	3,675.65	5.74	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	3,529.68	5.52	VANGUARD BROKERAGE SERVICES ACCOUNT 3956-0044 PO BOX 982901 EL PASO TX 79998-2901
	3,436.53	5.37	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS GLOBAL NEW DISCOVERY FUND CLASS I
	300,176.28	35.45	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	196,775.14	23.24	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	144,829.02	17.10	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	91,534.05	10.81	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS GLOBAL NEW DISCOVERY FUND CLASS R1
	4,624.37	65.35	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	2,120.59	29.97	ASCENSUS TRUST COMPANY YCC PRODUCTS PO BOX 10758 FARGO ND 58106-0758
MFS GLOBAL NEW DISCOVERY FUND CLASS R2
	4,476.49	50.85	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	2,179.42	24.76	CONTENTO ESAJIAN KIEREJCZYK & LONG AD ART INC C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	1,339.34	15.21	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	807.71	9.18	ASCENSUS TRUST COMPANY JASON BURNARD N 7598 PO BOX 10758 FARGO ND 58106-0758
MFS GLOBAL NEW DISCOVERY FUND CLASS R4

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	4,387.95	50.74	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	4,260.16	49.26	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS GLOBAL NEW DISCOVERY FUND CLASS R6
	555,451.55	50.15	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	194,569.73	17.57	LINCOLN INVESTMENT PLANNING LLC 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275
	166,915.93	15.07	SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989
	132,525.74	11.96	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS GLOBAL OPPORTUNISTIC BOND FUND CLASS A
	842,431.38	44.80	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	154,272.65	8.20	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	125,400.31	6.67	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	121,865.51	6.48	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	111,620.79	5.94	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS GLOBAL OPPORTUNISTIC BOND FUND CLASS B
	1,750.58	22.94	MFS HERITAGE TRUST COMPANY TRUSTEE IRA LISA COX 2012 BAYSIDE AVE MOUNT DORA FL 32757-8828
	1,235.94	16.19	MFS HERITAGE TRUST COMPANY TTEE TIMM R HERMAN IRA MERITOOL LLC PO BOX 779ELLICOTTVILLE NY 14731-0779
	1,114.12	14.60	MFS HERITAGE TRUST COMPANY TTEE MATTHEW J PETERSON IRA MILLS INSURANCE 22 HIGHBRIDGE BLVDMEDFORD NJ 08055-3340
	701.52	9.19	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	597.61	7.83	MFS HERITAGE TRUST COMPANY TTEE ALBA C PETERSON IRA PETERSON INSURANCE SERVICES INC SP 22 HIGHBRIDGE BLVDMEDFORD NJ 08055-3340
	582.83	7.64	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	491.64	6.44	MFS HERITAGE TRUST COMPANY TRUSTEE IRA KELLEY E OLINDE 1832 VILLE MARIE ST BATON ROUGE LA 70808-4890

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS GLOBAL OPPORTUNISTIC BOND FUND CLASS C
	18,322.22	45.05	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	5,626.92	13.84	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	2,272.24	5.59	APRIL R PROKOP U/DELAWARE UNIF TOD ACT 1098 W LONGFELLOW DR MANTENO IL 60950-9471
MFS GLOBAL OPPORTUNISTIC BOND FUND CLASS I
	283,726.81	14.93	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	254,544.42	13.40	J P MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003
	235,397.98	12.39	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	231,657.28	12.19	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	224,519.61	11.82	MASSACHUSETTS FINANCIAL SERVICES 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS GLOBAL OPPORTUNISTIC BOND FUND CLASS R1
	32,143.75	50.01	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	16,241.78	25.27	ASCENSUS TRUST COMPANY YCC PRODUCTS PO BOX 10758 FARGO ND 58106-0758
	6,946.36	10.81	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	4,346.01	6.76	MID ATLANTIC TRUST COMPANY SELECT CONSTRUCTION CO INC P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	3,252.73	5.06	CAPITAL BANK & TRUST COMPANY TRUSTEE F SOUTHEASTERN PNEUMATIC PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS GLOBAL OPPORTUNISTIC BOND FUND CLASS R2
	11,576.27	26.99	GUYMON VISION CLINIC INC TRUSTEE GUYMON VISION CLINIC INC C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	7,262.14	16.93	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	4,657.06	10.86	RONALD KAHLE TRUSTEE KAHLE COMPANY C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	4,560.82	10.63	DIANE DENOYER TTEE DENOYER BROS MOVING & STORAGE K C/O EMPOWER 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	3,796.93	8.85	ASCENSUS TRUST COMPANY QUANTITATIVE SOLUTIONS LLC 761986 PO BOX 10758 FARGO ND 58106-0758
	3,199.57	7.46	CAPITAL BANK & TRUST COMPANY TRUSTEE F CTA CONSTRUCTION COMPANY INC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	2,309.94	5.38	KATHLEEN JONES TRUSTEE TRANSWARE ENTERPRISE INC C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002
MFS GLOBAL OPPORTUNISTIC BOND FUND CLASS R3
	33,847.15	38.20	CAPITAL BANK & TRUST COMPANY TRUSTEE NEDELCO INC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	13,991.62	15.79	CAPITAL BANK & TRUST COMPANY TRUSTEE DARGAN MANAGEMENT 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	17,781.15	20.07	ASCENSUS TRUST COMPANY RMLL CORP CAROLE WREN PLAN 11325 PO BOX 10758 FARGO ND 58106-0758
	7,424.33	8.38	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	6,900.40	7.79	MID ATLANTIC TRUST COMPANY BOSTON GOURMET CHEFS INC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	4,509.58	5.09	MATRIX TRUST COMPANY CUST T E M GROUP INC 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS GLOBAL OPPORTUNISTIC BOND FUND CLASS R4
	7,581.19	25.52	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	6,417.38	21.60	DORIAN VERGOS DORIAN A VERGOS & COMPANY LLC K 352 7TH AVE RM 1501 NEW YORK NY 10001-0064
	2,105.47	7.09	MID ATLANTIC TRUST COMPANY PROMATIC INDUSTRIES PROFIT S 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	5,196.47	17.49	DAVID PRESNICK DAVID M PRESNICK PA PROFIT S 96 WILLARD ST STE 202 COCOA FL 32922-7946
	2,692.21	9.06	MARK BOESCH PRODUCTION TOOL & MFG INC PR 2828 VICKSBURG LN N PLYMOUTH MN 55447-1878
MFS GLOBAL OPPORTUNISTIC BOND FUND CLASS R6
	41,359,385.00	33.53	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	32,705,553.06	26.52	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	24,309,319.11	19.71	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	6,230,209.75	5.05	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2030 FUND 522M 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS GLOBAL REAL ESTATE FUND CLASS A
	968,559.86	28.61	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	452,948.31	13.38	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	336,742.99	9.95	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	330,738.99	9.77	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	206,693.79	6.10	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	187,318.00	5.53	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS GLOBAL REAL ESTATE FUND CLASS B
	8,760.63	45.96	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,030.65	10.65	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	1,552.88	8.15	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS GLOBAL REAL ESTATE FUND CLASS C
	122,829.08	26.53	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	75,270.93	16.26	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	72,593.87	15.68	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	46,709.77	10.09	UBS WM USA SPEC CDY EXCL BEN CUST UBSFSI ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD FL 6 WEEHAWKEN NJ 07086-6761
	44,522.66	9.62	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	30,191.91	6.52	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	26,070.68	5.63	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS GLOBAL REAL ESTATE FUND CLASS I
	32,901,533.07	60.66	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	7,276,425.04	13.41	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	3,783,813.52	6.98	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS GLOBAL REAL ESTATE FUND CLASS R1
	9,956.11	27.25	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	5,719.28	15.65	STEPHEN BOGUE & WILLIAM CHUBB ASSOCIATED PODIATRISTS LLP C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	5,443.48	14.90	CAROL BICKNELL & CHRIS LEHN TRUSTEE FB BICKNELL & LEHN FAMILY DENTISTRY C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	4,109.22	11.25	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	3,731.12	10.21	TRUSTEE PAUL MILLARD & WILLIAM MILLA TRI-COUNTY OVERHEAD DOOR SERVICE IN C/O FASCORE8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS GLOBAL REAL ESTATE FUND CLASS R2
	21,774.03	15.57	CAPITAL BANK & TRUST COMPANY TRUSTEE F GASCO DRILLING INC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	19,249.86	13.77	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	15,376.03	11.00	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	11,318.57	8.10	PAT MCCREADY TRUSTEE TSI PLASTICS C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	7,530.47	5.39	STEPHEN MILLER & MARK THRODAHL TRUSTEE ORTHOPEDIATRICS CORP RETIREMEN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS GLOBAL REAL ESTATE FUND CLASS R3
	133,983.47	37.63	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	72,932.03	20.49	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	39,158.97	11.00	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS GLOBAL REAL ESTATE FUND CLASS R4
	26,053.62	32.80	MATRIX TRUST COMPANY CUST OPPORTUNITY BANK OF MONTANA PROFIT PO BOX 52129 PHOENIX AZ 85072-2129

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	10,736.58	13.52	ASCENSUS TRUST COMPANY FIRST NATL BANK & TRUST RETIREMENT PO BOX 10758 FARGO ND 58106-0758
	9,779.44	12.31	CAPITAL BANK & TRUST COMPANY TRUSTEE F EQUIPMENT & CONTROLS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	9,246.76	11.64	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
	8,009.51	10.08	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	5,893.83	7.42	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	4,275.58	5.38	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	4,231.33	5.33	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS GLOBAL REAL ESTATE FUND CLASS R6
	15,677,716.90	19.11	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	12,694,727.15	15.47	STATE STREET BANK AND TRUST COMPANY TTEE RETIREMENT ACCUMULATION PLAN FOR PARTNERS OF PWC1776 HERITAGE DR NORTH QUINCY MA 02171-2119
	11,960,841.92	14.58	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	8,418,789.85	10.26	STATE STREET BANK AS CUSTODIAN OF MFS AGGRESSIVE GROWTH ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	5,135,178.06	6.26	RELIANCE TRUST COMPANY HUNTINGTON NATIONAL BANK PO BOX 570788 ATLANTA GA 30357-3114
	4,441,964.00	5.41	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	4,181,953.24	5.10	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS GLOBAL TOTAL RETURN FUND CLASS A
	14,464,940.84	39.95	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	2,890,959.25	7.99	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	1,926,866.68	5.32	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	1,879,696.77	5.19	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	1,840,560.45	5.08	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS GLOBAL TOTAL RETURN FUND CLASS B
	32,730.96	14.16	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	30,297.88	13.11	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	22,539.91	9.75	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	16,671.52	7.21	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	16,003.08	6.93	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	12,589.33	5.45	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS GLOBAL TOTAL RETURN FUND CLASS C
	322,585.89	16.21	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	225,831.51	11.35	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	190,084.84	9.55	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	189,908.50	9.54	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	138,944.30	6.98	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	131,540.76	6.61	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	102,121.39	5.13	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS GLOBAL TOTAL RETURN FUND CLASS I
	4,070,564.78	18.73	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	2,639,269.75	12.14	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	2,602,561.28	11.97	UBS WM USA SPEC CDY EXCL BEN CUST UBSFSI ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD FL 6 WEEHAWKEN NJ 07086-6761
	2,351,551.07	10.82	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	1,361,547.02	6.26	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	1,602,889.14	7.37	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	1,550,963.51	7.14	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	1,476,336.59	6.79	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS GLOBAL TOTAL RETURN FUND CLASS R1
	67,095.45	40.53	MID ATLANTIC TRUST COMPANY HOMETECH ADVANCED THERAPIES 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	47,550.60	28.72	MID ATLANTIC TRUST COMPANY SUPERIOR BIOLOGICS INC PROFI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	17,078.05	10.32	MID ATLANTIC TRUST COMPANY CHAMPIONS FOOD INC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	25,152.89	15.19	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS GLOBAL TOTAL RETURN FUND CLASS R2
	17,598.20	7.47	MID ATLANTIC TRUST COMPANY RMS GRAPHICS INC. A 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	16,707.56	7.10	MID ATLANTIC TRUST COMPANY MAJESTIC DISTRIBUTORS INC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	34,165.68	14.51	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	33,315.14	14.15	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	17,551.62	7.45	MATRIX TRUST COMPANY CUST. ADMERASIA 717 17TH ST STE 1300 DENVER CO 80202-3304
	20,548.56	8.73	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
	12,611.11	5.36	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS GLOBAL TOTAL RETURN FUND CLASS R3
	228,200.39	30.49	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	162,195.70	21.67	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	126,636.14	16.92	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
	69,854.25	9.33	ASCENSUS TRUST COMPANY FIRE ETC 208948 PO BOX 10758 FARGO ND 58106-0758
	59,509.34	7.95	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS GLOBAL TOTAL RETURN FUND CLASS R4
	132,405.96	62.64	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC WISLER PEARLSTINE, LLP N100 MAGELLAN WAY COVINGTON KY 41015-1999

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	45,920.85	21.72	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	12,427.22	5.88	NATIONWIDE TRUST COMPANY C/O IPO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029
MFS GLOBAL TOTAL RETURN FUND CLASS R6
	8,661,990.73	66.28	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	2,156,035.21	16.50	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS GOVERNMENT SECURITIES FUND CLASS A
	28,552,995.58	63.23	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS GOVERNMENT SECURITIES FUND CLASS B
	29,115.44	33.29	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	7,209.88	8.24	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS GOVERNMENT SECURITIES FUND CLASS C
	85,313.52	22.78	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	41,757.71	11.15	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	32,711.45	8.73	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	30,967.02	8.27	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	24,170.65	6.45	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	18,796.16	5.02	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS GOVERNMENT SECURITIES FUND CLASS I
	3,997,719.18	12.92	MAC & CO 999770 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	1,772,574.90	5.73	MAC & CO 999699 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	6,725,378.23	21.74	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	3,482,957.95	11.26	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	2,400,417.03	7.76	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
MFS GOVERNMENT SECURITIES FUND CLASS R1

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	172,506.10	96.59	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS GOVERNMENT SECURITIES FUND CLASS R2
	3,453,225.22	79.67	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	421,313.09	9.72	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	329,516.65	7.60	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS GOVERNMENT SECURITIES FUND CLASS R3
	1,556,366.58	57.59	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	490,213.81	18.14	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	235,928.68	8.73	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS GOVERNMENT SECURITIES FUND CLASS R4
	3,530,253.29	80.07	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	452,570.33	10.27	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
MFS GOVERNMENT SECURITIES FUND CLASS R6
	72,241,816.62	48.21	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	40,775,192.41	27.21	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	8,334,959.64	5.56	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2030 FUND 522M 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS GROWTH ALLOCATION FUND CLASS A
	88,706,951.80	45.76	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	16,767,680.01	8.65	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS GROWTH ALLOCATION FUND CLASS B
	166,509.10	13.76	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	128,407.43	10.61	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	115,288.07	9.53	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	96,962.38	8.01	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS GROWTH ALLOCATION FUND CLASS C
	4,050,565.85	26.11	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	1,946,175.50	12.54	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	1,673,383.41	10.79	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	1,602,770.86	10.33	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS GROWTH ALLOCATION FUND CLASS I
	2,878,236.68	18.64	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	986,250.57	6.39	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	851,332.12	5.51	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	1,560,534.21	10.11	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	1,506,159.56	9.75	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	1,437,421.08	9.31	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	865,468.49	5.61	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	845,442.84	5.48	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS GROWTH ALLOCATION FUND CLASS R1
	369,989.13	52.42	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	131,718.65	18.66	EQUITABLE LIFE 500 PLAZA DR SECAUCUS NJ 07094-3619
	77,104.78	10.92	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS GROWTH ALLOCATION FUND CLASS R2
	1,357,415.99	33.48	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	891,400.72	21.98	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	718,430.51	17.72	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS GROWTH ALLOCATION FUND CLASS R3
	751,100.87	16.55	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	441,699.03	9.73	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	291,211.70	6.42	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	545,317.42	12.02	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	246,651.77	5.44	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
	231,921.30	5.11	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
MFS GROWTH ALLOCATION FUND CLASS R4
	2,099,384.33	18.93	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	1,111,665.98	10.02	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	1,781,751.14	16.07	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	678,370.21	6.12	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
MFS GROWTH ALLOCATION FUND CLASS R6
	9,416,291.16	51.30	MAC & CO 352300 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	1,359,141.73	7.40	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS GROWTH FUND CLASS A
	18,696,608.76	36.09	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	3,294,383.52	6.36	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	3,220,621.26	6.22	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	2,877,958.89	5.56	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS GROWTH FUND CLASS B
	65,072.34	16.97	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	51,421.38	13.41	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	39,414.30	10.28	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	28,556.83	7.45	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	27,403.09	7.14	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	24,226.00	6.32	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS GROWTH FUND CLASS C
	506,017.23	13.15	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	497,167.99	12.92	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	434,137.82	11.28	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	377,602.03	9.82	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	370,424.46	9.63	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	335,003.28	8.71	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	297,843.19	7.74	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	212,123.64	5.51	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS GROWTH FUND CLASS I
	17,616,644.11	26.17	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	16,962,421.77	25.20	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	3,480,814.45	5.17	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
	6,378,704.93	9.48	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	3,769,543.18	5.60	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS GROWTH FUND CLASS R1
	64,455.98	45.36	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	19,776.78	13.92	EQUITABLE LIFE 500 PLAZA DR SECAUCUS NJ 07094-3619
	9,553.85	6.72	MID ATLANTIC TRUST COMPANY OAKTREE FUNDING CORP PROFIT 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
MFS GROWTH FUND CLASS R2
	249,497.83	25.35	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
			06102-5051
	110,986.00	11.28	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	70,750.84	7.19	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	67,373.62	6.85	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	50,081.64	5.09	CAPITAL BANK & TRUST COMPANY TRUSTEE F WEISMAN KENNEDY & BERRIS CO LPA8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS GROWTH FUND CLASS R3
	2,345,874.79	23.21	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,574,388.27	15.58	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	513,785.45	5.08	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	510,595.97	5.05	LINCOLN RETIREMENT SERVICES COMPANY PARKVIEW HEALTH SYSTEMS PO BOX 7876 FORT WAYNE IN 46801-7876
	762,262.54	7.54	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2037
MFS GROWTH FUND CLASS R4
	906,911.11	20.87	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	343,309.47	7.90	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	328,406.41	7.56	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	603,842.47	13.89	WELLS FARGO BANK NA TRUSTEE NEW JERSEY TRANSIT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE CO 80111-5002
	282,054.20	6.49	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS GROWTH FUND CLASS R6
	31,838,442.54	37.63	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	12,855,950.63	15.20	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS HIGH INCOME FUND CLASS A
	153,827,615.95	69.85	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS HIGH INCOME FUND CLASS B
	99,845.67	17.07	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	60,378.17	10.32	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	55,880.32	9.56	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	46,297.74	7.92	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	30,072.16	5.14	MFS HERITAGE TRUST COMPANY TRUSTEE IRA R/O KIMBERLY BOKISA 7372 XAVIER CT NORTH RIDGEVILLE OH 44039-4082
MFS HIGH INCOME FUND CLASS C
	1,036,583.97	33.28	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	256,095.07	8.22	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	245,939.39	7.90	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	235,985.54	7.58	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	219,886.62	7.06	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	196,544.67	6.31	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	165,826.71	5.32	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS HIGH INCOME FUND CLASS I
	8,837,038.82	21.31	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	7,557,556.59	18.22	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	6,164,149.97	14.86	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	3,635,000.81	8.77	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS HIGH INCOME FUND CLASS R1
	200,097.21	75.06	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	47,140.76	17.68	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS HIGH INCOME FUND CLASS R2
	339,296.64	76.81	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	32,048.51	7.26	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	23,022.32	5.21	CHARLES SCHWAB TRUST BANK CUST UMB BANK PLANMEMBER QUALIFIED 2423 E LINCOLN DR # 108004 PHOENIX AZ 85016-1215
MFS HIGH INCOME FUND CLASS R3
	154,895.68	68.38	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	34,912.00	15.41	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC ADAMO DEMOLITION COMPANY RETIREMENT PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1999
	19,661.78	8.68	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS HIGH INCOME FUND CLASS R4
	23,912.59	40.54	MASSACHUSETTS FINANCIAL SERVICES CO 19TH FL 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	20,007.95	33.92	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
	14,023.88	23.78	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST, INC ACTION FOR HEALTHY KIDS , INC. 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS HIGH INCOME FUND CLASS R6
	87,010,556.47	26.20	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	85,976,823.40	25.89	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	69,370,117.39	20.89	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	48,958,440.67	14.74	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS HIGH YIELD POOLED PORTFOLIO
	58,702,888.78	78.56	JP MORGAN CHASE AS CUSTODIAN OF MFS DIVERSIFIED INCOME FUND ATTN BRIAN WONSON 70 FARGO ST FL 3 BOSTON MA 02210-2126
	16,018,678.13	21.44	JP MORGAN CHASE AS CUSTODIAN OF MFS GLOBAL HIGH YIELD FUND ATTN BRIAN WONSON 70 FARGO ST FL 3 BOSTON MA 02210-2126
MFS INCOME FUND CLASS A
	82,108,362.49	64.34	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	9,615,362.00	7.53	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS INCOME FUND CLASS B
	57,984.64	28.93	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	26,491.83	13.22	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	16,379.79	8.17	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	12,053.38	6.01	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	10,794.57	5.39	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS INCOME FUND CLASS C
	906,494.50	19.60	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	901,237.57	19.48	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	813,973.60	17.60	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	559,718.45	12.10	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	302,366.54	6.54	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	298,911.98	6.46	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	294,288.98	6.36	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS INCOME FUND CLASS I
	145,403,456.30	27.99	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	127,301,838.42	24.51	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	52,962,747.60	10.20	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	51,671,910.83	9.95	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	43,324,937.88	8.34	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	41,203,741.79	7.93	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS INCOME FUND CLASS R6
	185,587,877.07	92.95	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS INFLATION ADJUSTED BOND FUND CLASS A

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	2,848,580.20	47.60	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	560,467.90	9.36	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	458,672.28	7.66	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS INFLATION ADJUSTED BOND FUND CLASS B
	2,256.30	11.79	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,121.31	11.08	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	1,921.75	10.04	LINCOLN INVESTMENT PLANNING LLC 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275
	1,822.16	9.52	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	1,437.66	7.51	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	1,293.89	6.76	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	1,237.02	6.46	MFS HERITAGE TRUST COMPANY TRUSTEE ROTH IRA DAVID C FORTENBERRY 14171 HALSEY TRLAMARILLO TX 79118-3671
	961.95	5.02	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS INFLATION ADJUSTED BOND FUND CLASS C
	85,535.96	30.38	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	36,292.46	12.89	MFS HERITAGE TRUST COMPANY TRUSTEE IRA NANCY A GIOFFREDI PO BOX 69 LANDENBERG PA 19350-0069
	26,664.84	9.47	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	19,077.33	6.78	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	16,507.76	5.86	MFS HERITAGE TRUST COMPANY TRUSTEE IRA JULIUS J PAOLI III 212 NIAGARA FALLS DR WILMINGTON DE 19808-1656
	16,191.21	5.75	MFS HERITAGE TRUST COMPANY TRUSTEE IRA GEORGE A LANCIAULT 2447 E PARRIS DR WILMINGTON DE 19808-4522
MFS INFLATION ADJUSTED BOND FUND CLASS I
	265,408.36	43.83	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	86,150.66	14.23	MASSACHUSETTS FINANCIAL SERVICES 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	57,356.27	9.47	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	52,300.91	8.64	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	51,036.69	8.43	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS INFLATION ADJUSTED BOND FUND CLASS R1
	43,024.74	61.07	ASCENSUS TRUST COMPANY YCC PRODUCTS PO BOX 10758 FARGO ND 58106-0758
	18,920.76	26.86	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	6,050.87	8.59	MASSACHUSETTS FINANCIAL SERVICES CO 19TH FL 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
MFS INFLATION ADJUSTED BOND FUND CLASS R2
	13,695.90	38.35	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	5,954.50	16.67	ASCENSUS TRUST COMPANY COST EFFECTIVE COMPUTER SYSTEMS IN 686097 PO BOX 10758 FARGO ND 58106-0758
	2,050.45	5.74	MID ATLANTIC TRUST COMPANY GN TECHNOLOGIES ARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	3,883.53	10.87	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	2,536.96	7.10	TORIN DRAGSBAEK TRUSTEE JVT ADVISORS C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS INFLATION ADJUSTED BOND FUND CLASS R3
	30,726.99	42.05	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	9,900.57	13.55	EMPOWER TRUST RECORDKEEPINGEMPLOYEE BENEFITS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	18,847.94	25.79	CHARLES SCHWAB TRUST BANK CUST DE MAXIMIS INC PS RETIREMENT PLAN 200109 2423 E LINCOLN DRPHOENIX AZ 85016-1215
	6,111.40	8.36	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	4,121.85	5.64	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
MFS INFLATION ADJUSTED BOND FUND CLASS R4
	6,527.49	64.69	MASSACHUSETTS FINANCIAL SERVICES CO 19TH FL 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	3,527.16	34.95	MID ATLANTIC TRUST COMPANY COUNTRYSIDE DENTAL 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS INFLATION ADJUSTED BOND FUND CLASS R6
	50,689,976.30	31.65	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	41,016,884.08	25.61	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	35,294,071.77	22.04	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS INTERNATIONAL DIVERSIFICATION FUND CLASS A
	73,163,510.95	47.09	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	22,342,220.70	14.38	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	16,365,141.33	10.53	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS INTERNATIONAL DIVERSIFICATION FUND CLASS B
	101,853.80	37.89	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	33,722.41	12.55	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	25,868.17	9.62	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	18,966.64	7.06	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS INTERNATIONAL DIVERSIFICATION FUND CLASS C
	1,663,113.23	14.85	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	1,370,638.64	12.24	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	1,350,381.62	12.05	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	1,324,034.01	11.82	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	1,039,408.33	9.28	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	979,498.77	8.74	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	777,194.84	6.94	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	692,861.42	6.19	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	659,617.32	5.89	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS INTERNATIONAL DIVERSIFICATION FUND CLASS I
	120,038,245.68	19.56	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	76,759,142.90	12.51	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	48,022,665.45	7.83	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
	64,632,540.03	10.53	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	61,376,530.12	10.00	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	50,154,361.15	8.17	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	45,839,748.41	7.47	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	42,080,656.48	6.86	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	34,770,007.08	5.67	UBS WM USA SPEC CDY EXCL BEN CUST UBSFSI ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD FL 6 WEEHAWKEN NJ 07086-6761
MFS INTERNATIONAL DIVERSIFICATION FUND CLASS R1
	30,872.99	9.12	MID ATLANTIC TRUST COMPANY THE NEW YORK PREPARATORY PRO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	87,383.49	25.83	EQUITABLE LIFE 500 PLAZA DR SECAUCUS NJ 07094-3619
	50,375.36	14.89	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	33,802.87	9.99	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	33,120.13	9.79	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS INTERNATIONAL DIVERSIFICATION FUND CLASS R2
	237,068.88	10.14	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	168,930.81	7.23	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	344,337.91	14.73	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	318,027.69	13.61	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	179,924.77	7.70	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS INTERNATIONAL DIVERSIFICATION FUND CLASS R3
	15,697,647.37	27.53	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	4,913,806.41	8.62	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	5,195,486.35	9.11	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	4,476,047.28	7.85	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS INTERNATIONAL DIVERSIFICATION FUND CLASS R4
	11,018,691.52	29.95	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	5,273,992.62	14.34	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	2,867,251.24	7.79	TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500
	2,842,124.60	7.73	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS INTERNATIONAL DIVERSIFICATION FUND CLASS R6
	375,551,592.94	50.98	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	107,956,797.45	14.65	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS INTERNATIONAL EQUITY FUND CLASS A
	1,893,253.80	57.90	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	496,469.23	15.18	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	295,497.09	9.04	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	180,123.17	5.51	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS INTERNATIONAL EQUITY FUND CLASS I
	49,296,155.80	32.60	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	37,663,791.55	24.91	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	20,880,236.42	13.81	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	16,601,145.05	10.98	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	9,218,273.70	6.10	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS INTERNATIONAL EQUITY FUND CLASS R6
	164,289,388.51	36.21	NATIONAL FINANCIAL SERV LLC BENEFIT OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	46,344,156.63	10.21	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS INTERNATIONAL GROWTH FUND CLASS A
	5,943,706.11	40.13	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	4,280,620.24	28.90	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS INTERNATIONAL GROWTH FUND CLASS B
	3,134.73	17.17	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,508.96	13.74	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	1,057.44	5.79	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	996.57	5.46	MFS HERITAGE TRUST COMPANY TRUSTEE IRA R/O LUIS FELIZ 1488 PARKWAY DR LAKEWOOD OH 44107-4831
	956.40	5.24	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	935.60	5.12	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS INTERNATIONAL GROWTH FUND CLASS C
	67,678.19	10.38	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	57,821.93	8.87	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	55,590.76	8.53	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	53,174.62	8.16	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	51,117.78	7.84	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	50,578.16	7.76	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	44,593.84	6.84	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
MFS INTERNATIONAL GROWTH FUND CLASS I

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	11,466,822.01	13.47	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
	8,003,732.06	9.40	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	17,282,298.01	20.30	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	13,401,107.38	15.74	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	10,137,186.09	11.91	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	4,881,320.85	5.73	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	4,873,732.06	5.73	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS INTERNATIONAL GROWTH FUND CLASS R1
	162,456.15	75.29	EQUITABLE LIFE 500 PLAZA DR SECAUCUS NJ 07094-3619
	41,260.51	19.12	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS INTERNATIONAL GROWTH FUND CLASS R2
	151,789.46	28.31	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	139,745.13	26.06	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	60,106.30	11.21	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	31,255.00	5.83	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS INTERNATIONAL GROWTH FUND CLASS R3
	1,793,764.36	23.81	MATRIX TRUST COMPANY CUST PAUL HASTINGS LLP DEFINED CONTRIBUT PO BOX 52129 PHOENIX AZ 85072-2129
	1,196,335.36	15.88	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	379,523.57	5.04	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS INTERNATIONAL GROWTH FUND CLASS R4
	513,559.54	19.55	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	387,336.60	14.74	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	134,842.83	5.13	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	281,421.46	10.71	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	153,046.60	5.83	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
MFS INTERNATIONAL GROWTH FUND CLASS R6
	132,905,699.52	50.46	STATE STREET BANK AS CUSTODIAN OF MFS INTERNATIONAL DIVERSIFICATION FUND 521W 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	30,159,902.47	11.45	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	22,670,387.92	8.61	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS INTERNATIONAL INTRINSIC VALUE FUND CLASS A
	10,768,504.36	24.36	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	9,176,633.30	20.76	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	6,859,701.56	15.52	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	2,872,751.53	6.50	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
	2,919,175.61	6.60	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
MFS INTERNATIONAL INTRINSIC VALUE FUND CLASS B
	5,783.61	19.92	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	4,019.02	13.85	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	2,109.06	7.27	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS INTERNATIONAL INTRINSIC VALUE FUND CLASS C
	70,620.01	13.29	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	67,723.98	12.75	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	58,709.05	11.05	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	58,082.60	10.93	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	51,276.15	9.65	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	42,945.88	8.08	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	36,697.42	6.91	UBS WM USA SPEC CDY EXCL BEN CUST UBSFSI ATTN: DEPARTMENT MANAGER 1000 HARBOR

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
			BLVD FL 6 WEEHAWKEN NJ 07086-6761
	33,494.89	6.31	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	26,867.42	5.06	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS INTERNATIONAL INTRINSIC VALUE FUND CLASS I
	31,108,188.20	20.79	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	20,795,276.93	13.90	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
	9,987,095.44	6.68	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	21,202,062.69	14.17	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	13,857,727.77	9.26	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	11,687,602.79	7.81	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	8,757,073.95	5.85	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS INTERNATIONAL INTRINSIC VALUE FUND CLASS R1
	115,931.99	49.78	EQUITABLE LIFE 500 PLAZA DR SECAUCUS NJ 07094-3619
	20,767.71	8.92	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	16,351.08	7.02	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	15,799.20	6.78	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS INTERNATIONAL INTRINSIC VALUE FUND CLASS R2
	664,042.91	20.11	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	591,346.63	17.91	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	528,996.45	16.02	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
	227,851.74	6.90	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	298,926.10	9.05	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	180,643.85	5.47	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
			01111-0001
MFS INTERNATIONAL INTRINSIC VALUE FUND CLASS R3
	5,215,428.75	23.03	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,850,556.49	12.59	CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901
	2,480,439.99	10.95	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	1,326,046.69	5.86	MATRIX TRUST COMPANY CUST MEBT - UNITIZED MUTUAL FUND ACCOUNT PO BOX 52129 PHOENIX AZ 85072-2129
	1,590,021.11	7.02	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	1,148,955.48	5.07	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY B3N WINDSOR CT 06095-4773
MFS INTERNATIONAL INTRINSIC VALUE FUND CLASS R4
	2,727,504.60	21.52	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,047,766.21	8.27	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	1,959,216.18	15.46	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	702,447.39	5.54	NATIONWIDE TRUST COMPANY C/O IPO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029
	1,006,452.78	7.94	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	651,686.70	5.14	CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS INTERNATIONAL INTRINSIC VALUE FUND CLASS R6
	139,635,859.16	48.92	STATE STREET BANK AS CUSTODIAN OF MFS INTERNATIONAL DIVERSIFICATION FUND 521W 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	24,020,702.64	8.41	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	17,916,104.86	6.28	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	16,074,258.43	5.63	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS INTERNATIONAL LARGE CAP VALUE FUND CLASS A

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	232,086.00	41.12	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	78,503.75	13.91	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	51,565.66	9.14	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS INTERNATIONAL LARGE CAP VALUE FUND CLASS C
	41,832.97	65.08	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	7,258.22	11.29	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	4,957.71	7.71	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS INTERNATIONAL LARGE CAP VALUE FUND CLASS I
	400,981.59	37.07	DOROTHY L GORHAM & PATRICIA A GORHAM TTEES SRG 2020 DESCENDANTS TRUST UA DTD 12/11/2020 111 HUNTINGTON AVE BOSTON MA 02199-7632
	236,730.94	21.89	MASSACHUSETTS FINANCIAL SERVICES 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	125,947.59	11.64	STEVEN R GORHAM & DOROTHY L GORHAM JT WROS 111 HUNTINGTON AVE BOSTON MA 02199-7632
	106,993.14	9.89	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	65,559.66	6.06	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	60,142.14	5.56	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS INTERNATIONAL LARGE CAP VALUE FUND CLASS R1
	7,231.57	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS INTERNATIONAL LARGE CAP VALUE FUND CLASS R2
	7,361.40	98.35	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS INTERNATIONAL LARGE CAP VALUE FUND CLASS R3
	7,432.17	99.62	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS INTERNATIONAL LARGE CAP VALUE FUND CLASS R4
	7,500.64	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS INTERNATIONAL LARGE CAP VALUE FUND CLASS R6
	407,490,262.18	91.04	STATE STREET BANK AS CUSTODIAN OF INTERNATIONAL DIVERSIFICATION FUND 521W 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS INTERNATIONAL NEW DISCOVERY FUND CLASS A
	7,187,698.62	40.16	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	2,296,198.33	12.83	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS INTERNATIONAL NEW DISCOVERY FUND CLASS B
	4,672.74	18.81	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	4,603.44	18.53	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	2,336.47	9.41	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	1,453.75	5.85	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS INTERNATIONAL NEW DISCOVERY FUND CLASS C
	38,510.97	14.71	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	32,834.93	12.54	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	29,789.29	11.38	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	24,051.59	9.19	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	16,481.69	6.30	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS INTERNATIONAL NEW DISCOVERY FUND CLASS I
	2,941,980.24	16.31	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
	1,250,933.82	6.94	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	3,148,372.04	17.46	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,794,465.81	9.95	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	1,705,447.97	9.46	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	1,052,968.85	5.84	UBS WM USA SPEC CDY EXCL BEN CUST UBSFSI ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD FL 6 WEEHAWKEN NJ 07086-6761
	1,018,611.07	5.65	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS INTERNATIONAL NEW DISCOVERY FUND CLASS R1
	25,197.99	50.19	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	9,904.24	19.73	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	4,163.58	8.29	EQUITABLE LIFE 500 PLAZA DR SECAUCUS NJ 07094-3619
	3,610.08	7.19	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS INTERNATIONAL NEW DISCOVERY FUND CLASS R2
	78,290.71	15.83	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	72,698.44	14.69	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	36,339.62	7.35	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	34,369.22	6.95	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	64,824.87	13.10	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
MFS INTERNATIONAL NEW DISCOVERY FUND CLASS R3
	2,043,938.54	60.25	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	745,078.05	21.96	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
MFS INTERNATIONAL NEW DISCOVERY FUND CLASS R4
	1,120,024.81	41.15	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	288,189.46	10.59	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	232,850.81	8.55	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	231,272.84	8.50	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS INTERNATIONAL NEW DISCOVERY FUND CLASS R6
	117,774,291.29	77.60	STATE STREET BANK AS CUSTODIAN OF MFS INTERNATIONAL DIVERSIFICATION FUND 521W 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	10,922,610.84	7.20	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS INTRINSIC VALUE FUND CLASS A
	67,784.13	61.06	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	15,113.24	13.61	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	10,870.24	9.79	RICHARD PEDERSEN & LAURA H PEDERSEN 2259 VOGT RD STANLEY NY 14561-9576
MFS INTRINSIC VALUE FUND CLASS C
	7,655.57	36.59	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	5,619.57	26.86	SAMANTHA TAVINO U/DELAWARE UNIF TOD ACT 153 WALDEN ST WEST HARTFORD CT 06107-1742
	5,000.00	23.90	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	2,390.53	11.43	MFS HERITAGE TRUST COMPANY TRUSTEE ROTH IRA STACY H MCCARDELL 2316 DALE CIRLEWISVILLE TX 75056-4746
MFS INTRINSIC VALUE FUND CLASS I
	50,549.20	54.05	TIMOTHY W DITTMER & CATHERINE S DITTMER 111 HUNTINGTON AVE BOSTON MA 02199-7632
	16,737.49	17.90	MASSACHUSETTS FINANCIAL SERVICES 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	5,051.67	5.40	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	12,508.32	13.37	NICHOLAS J TANGNEY & KATHLEEN M WHITE 111 HUNTINGTON AVE BOSTON MA 02199-7632
	7,336.45	7.84	CAMILLE EMILY HUMPHRIES 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS INTRINSIC VALUE FUND CLASS R1
	5,748.66	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS INTRINSIC VALUE FUND CLASS R2
	5,755.25	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS INTRINSIC VALUE FUND CLASS R3
	5,779.55	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS INTRINSIC VALUE FUND CLASS R4
	5,696.53	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
			02199-7632
MFS INTRINSIC VALUE FUND CLASS R6
	176,855.02	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS LIFETIME 2025 FUND CLASS A
	981,886.30	36.61	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	264,777.10	9.87	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	248,897.23	9.28	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	160,363.49	5.98	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS LIFETIME 2025 FUND CLASS B
	8,428.67	23.73	MFS HERITAGE TRUST COMPANY TTEE RONALD W RANDAZZO IRA RANDAZZO DENTAL ASSOC PO BOX 250PELHAM NH 03076-0250
	3,632.22	10.23	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	3,617.32	10.19	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	3,393.15	9.55	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS LIFETIME 2025 FUND CLASS C
	30,728.16	15.51	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	24,361.45	12.30	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	12,223.52	6.17	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
MFS LIFETIME 2025 FUND CLASS I
	61,364.72	28.73	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	47,759.38	22.36	MFS HERITAGE TRUST COMPANY TRUSTEE IRA DAVID WILLIAM MEDEIROS 43 PRINCEDALE RD LONDON UK W114NPUNITED KINGDOM
	26,620.68	12.46	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	12,124.64	5.68	MFS HERITAGE TRUST COMPANY TRUSTEE IRA R/O MEI F NGAN 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS LIFETIME 2025 FUND CLASS R1

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	11,579.99	46.08	MID ATLANTIC TRUST COMPANY COLLAGEN MATRIX ARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	6,597.58	26.25	MID ATLANTIC TRUST COMPANY JOHN A WILLIAMS ARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	2,595.18	10.33	MID ATLANTIC TRUST COMPANY KID BIZ LLC ARING P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	4,346.60	17.30	MARCEL REMSON AMERICAS MORTGAGE RESOURCES IN 3317 N I-10 SERVICE RD STE 200 METAIRIE LA 70002
MFS LIFETIME 2025 FUND CLASS R2
	537,141.51	57.11	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	60,260.75	6.41	MID ATLANTIC TRUST COMPANY MCGUIRE GROUP ARCHITECTS PC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	100,475.08	10.68	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS LIFETIME 2025 FUND CLASS R3
	1,781,029.96	22.83	JOHN HANCOCK LIFE INSURANCE COMPANY USA 200 BERKELEY ST BOSTON MA 02116-5023
	788,477.79	10.11	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	569,383.23	7.30	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	1,077,627.28	13.81	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	711,302.00	9.12	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
	412,972.99	5.29	LINCOLN RETIREMENT PLAN SERVICES COMPANY POST ACUTE MEDICAL LLC PO BOX 7876 FORT WAYNE IN 46801-7876
MFS LIFETIME 2025 FUND CLASS R4
	774,295.02	35.67	MATRIX TRUST COMPANY AS AGENTNEWPORT TRUST COMPANY U S UROLOGY PARTNERS AND PR 35 IRON POINT CIR STE 300FOLSOM CA 95630-8589
	563,818.09	25.97	FULTON BANK NA NEW PIG CORPORATION PO BOX 3215 LANCASTER PA 17604-3215
	211,103.61	9.72	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	149,460.17	6.88	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS LIFETIME 2025 FUND CLASS R6
	1,546,374.26	10.80	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
			80111-5002
	964,226.54	6.73	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	3,156,998.58	22.04	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,318,316.69	9.21	MATRIX TRUST COMPANY CUST ROMAN CATHOLIC ARCHDIOCESE OF INDPL PO BOX 52129 PHOENIX AZ 85072-2129
	1,181,755.03	8.25	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	805,297.39	5.62	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC SMC CORPORATION RETIREMENT SAVINGS PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1999
MFS LIFETIME 2030 FUND CLASS A
	766,658.62	13.49	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	554,706.81	9.76	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	436,933.98	7.69	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	403,920.92	7.11	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS LIFETIME 2030 FUND CLASS B
	14,790.74	11.81	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	10,030.54	8.01	MFS HERITAGE TRUST COMPANY TTEE MARGARITA PLAKS IRA MUTUAL HOUSING ASSOC 44 SILO WAYBLOOMFIELD CT 06002-1652
	9,471.04	7.56	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	6,284.15	5.02	MFS HERITAGE TRUST COMPANY TRUSTEE LOUIS K GREENBLATT IRA LG CAPITAL LLC SEP PLAN 19417 SPYGLASS HILL DRBATON ROUGE LA 70809-6700
MFS LIFETIME 2030 FUND CLASS C
	41,717.86	8.81	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	34,549.93	7.30	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	32,798.68	6.93	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS LIFETIME 2030 FUND CLASS I
	74,225.49	20.80	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	39,041.17	10.94	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	27,943.30	7.83	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	24,712.69	6.92	UBS WM USA SPEC CDY EXCL BEN CUST UBSFSI ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD FL 6 WEEHAWKEN NJ 07086-6761
	21,319.28	5.97	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS LIFETIME 2030 FUND CLASS R1
	78,049.46	39.33	MID ATLANTIC TRUST COMPANY CAROLINA KIDS PEDIATRIC ASSOCI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	22,007.71	11.09	MID ATLANTIC TRUST COMPANY COLLAGEN MATRIX ARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	65,876.18	33.19	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	17,284.05	8.71	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS LIFETIME 2030 FUND CLASS R2
	618,245.18	27.36	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	290,389.71	12.85	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
MFS LIFETIME 2030 FUND CLASS R3
	1,340,332.85	9.95	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	919,329.08	6.83	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	718,353.67	5.33	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	2,615,640.84	19.42	JOHN HANCOCK LIFE INSURANCE COMPANY USA 200 BERKELEY ST BOSTON MA 02116-5023
	798,004.79	5.93	LINCOLN RETIREMENT PLAN SERVICES COMPANY LANGUAGE LINE SERVICES PO BOX 7876 FORT WAYNE IN 46801-7876
	1,616,167.96	12.00	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,313,170.38	9.75	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
MFS LIFETIME 2030 FUND CLASS R4
	365,299.18	16.07	FULTON BANK NA NEW PIG CORPORATION PO BOX 3215 LANCASTER PA 17604-3215
	452,006.33	19.88	MATRIX TRUST COMPANY AS AGENTNEWPORT TRUST COMPANY U S UROLOGY PARTNERS AND

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
			PR 35 IRON POINT CIR STE 300FOLSOM CA 95630-8589
	421,411.08	18.53	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	145,917.68	6.42	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	199,256.59	8.76	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS LIFETIME 2030 FUND CLASS R6
	1,935,465.97	8.82	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	1,345,873.05	6.14	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	5,061,217.00	23.07	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,242,014.23	10.22	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	1,121,528.71	5.11	MATRIX TRUST COMPANY CUST ROMAN CATHOLIC ARCHDIOCESE OF INDPL PO BOX 52129 PHOENIX AZ 85072-2129
	1,173,023.69	5.35	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS LIFETIME 2035 FUND CLASS A
	382,228.30	15.83	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	319,192.36	13.22	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	276,796.61	11.46	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	255,403.36	10.58	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS LIFETIME 2035 FUND CLASS B
	5,264.42	13.82	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	4,035.79	10.60	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	3,659.01	9.61	MFS HERITAGE TRUST COMPANY TRUSTEE IRA R/O SINTRA I MUNGAL 28 E CONNECTICUT CONCOURSE JACKSON NJ 08527-1428
	2,160.82	5.67	MFS HERITAGE TRUST COMPANY TRUSTEE IRA R/O DENISE DESGROSEILLIERS 500 WENDELL RD WARWICK MA 01378-9357
	1,990.48	5.23	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	1,916.70	5.03	MFS HERITAGE TRUST COMPANY TRUSTEE IRA VINOD SHARDA 8171 CENTERSTONE DR HUNTINGTON BEACH CA 92646-8571
MFS LIFETIME 2035 FUND CLASS C
	31,491.35	9.87	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	30,004.18	9.41	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	26,877.46	8.43	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	22,894.04	7.18	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC TIMOTHY ACKERMANN 403B 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS LIFETIME 2035 FUND CLASS I
	341,105.08	72.49	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS LIFETIME 2035 FUND CLASS R1
	61,835.58	84.28	MID ATLANTIC TRUST COMPANY COLLAGEN MATRIX ARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	8,853.35	12.07	MARCEL REMSON AMERICAS MORTGAGE RESOURCES IN 3317 N I-10 SERVICE RD STE 200 METAIRIE LA 70002
MFS LIFETIME 2035 FUND CLASS R2
	329,330.50	40.99	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	40,544.61	5.05	MID ATLANTIC TRUST COMPANY PEDIATRIC DENTAL ASSOCIATES OF 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	63,716.36	7.93	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
	60,411.55	7.52	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	47,514.11	5.91	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS LIFETIME 2035 FUND CLASS R3
	2,517,088.16	25.25	JOHN HANCOCK LIFE INSURANCE COMPANY USA 200 BERKELEY ST BOSTON MA 02116-5023
	2,104,787.86	21.12	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	589,359.14	5.91	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	968,027.82	9.71	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	708,143.64	7.10	LINCOLN RETIREMENT PLAN SERVICES COMPANY POST ACUTE MEDICAL LLC PO BOX 7876 FORT WAYNE IN 46801-7876
MFS LIFETIME 2035 FUND CLASS R4
	339,833.52	23.57	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	261,800.19	18.15	FULTON BANK NA NEW PIG CORPORATION PO BOX 3215 LANCASTER PA 17604-3215
	244,229.03	16.94	MATRIX TRUST COMPANY AS AGENTNEWPORT TRUST COMPANY U S UROLOGY PARTNERS AND PR 35 IRON POINT CIR STE 300FOLSOM CA 95630-8589
	128,253.87	8.89	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC ANTON'S CLEANERS 100 MAGELLAN WAY COVINGTON KY 41015-1999
MFS LIFETIME 2035 FUND CLASS R6
	2,665,091.42	14.63	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	1,756,647.94	9.65	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	3,422,549.17	18.79	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,411,827.33	13.24	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	1,136,051.34	6.24	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC SMC CORPORATION RETIREMENT SAVINGS PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1999
	1,036,468.60	5.69	MATRIX TRUST COMPANY CUST ROMAN CATHOLIC ARCHDIOCESE OF INDPL PO BOX 52129 PHOENIX AZ 85072-2129
MFS LIFETIME 2040 FUND CLASS A
	487,815.42	13.53	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	378,407.47	10.50	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	322,433.22	8.94	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	275,532.04	7.64	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	264,691.99	7.34	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS LIFETIME 2040 FUND CLASS B
	15,884.83	23.39	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	6,709.10	9.88	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	6,705.83	9.87	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	6,454.39	9.50	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	5,755.07	8.47	MFS HERITAGE TRUST COMPANY TTEE KAREN K AKIENS IRA AKIENS LAW FIRM PLLC 9520 COUNTY ROAD 302PLANTERSVILLE TX 77363-8820
MFS LIFETIME 2040 FUND CLASS C
	49,938.89	14.88	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	28,269.55	8.43	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	21,529.71	6.42	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	18,704.64	5.57	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS LIFETIME 2040 FUND CLASS I
	457,899.61	61.16	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	39,992.93	5.34	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS LIFETIME 2040 FUND CLASS R1
	24,584.22	15.31	MID ATLANTIC TRUST COMPANY COLLAGEN MATRIX ARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	14,984.27	9.33	MID ATLANTIC TRUST COMPANY NEVADA AUTO GUIDE A 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	12,029.06	7.49	MID ATLANTIC TRUST COMPANY AVIATION MAINTENANCE GROUP INC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	11,460.40	7.14	MID ATLANTIC TRUST COMPANY CAROLINA KIDS PEDIATRIC ASSOCI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	65,368.04	40.71	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS LIFETIME 2040 FUND CLASS R2
	644,580.59	30.31	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	229,188.66	10.78	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
MFS LIFETIME 2040 FUND CLASS R3
	2,287,713.77	20.17	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	2,072,557.92	18.27	JOHN HANCOCK LIFE INSURANCE COMPANY USA 200 BERKELEY ST BOSTON MA 02116-5023
	695,189.28	6.13	LINCOLN RETIREMENT PLAN SERVICES COMPANY LANGUAGE LINE SERVICES PO BOX 7876 FORT WAYNE IN 46801-7876
	1,036,766.84	9.14	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
	1,029,548.60	9.08	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS LIFETIME 2040 FUND CLASS R4
	479,142.11	24.12	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	399,790.21	20.13	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	283,133.78	14.25	FULTON BANK NA NEW PIG CORPORATION PO BOX 3215 LANCASTER PA 17604-3215
	245,787.72	12.37	MATRIX TRUST COMPANY AS AGENTNEWPORT TRUST COMPANY U S UROLOGY PARTNERS AND PR 35 IRON POINT CIR STE 300FOLSOM CA 95630-8589
	138,867.90	6.99	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS LIFETIME 2040 FUND CLASS R6
	2,725,826.82	14.43	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	1,103,266.42	5.84	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	3,322,252.45	17.59	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,424,577.29	12.84	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS LIFETIME 2045 FUND CLASS A
	397,565.27	22.25	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	382,411.86	21.40	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	205,065.69	11.47	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS LIFETIME 2045 FUND CLASS B
	4,497.00	22.18	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	4,294.58	21.18	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	1,926.55	9.50	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,520.39	7.50	MFS HERITAGE TRUST COMPANY TRUSTEE HEATHER R B DAVIS IRA PRINTCRAFTERS INC SEP PLAN 1562 PATTERSON RDHIDDENITE NC 28636-6252
	1,345.72	6.64	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS LIFETIME 2045 FUND CLASS C
	25,092.22	16.21	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	16,840.78	10.88	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	9,010.78	5.82	MFS HERITAGE TRUST COMPANY TTEE KATY L BILDER IRA ANIMAL HEALTH CARE CTR 1056 SHELAHAMER RDHARRISBURG PA 17112-9027
MFS LIFETIME 2045 FUND CLASS I
	525,601.05	81.27	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS LIFETIME 2045 FUND CLASS R1
	25,410.89	73.63	MID ATLANTIC TRUST COMPANY COLLAGEN MATRIX ARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	4,898.57	14.19	MID ATLANTIC TRUST COMPANY DESERT TACO LLC ARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	3,041.59	8.81	MID ATLANTIC TRUST COMPANY KID BIZ LLC ARING P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
MFS LIFETIME 2045 FUND CLASS R2
	236,485.87	46.78	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	44,024.46	8.71	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	53,088.97	10.50	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
MFS LIFETIME 2045 FUND CLASS R3
	2,577,571.50	29.06	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,691,434.96	19.07	JOHN HANCOCK LIFE INSURANCE COMPANY USA 200 BERKELEY ST BOSTON MA 02116-5023
	947,313.32	10.68	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
	858,762.22	9.68	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS LIFETIME 2045 FUND CLASS R4
	251,153.72	27.48	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	194,782.71	21.31	MATRIX TRUST COMPANY AS AGENTNEWPORT TRUST COMPANY U S UROLOGY PARTNERS AND PR 35 IRON POINT CIR STE 300FOLSOM CA 95630-8589
	83,118.15	9.09	FULTON BANK NA NEW PIG CORPORATION PO BOX 3215 LANCASTER PA 17604-3215
	51,926.69	5.68	TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500
	51,820.24	5.67	RELIANCE TRUST COMPANY SACRAMENTO PO BOX 78446 ATLANTA GA 30357
MFS LIFETIME 2045 FUND CLASS R6
	3,045,832.34	21.68	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	1,166,432.03	8.30	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	2,651,984.81	18.88	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,598,991.68	11.38	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	754,739.44	5.37	MATRIX TRUST COMPANY CUST ROMAN CATHOLIC ARCHDIOCESE OF INDPL PO BOX 52129 PHOENIX AZ 85072-2129
MFS LIFETIME 2050 FUND CLASS A
	272,033.55	15.87	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	232,257.18	13.55	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	198,351.19	11.57	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	103,151.27	6.02	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS LIFETIME 2050 FUND CLASS B
	5,486.39	19.38	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	5,312.82	18.77	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	2,582.53	9.12	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,767.10	6.24	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS LIFETIME 2050 FUND CLASS C
	33,806.44	17.43	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	23,683.64	12.21	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	23,257.73	11.99	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS LIFETIME 2050 FUND CLASS I
	245,088.52	72.18	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	29,574.14	8.71	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS LIFETIME 2050 FUND CLASS R1
	21,235.10	56.33	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	7,628.37	20.24	MID ATLANTIC TRUST COMPANY COLLAGEN MATRIX ARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	3,108.72	8.25	MID ATLANTIC TRUST COMPANY MAGIS AMERICAS PS 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	2,458.64	6.52	MID ATLANTIC TRUST COMPANY CIOTTI ENTERPRISES 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
MFS LIFETIME 2050 FUND CLASS R2
	239,078.72	34.06	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	103,329.89	14.72	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS LIFETIME 2050 FUND CLASS R3
	1,855,436.45	26.29	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,244,234.30	17.63	JOHN HANCOCK LIFE INSURANCE COMPANY USA 200 BERKELEY ST BOSTON MA 02116-5023
	369,806.15	5.24	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	660,568.08	9.36	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
	403,936.34	5.72	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS LIFETIME 2050 FUND CLASS R4
	405,404.84	25.39	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	253,660.56	15.89	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC ANTON'S CLEANERS 100 MAGELLAN WAY COVINGTON KY 41015-1999
	222,670.50	13.95	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	151,182.58	9.47	FULTON BANK NA NEW PIG CORPORATION PO BOX 3215 LANCASTER PA 17604-3215
	146,274.50	9.16	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	120,834.09	7.57	MATRIX TRUST COMPANY AS AGENTNEWPORT TRUST COMPANY U S UROLOGY PARTNERS AND PR 35 IRON POINT CIR STE 300FOLSOM CA 95630-8589
MFS LIFETIME 2050 FUND CLASS R6
	2,280,859.72	18.77	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	728,270.73	5.99	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	2,731,099.79	22.47	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	886,503.39	7.29	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	609,275.04	5.01	MATRIX TRUST COMPANY CUST ROMAN CATHOLIC ARCHDIOCESE OF INDPL PO BOX 52129 PHOENIX AZ 85072-2129
	669,716.54	5.51	CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS LIFETIME 2055 FUND CLASS A
	387,906.44	27.61	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	241,335.56	17.18	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	82,185.94	5.85	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS LIFETIME 2055 FUND CLASS B
	7,456.39	38.96	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	4,174.67	21.81	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVENUE BOSTON MA 02199-7632
	2,593.98	13.55	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS LIFETIME 2055 FUND CLASS C
	19,225.34	12.84	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	9,800.42	6.54	MFS HERITAGE TRUST COMPANY TTEE RADIA J CARR IRA SUCCESS UNLIMITED II INC SP 3383 CYPRESS CTMONMOUTH JUNCTION NJ 08852-2109
	9,685.99	6.47	MFS HERITAGE TRUST COMPANY TTEE BRIAN L COX IRA B&S SOUTHERN SIGN & CRANE SVCS SP 8424 PALUXY HWYTOLAR TX 76476-6607
	8,863.51	5.92	MFS HERITAGE TRUST COMPANY TTEE TODD L GWYNN IRA AMERICAN POOLS & SPAS 2225 ARDON AVEORLANDO FL 32833-3902
	8,577.30	5.73	MFS HERITAGE TRUST COMPANY TTEE SUMMER L COX IRA B&S SOUTHERN SIGN & CRANE SVCS SP 8424 PALUXY HWYTOLAR TX 76476-6607
	8,029.58	5.36	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS LIFETIME 2055 FUND CLASS I
	144,879.68	72.62	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	17,401.78	8.72	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS LIFETIME 2055 FUND CLASS R1
	79,624.59	86.08	MID ATLANTIC TRUST COMPANY COLLAGEN MATRIX ARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	4,952.49	5.35	ASCENSUS TRUST COMPANY YCC PRODUCTS PO BOX 10758 FARGO ND 58106-0758
MFS LIFETIME 2055 FUND CLASS R2
	219,640.41	46.01	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	44,318.36	9.28	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
	24,500.18	5.13	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
MFS LIFETIME 2055 FUND CLASS R3
	1,743,835.24	31.25	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	934,636.38	16.75	JOHN HANCOCK LIFE INSURANCE COMPANY USA 200 BERKELEY ST BOSTON MA 02116-5023
	439,550.11	7.88	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	674,826.13	12.09	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
	295,169.63	5.29	LINCOLN RETIREMENT PLAN SERVICES COMPANY POST ACUTE MEDICAL LLC PO BOX 7876 FORT WAYNE IN 46801-7876
MFS LIFETIME 2055 FUND CLASS R4

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	159,373.53	26.71	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	58,732.74	9.84	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC EMPLOYEES PLAN OF FRICK PAPER CO PARTNERSHIP DBA PAPER MART100 MAGELLAN WAY COVINGTON KY 41015-1999
	80,923.70	13.56	FULTON BANK NA NEW PIG CORPORATION PO BOX 3215 LANCASTER PA 17604-3215
	85,707.08	14.36	RELIANCE TRUST COMPANY SACRAMENTO PO BOX 78446 ATLANTA GA 30357
	53,441.95	8.96	MATRIX TRUST COMPANY AS AGENTNEWPORT TRUST COMPANY U S UROLOGY PARTNERS AND PR 35 IRON POINT CIR STE 300FOLSOM CA 95630-8589
MFS LIFETIME 2055 FUND CLASS R6
	2,028,498.04	20.87	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	617,993.72	6.36	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	549,750.50	5.66	C/O MUTUAL FUND TRADING EMPOWER TRUST RECORDKEEPING FOR VARIOUS BENEFIT P 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002
	2,012,823.80	20.71	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	538,580.30	5.54	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC MELTWATER NEWS US INC. 100 MAGELLAN WAY COVINGTON KY 41015-1999
	764,950.15	7.87	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	550,329.41	5.66	MATRIX TRUST COMPANY CUST ROMAN CATHOLIC ARCHDIOCESE OF INDPL PO BOX 52129 PHOENIX AZ 85072-2129
MFS LIFETIME 2060 FUND CLASS A
	433,421.21	41.29	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	147,842.82	14.08	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	73,850.26	7.04	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS LIFETIME 2060 FUND CLASS B
	6,035.53	64.06	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	2,077.51	22.05	MFS HERITAGE TRUST COMPANY TTEE SETH M EGGERT IRA HARTMAN COMPANIES INC 15585 HALSEY AVE CARVER MN 55315-9654

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	684.80	7.27	MFS HERITAGE TRUST COMPANY TRUSTEE ROTH IRA KAREN K EDMONSON 170 GOFF RD CLARKSDALE MS 38614-9094
MFS LIFETIME 2060 FUND CLASS C
	9,832.72	9.79	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	8,991.89	8.96	ASCENSUS TRUST COMPANY CARMOUCHE & ASSOCIATES, LLC K 749376 PO BOX 10758 FARGO ND 58106-0758
	6,113.69	6.09	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS LIFETIME 2060 FUND CLASS I
	9,282.12	23.98	TIMOTHY W DITTMER & CATHERINE S DITTMER 111 HUNTINGTON AVE BOSTON MA 02199-7632
	6,452.36	16.67	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	6,302.47	16.28	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	4,968.72	12.83	ASCENSUS TRUST COMPANY TIME WISE FINANCIAL LLC PS 754897 PO BOX 10758 FARGO ND 58106-0758
	1,985.94	5.13	MFS HERITAGE TRUST COMPANY TTEE DEANNA ANDERSON IRA N WINDHAM VETERINARY CLINIC SIMPLE 1 DOW LNWINDHAM ME 04062-4371
	1,973.18	5.10	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS LIFETIME 2060 FUND CLASS R1
	6,084.14	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS LIFETIME 2060 FUND CLASS R2
	90,278.88	39.04	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	49,069.16	21.22	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	35,947.51	15.54	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
	14,342.38	6.20	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
MFS LIFETIME 2060 FUND CLASS R3
	1,350,362.35	31.92	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	745,799.83	17.63	JOHN HANCOCK LIFE INSURANCE COMPANY USA 200 BERKELEY ST BOSTON MA 02116-5023

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	257,370.48	6.08	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	225,988.45	5.34	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	579,812.67	13.71	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
	236,435.59	5.59	MATRIX TRUST COMPANY CUST ROBINSON N PO BOX 52129 PHOENIX AZ 85072-2129
MFS LIFETIME 2060 FUND CLASS R4
	95,045.98	34.25	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	36,882.94	13.29	FULTON BANK NA NEW PIG CORPORATION PO BOX 3215 LANCASTER PA 17604-3215
	18,104.78	6.52	FULTON BANK NAB LCH HEALTH AND COMMUNITY SERVI PO BOX 3215 LANCASTER PA 17604-3215
	31,648.43	11.40	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	16,272.44	5.86	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	14,860.11	5.35	MATRIX TRUST COMPANY AS AGENTNEWPORT TRUST COMPANY U S UROLOGY PARTNERS AND PR 35 IRON POINT CIR STE 300FOLSOM CA 95630-8589
MFS LIFETIME 2060 FUND CLASS R6
	1,063,161.25	16.49	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	441,372.23	6.84	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	1,320,985.94	20.48	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	745,528.29	11.56	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	326,217.83	5.06	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS LIFETIME 2065 FUND CLASS A
	37,700.42	23.65	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	9,308.82	5.84	MFS HERITAGE TRUST COMPANY TTEE CHARLES E PORTO IRA IOWA CITY LANDSCAPING 205 PHEASANT RUNWEST BRANCH IA 52358-8580
MFS LIFETIME 2065 FUND CLASS C
	5,436.84	25.64	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	2,709.35	12.78	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	1,258.33	5.93	MFS HERITAGE TRUST COMPANY TTEE MITCHELL G GREER IRA ELLIOTT ROBINSON & CO LLP SIMPLE 2554 S INGRAM MILL RD APT 408 SPRINGFIELD MO 65804-3562
	1,201.16	5.67	MFS HERITAGE TRUST COMPANY TTEE SAMUEL STOECKEL IRA TRAX AUTOMATION INC 23569 EIDELWEISS ST NW SAINT FRANCIS MN 55070-9815
MFS LIFETIME 2065 FUND CLASS I
	6,284.08	54.45	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	3,268.47	28.32	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	820.17	7.11	MFS HERITAGE TRUST COMPANY TRUSTEE ROTH IRA BRAULIO A LOPEZ 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS LIFETIME 2065 FUND CLASS R1
	6,398.63	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS LIFETIME 2065 FUND CLASS R2
	10,664.91	34.75	ASCENSUS TRUST COMPANY PARAGON ACCOUNTING & TAX SOLUTIONS 763138 PO BOX 10758 FARGO ND 58106-0758
	4,938.96	16.09	ASCENSUS TRUST COMPANY INTEGRITY RESTORATION & REMODELING 758884 PO BOX 10758 FARGO ND 58106-0758
	7,755.43	25.27	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	1,838.54	5.99	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	5,492.48	17.90	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS LIFETIME 2065 FUND CLASS R3
	424,425.12	53.17	JOHN HANCOCK LIFE INSURANCE COMPANY USA 200 BERKELEY ST BOSTON MA 02116-5023
	302,782.40	37.93	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	41,612.13	5.21	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS LIFETIME 2065 FUND CLASS R4
	38,586.60	79.97	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	6,408.80	13.28	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	2,576.78	5.34	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS LIFETIME 2065 FUND CLASS R6
	194,140.03	19.75	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	68,515.99	6.97	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	55,081.93	5.60	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	168,053.20	17.10	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	78,231.52	7.96	MATRIX TRUST COMPANY CUST ROMAN CATHOLIC ARCHDIOCESE OF INDPL PO BOX 52129 PHOENIX AZ 85072-2129
	81,479.86	8.29	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	63,122.03	6.42	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS LIFETIME INCOME FUND CLASS A
	3,415,606.78	22.23	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	2,656,466.31	17.29	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,878,655.13	12.23	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	1,009,831.21	6.57	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	921,627.02	6.00	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS LIFETIME INCOME FUND CLASS B
	10,666.45	17.81	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	5,447.64	9.10	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	5,194.29	8.67	MFS HERITAGE TRUST COMPANY TTEE KENNETH J SELANDER JR IRA SELANDER OBRIEN PLLC 3829C S EDMUNDS STSEATTLE WA 98118-1729
	4,346.38	7.26	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	3,311.70	5.53	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS LIFETIME INCOME FUND CLASS C
	849,444.74	51.50	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	258,299.50	15.66	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	117,569.29	7.13	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	99,341.89	6.02	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS LIFETIME INCOME FUND CLASS I
	996,602.87	29.49	JOSEPH C FLAHERTY JR & EVA M FLAHERTY TTEES JOSEPH C FLAHERTY JR REV TRUST UA DTD 03/05/2019 111 HUNTINGTON AVE BOSTON MA 02199-7632
	498,223.87	14.74	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	398,104.97	11.78	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	205,474.31	6.08	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	203,083.50	6.01	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	186,921.59	5.53	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	170,161.18	5.03	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS LIFETIME INCOME FUND CLASS R1
	126,908.93	55.33	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	21,628.42	9.43	MID ATLANTIC TRUST COMPANY JESUIT CONFERENCE INC PROFIT 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	17,644.64	7.69	MID ATLANTIC TRUST COMPANY COLLAGEN MATRIX ARI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
MFS LIFETIME INCOME FUND CLASS R2
	299,224.53	16.22	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	245,947.22	13.33	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	126,738.27	6.87	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
MFS LIFETIME INCOME FUND CLASS R3
	2,087,854.05	21.45	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	920,469.33	9.46	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	1,432,149.91	14.71	JOHN HANCOCK LIFE INSURANCE COMPANY USA 200 BERKELEY ST BOSTON MA 02116-5023
	1,215,980.97	12.49	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	578,872.59	5.95	LINCOLN RETIREMENT PLAN SERVICES COMPANY LANGUAGE LINE SERVICES PO BOX 7876 FORT WAYNE IN 46801-7876
	613,490.82	6.30	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
MFS LIFETIME INCOME FUND CLASS R4
	347,981.30	25.43	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	163,505.48	11.95	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	123,177.50	9.00	EMPOWER TRUST 8525 E ORCHARD RD C/O MUTUAL FUND TRADING GREENWOOD VILLAGE CO 80111-5002
	161,114.95	11.77	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC CHAMPION CHEVROLET SALARY SAVINGS PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1999
	124,615.96	9.11	MATRIX TRUST COMPANY AS AGENTNEWPORT TRUST COMPANY U.S. UROLOGY PARTNERS AND PR 35 IRON POINT CIRCLESUITE 300 FOLSOM CA 95630-8589
	123,107.64	9.00	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	81,613.96	5.96	FULTON BANK NA NEW PIG CORPORATION PO BOX 3215 LANCASTER PA 17604-3215
MFS LIFETIME INCOME FUND CLASS R6
	1,525,042.98	10.01	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	819,800.23	5.38	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	2,613,909.26	17.16	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,108,922.00	7.28	MATRIX TRUST COMPANY CUST ROMAN CATHOLIC ARCHDIOCESE OF INDPL PO BOX 52129 PHOENIX AZ 85072-2129
	1,012,867.53	6.65	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	770,249.59	5.06	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY B3N WINDSOR CT 06095-4773
MFS LIMITED MATURITY FUND CLASS A

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	116,113,338.68	70.75	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS LIMITED MATURITY FUND CLASS B
	83,354.53	58.73	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	16,572.92	11.68	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS LIMITED MATURITY FUND CLASS C
	672,100.68	17.97	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	395,001.33	10.56	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	368,404.13	9.85	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	305,563.75	8.17	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	261,343.28	6.99	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	260,774.39	6.97	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	256,633.70	6.86	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	217,612.99	5.82	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS LIMITED MATURITY FUND CLASS I
	7,935,599.15	8.40	MAC & CO 999770 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	15,542,920.11	16.45	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	11,660,045.82	12.34	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	11,558,445.39	12.23	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	8,601,725.25	9.10	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	5,038,455.11	5.33	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS LIMITED MATURITY FUND CLASS R1
	74,612.10	85.51	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	6,233.41	7.14	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	5,784.30	6.63	ASCENSUS TRUST COMPANY YCC PRODUCTS PO BOX 10758 FARGO ND 58106-0758

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS LIMITED MATURITY FUND CLASS R2
	100,853.76	56.78	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	28,976.38	16.31	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	16,219.88	9.13	ALICEA POLETTE TRUSTEE O B HILL TRUCKING & RIGGING CO INC C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	10,440.15	5.88	EDUARDO MADRID TTEE MADRID LAW FIRM DBPP 12612 CENTRAL AVECHINO CA 91710-3508
MFS LIMITED MATURITY FUND CLASS R3
	41,111.13	35.99	ASCENSUS TRUST COMPANY LEBLANC & ASSOCIATES RETIRE 205989 PO BOX 10758 FARGO ND 58106-0758
	37,006.71	32.39	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	26,344.35	23.06	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC MIKE SHAW AUTOMOTIVE N 100 MAGELLAN WAY COVINGTON KY 41015-1999
MFS LIMITED MATURITY FUND CLASS R4
	95,032.34	39.91	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	92,157.57	38.70	MATRIX TRUST COMPANY CUST OPPORTUNITY BANK OF MONTANA PROFIT PO BOX 52129 PHOENIX AZ 85072-2129
	39,068.87	16.41	MATRIX TRUST COMPANY AS AGENTNEWPORT TRUST COMPANY WESTERN RESERVE HOSPITAL LLC N35 IRON POINT CIR FOLSOM CA 95630-8587
MFS LIMITED MATURITY FUND CLASS R6
	74,487,008.55	32.72	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	64,883,940.09	28.50	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	11,391,947.53	5.00	MAC & CO 352064 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	21,009,904.46	9.23	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME INCOME FD 522G 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	11,699,410.42	5.14	STATE STREET BANK AS CUSTODIAN OF MFS LIFETIME 2025 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS LOW VOLATILITY EQUITY FUND CLASS A
	4,987,626.67	56.34	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	716,654.05	8.10	CHARLES SCHWAB & CO INC FBO CUTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1901
	572,807.50	6.47	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	567,412.13	6.41	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS LOW VOLATILITY EQUITY FUND CLASS B
	10,887.79	26.01	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	6,639.73	15.86	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	3,019.15	7.21	MFS HERITAGE TRUST COMPANY TRUSTEE NISHA SIJAPATI IRA R/O 4419 BIG ELK PKWY ELKHORN NE 68022-3291
	2,831.52	6.77	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,099.58	5.02	MFS HERITAGE TRUST COMPANY TTEE IRA VICTORIA P CODERRE DCD FBO ALINE V UBBINK BENE 1230 EVERSON RDCLIFTON SPRINGS NY 14432-9703
	2,093.25	5.00	LINCOLN INVESTMENT PLANNING LLC 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275
MFS LOW VOLATILITY EQUITY FUND CLASS C
	332,814.02	33.83	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	120,711.33	12.27	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	114,720.35	11.66	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	100,540.76	10.22	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	84,557.30	8.60	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	77,578.58	7.89	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	72,392.76	7.36	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS LOW VOLATILITY EQUITY FUND CLASS I
	1,068,314.35	23.40	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	945,529.12	20.71	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	472,827.48	10.36	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	330,346.27	7.24	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	393,668.90	8.62	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	365,571.68	8.01	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	287,643.03	6.30	SEI PRIVATE TRUST COMPANY C/O PRINCIPAL FINANCIAL ID 636 ATTN MUTUAL FUND ADMINISTRATOR 1 FREEDOM VALLEY DROAKS PA 19456-9989
MFS LOW VOLATILITY EQUITY FUND CLASS R1
	23,448.14	63.64	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	6,913.29	18.76	MARCIE NOBLE & SANTANA NOBLE TRUSTEE F SANTANA PAVING & GRADING INC C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	6,012.78	16.32	MASSACHUSETTS FINANCIAL SERVICES COMPANY ATTN: CORPORATE TREASURY 111 HUNTINGTON AVE FL 21 BOSTON MA 02199-7610
MFS LOW VOLATILITY EQUITY FUND CLASS R2
	7,171.93	36.93	MID ATLANTIC TRUST COMPANY CENTER RIGHTS & INTERESTS O 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	2,416.28	12.44	MID ATLANTIC TRUST COMPANY CROWL MECHANICAL, INC PROFI 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	5,741.31	29.56	MASSACHUSETTS FINANCIAL SERVICES COMPANY ATTN: CORPORATE TREASURY 111 HUNTINGTON AVE FL 21 BOSTON MA 02199-7610
	2,553.27	13.15	ASCENSUS TRUST COMPANY UNITED STATES BEVERAGE LLC 209679 PO BOX 10758 FARGO ND 58106-0758
MFS LOW VOLATILITY EQUITY FUND CLASS R3
	13,441.47	61.50	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC TENSATOR INC RETIREMENT TRUST 100 MAGELLAN WAY COVINGTON KY 41015-1999
	5,868.23	26.85	MASSACHUSETTS FINANCIAL SERVICES COMPANY ATTN: CORPORATE TREASURY 111 HUNTINGTON AVE FL 21 BOSTON MA 02199-7610
	1,623.02	7.43	ASCENSUS TRUST COMPANY MARK EDWARDS SOLO 465631 PO BOX 10758 FARGO ND 58106-0758
MFS LOW VOLATILITY EQUITY FUND CLASS R4
	23,817.18	79.88	CAPITAL BANK & TRUST COMPANY TRUSTEE TURLINGTON & COMPANY LLP C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	5,999.84	20.12	MASSACHUSETTS FINANCIAL SERVICES COMPANY ATTN: CORPORATE TREASURY 111 HUNTINGTON AVE FL 21 BOSTON MA 02199-7610
MFS LOW VOLATILITY EQUITY FUND CLASS R6

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	3,922,687.37	71.52	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,114,687.86	20.32	THE NORTHERN TRUST COMPANY DB GROWTH PORTFOLIO MUTUAL FUNDS SERVICES WB33 333 S WABASH AVECHICAGO IL 60604-4107
MFS LOW VOLATILITY GLOBAL EQUITY FUND CLASS A
	821,771.47	42.56	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	328,056.21	16.99	CHARLES SCHWAB & CO INC FBO CUTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1901
	126,252.55	6.54	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	146,681.86	7.60	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	139,826.06	7.24	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	103,091.12	5.34	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS LOW VOLATILITY GLOBAL EQUITY FUND CLASS B
	5,772.97	45.43	MASSACHUSETTS FINANCIAL SERVICES COMPANY ATTN: CORPORATE TREASURY 111 HUNTINGTON AVE FL 21 BOSTON MA 02199-7610
	2,328.99	18.33	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	920.50	7.24	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	868.77	6.84	MFS HERITAGE TRUST COMPANY TRUSTEE IRA KERRIE C DRECHSLER 19 LAMBETH LOOP FAIRPORT NY 14450-9742
MFS LOW VOLATILITY GLOBAL EQUITY FUND CLASS C
	77,297.26	36.14	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	45,458.07	21.25	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	31,519.32	14.74	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	23,918.54	11.18	UBS WM USA SPEC CDY EXCL BEN CUST UBSFSI ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD FL 6 WEEHAWKEN NJ 07086-6761
	11,090.37	5.19	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS LOW VOLATILITY GLOBAL EQUITY FUND CLASS I
	1,669,011.58	25.42	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	1,297,248.88	19.76	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
	803,376.60	12.24	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	661,442.72	10.07	STRATEVEST CO ACCOUNT PO BOX 1034 CHERRY HILL NJ 08034-0009
	609,412.99	9.28	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	570,422.61	8.69	UBS WM USA SPEC CDY EXCL BEN CUST UBSFSI ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD FL 6 WEEHAWKEN NJ 07086-6761
	340,535.17	5.19	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS LOW VOLATILITY GLOBAL EQUITY FUND CLASS R1
	5,758.37	57.96	MASSACHUSETTS FINANCIAL SERVICES COMPANY ATTN: CORPORATE TREASURY 111 HUNTINGTON AVE FL 21 BOSTON MA 02199-7610
	4,138.44	41.65	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS LOW VOLATILITY GLOBAL EQUITY FUND CLASS R2
	5,986.91	52.53	MASSACHUSETTS FINANCIAL SERVICES COMPANY ATTN: CORPORATE TREASURY 111 HUNTINGTON AVE FL 21 BOSTON MA 02199-7610
	2,999.57	26.32	ASCENSUS TRUST COMPANY ENERGY MANAGEMENT SPECIALISTS INC 209682 PO BOX 10758 FARGO ND 58106-0758
	2,022.72	17.75	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS LOW VOLATILITY GLOBAL EQUITY FUND CLASS R3
	6,114.52	96.06	MASSACHUSETTS FINANCIAL SERVICES COMPANY ATTN: CORPORATE TREASURY 111 HUNTINGTON AVE FL 21 BOSTON MA 02199-7610
MFS LOW VOLATILITY GLOBAL EQUITY FUND CLASS R4
	6,260.51	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY ATTN: CORPORATE TREASURY 111 HUNTINGTON AVE FL 21 BOSTON MA 02199-7610
MFS LOW VOLATILITY GLOBAL EQUITY FUND CLASS R6
	1,583,569.76	24.77	SEI PRIVATE TRUST COMPANY C/O M&T BANK/WTC ID 337 ATTN MUTUAL FUNDS ADMIN 1 FREEDOM VALLEY DROAKS PA 19456-9989
	1,866,251.33	29.19	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,431,815.73	22.40	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	478,744.18	7.49	SAXON & CO 21750783246990 P.O. BOX 94597 CLEVELAND OH 44101-4597
MFS MANAGED WEALTH FUND CLASS A
	74,313.53	27.26	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	40,635.63	14.91	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	40,484.09	14.85	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	20,625.49	7.57	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	18,808.18	6.90	MFS HERITAGE TRUST COMPANY CUST NY HEALTH PLAN ASSOCIATION TSA 403B LESLIE S MORAN210 JAY ST ALBANY NY 12210-1808
MFS MANAGED WEALTH FUND CLASS B
	5,186.76	91.26	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE FL 21 BOSTON MA 02199-7610
	496.52	8.74	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS MANAGED WEALTH FUND CLASS C
	78,785.13	48.67	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	32,377.26	20.00	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	17,459.92	10.79	STIFEL NICOLAUS & CO INC ACCOUNT 1491-9282 STIFEL NICOLAUS & CO INC 501 N BROADWAY FL 8SAINT LOUIS MO 63102-2137
	14,099.00	8.71	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	9,786.15	6.04	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS MANAGED WEALTH FUND CLASS I
	500,392.54	20.92	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	353,063.37	14.76	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	346,278.75	14.47	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	290,870.27	12.16	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	251,721.70	10.52	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS MANAGED WEALTH FUND CLASS R1
	5,186.67	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE FL 21 BOSTON MA 02199-7610
MFS MANAGED WEALTH FUND CLASS R2
	5,229.80	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE FL 21 BOSTON MA 02199-7610

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS MANAGED WEALTH FUND CLASS R3
	5,285.75	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE FL 21 BOSTON MA 02199-7610
MFS MANAGED WEALTH FUND CLASS R4
	5,381.69	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE FL 21 BOSTON MA 02199-7610
MFS MANAGED WEALTH FUND CLASS R6
	226,561.36	99.44	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS MARYLAND MUNICIPAL BOND FUND CLASS A
	2,899,810.19	40.02	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,366,147.62	18.85	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS MARYLAND MUNICIPAL BOND FUND CLASS B
	10,939.04	61.53	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	5,378.92	30.26	DONALD F MUNSON U/DELAWARE UNIF TOD ACT 117 W MAGNOLIA AVE HAGERSTOWN MD 21742-3348
MFS MARYLAND MUNICIPAL BOND FUND CLASS I
	821,205.72	19.72	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	725,448.66	17.42	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	694,729.12	16.68	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	493,354.48	11.85	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	311,229.13	7.47	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	224,618.30	5.39	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS MARYLAND MUNICIPAL BOND FUND CLASS R6
	1,393,802.84	99.02	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS MASSACHUSETTS MUNICIPAL BOND FUND CLASS A
	4,870,736.45	27.92	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	3,956,411.67	22.68	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,485,865.06	8.52	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS MASSACHUSETTS MUNICIPAL BOND FUND CLASS B
	4,774.85	32.83	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	2,288.93	15.74	JON D CLEMENS 1305 RESERVE DR NE BROOKHAVEN GA 30319-5903
	2,131.98	14.66	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	2,009.49	13.81	SARAH D GARLAND-HOCH 214 MONUMENT ST CONCORD MA 01742-1809
	1,739.27	11.96	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,107.90	7.62	RBC CAPITAL MARKETS LLC MUTUAL FUND PROCESSING ATTN MUTUAL FUND OPS MANAGER250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582
MFS MASSACHUSETTS MUNICIPAL BOND FUND CLASS I
	5,482,183.87	28.13	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	3,859,260.91	19.80	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	2,261,488.93	11.61	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	2,036,042.24	10.45	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	1,100,744.21	5.65	STEVEN R GORHAM & DOROTHY L GORHAM JT WROS 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS MASSACHUSETTS MUNICIPAL BOND FUND CLASS R6
	1,144,617.60	94.01	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS MID CAP GROWTH FUND CLASS A
	33,840,715.68	56.49	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	5,137,018.95	8.58	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS MID CAP GROWTH FUND CLASS B
	40,467.74	14.51	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	38,476.48	13.80	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	33,611.23	12.05	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS MID CAP GROWTH FUND CLASS C
	498,833.49	14.05	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	469,847.12	13.23	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	457,347.95	12.88	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	400,185.69	11.27	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	279,171.08	7.86	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	265,455.54	7.48	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	254,717.66	7.17	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	241,642.20	6.81	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS MID CAP GROWTH FUND CLASS I
	40,058,801.78	31.16	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	22,454,330.88	17.47	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	20,349,412.96	15.83	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	11,473,360.10	8.93	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS MID CAP GROWTH FUND CLASS R1
	28,879.91	22.18	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	24,266.19	18.64	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	14,445.02	11.09	ASCENSUS TRUST COMPANY JESSA MEDICAL SUPPLY INC P 748281 PO BOX 10758 FARGO ND 58106-0758
	16,094.43	12.36	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	7,389.65	5.68	WILLIAM DEAN TENNISON TRUSTEE SPECIALTY AUTO SALES INC RETIREMENT PLAN C/O FASCORE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS MID CAP GROWTH FUND CLASS R2
	211,884.24	21.72	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	102,378.82	10.49	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS MID CAP GROWTH FUND CLASS R3
	6,404,474.97	29.01	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,201,160.69	5.44	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	3,331,323.37	15.09	JOHN HANCOCK LIFE INSURANCE COMPANY USA 200 BERKELEY ST BOSTON MA 02116-5023
	1,978,509.65	8.96	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
	1,242,630.87	5.63	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS MID CAP GROWTH FUND CLASS R4
	4,524,097.17	52.69	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	518,340.80	6.04	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS MID CAP GROWTH FUND CLASS R6
	42,676,562.29	17.64	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	43,247,390.16	17.88	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	18,579,870.15	7.68	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	14,705,428.15	6.08	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS MID CAP VALUE FUND CLASS A
	40,772,500.66	66.86	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	3,813,092.03	6.25	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS MID CAP VALUE FUND CLASS B
	28,806.47	21.50	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	17,737.11	13.24	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	16,102.58	12.02	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	14,866.41	11.10	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	7,660.04	5.72	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS MID CAP VALUE FUND CLASS C
	303,317.44	12.33	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	286,940.61	11.66	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	282,846.71	11.50	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	248,783.58	10.11	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	246,087.86	10.00	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	206,396.01	8.39	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	172,649.52	7.02	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	169,456.82	6.89	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	155,203.57	6.31	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	126,423.59	5.14	RBC CAPITAL MARKETS LLC MUTUAL FUND PROCESSING ATTN MUTUAL FUND OPS MANAGER250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7582
MFS MID CAP VALUE FUND CLASS I
	22,470,301.62	18.10	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	10,716,899.57	8.63	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	7,893,647.10	6.36	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	17,029,052.64	13.71	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	15,527,060.71	12.50	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	13,412,759.89	10.80	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	7,623,435.47	6.14	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	7,011,455.34	5.65	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	6,576,809.42	5.30	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS MID CAP VALUE FUND CLASS R1
	92,127.39	30.82	EQUITABLE LIFE 500 PLAZA DR SECAUCUS NJ 07094-3619

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	30,941.11	10.35	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	18,360.95	6.14	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS MID CAP VALUE FUND CLASS R2
	125,743.40	7.66	AMERICAN UNITED LIFE GROUP RETIREMENT ANNUITY ATTN: SEPARATE ACOUNTS PO BOX 368 INDIANAPOLISI N 46206-0368
	128,680.36	7.84	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	90,538.66	5.52	JAEGER LUMBER & SUPPLY CO JAEGER LUMBER & SUPPLY CO C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS MID CAP VALUE FUND CLASS R3
	10,398,132.21	38.36	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,195,530.76	8.10	CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901
	1,918,705.57	7.08	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	1,820,360.88	6.72	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2037
	1,544,817.26	5.70	JOHN HANCOCK LIFE INSURANCE COMPANY USA 200 BERKELEY ST BOSTON MA 02116-5023
MFS MID CAP VALUE FUND CLASS R4
	2,479,177.87	23.16	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,156,705.08	20.15	TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500
	872,114.66	8.15	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	592,537.73	5.54	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	564,169.13	5.27	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS MID CAP VALUE FUND CLASS R6
	59,711,069.70	21.58	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	29,389,388.95	10.62	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	29,342,384.65	10.60	TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500
	18,905,665.28	6.83	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	17,735,940.00	6.41	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	13,914,439.55	5.03	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS MISSISSIPPI MUNICIPAL BOND FUND CLASS A
	4,004,180.39	56.42	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	554,088.62	7.81	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	411,304.68	5.80	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	358,888.22	5.06	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS MISSISSIPPI MUNICIPAL BOND FUND CLASS B
	5,780.80	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS MISSISSIPPI MUNICIPAL BOND FUND CLASS I
	236,488.54	26.38	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	191,087.84	21.32	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	108,658.93	12.12	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	61,662.19	6.88	UBS WM USA SPEC CDY EXCL BEN CUST UBSFSI ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD FL 6 WEEHAWKEN NJ 07086-6761
	53,023.50	5.91	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	50,333.98	5.61	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
MFS MISSISSIPPI MUNICIPAL BOND FUND CLASS R6
	355,502.26	98.28	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS MODERATE ALLOCATION FUND CLASS A

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	123,890,867.77	48.92	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	15,876,276.14	6.27	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	14,771,568.25	5.83	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	13,917,904.28	5.50	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS MODERATE ALLOCATION FUND CLASS B
	200,334.17	15.86	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	173,451.24	13.73	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	162,844.43	12.89	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	87,700.27	6.94	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS MODERATE ALLOCATION FUND CLASS C
	4,124,177.61	23.04	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	2,466,018.74	13.78	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	2,085,698.59	11.65	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	2,062,313.60	11.52	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	1,225,200.56	6.84	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	895,419.31	5.00	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS MODERATE ALLOCATION FUND CLASS I
	4,278,627.09	20.60	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	3,015,810.03	14.52	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,110,098.89	10.16	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	1,882,697.42	9.07	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	1,864,849.80	8.98	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	1,161,158.77	5.59	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS MODERATE ALLOCATION FUND CLASS R1
	502,321.23	49.86	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	238,591.76	23.68	EQUITABLE LIFE 500 PLAZA DR SECAUCUS NJ 07094-3619
	54,312.89	5.39	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS MODERATE ALLOCATION FUND CLASS R2
	1,491,577.80	34.20	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	1,264,146.67	28.99	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	495,219.25	11.36	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS MODERATE ALLOCATION FUND CLASS R3
	1,529,659.89	19.69	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	673,114.79	8.67	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	620,246.13	7.99	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	493,673.60	6.36	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	1,123,534.26	14.46	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS MODERATE ALLOCATION FUND CLASS R4
	2,631,722.26	23.23	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	1,553,878.13	13.72	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	1,167,864.49	10.31	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
	721,239.58	6.37	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	647,550.73	5.72	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
MFS MODERATE ALLOCATION FUND CLASS R6
	7,771,783.11	49.81	MAC & CO 352301 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	1,464,208.40	9.38	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	1,017,541.73	6.52	EMPOWER TRUST RECORDKEEPINGLARGE BENEFIT PL 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002
MFS MUNICIPAL HIGH INCOME FUND CLASS A

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	111,149,114.41	51.03	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	19,875,315.10	9.12	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
MFS MUNICIPAL HIGH INCOME FUND CLASS B
	37,698.63	23.58	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	36,625.76	22.90	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	24,548.89	15.35	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	12,968.84	8.11	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	9,325.06	5.83	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	8,857.17	5.54	SARAH D GARLAND-HOCH 214 MONUMENT ST CONCORD MA 01742-1809
MFS MUNICIPAL HIGH INCOME FUND CLASS C
	1,934,517.94	21.90	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	1,162,485.70	13.16	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	1,001,431.42	11.34	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	952,472.05	10.78	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	673,318.58	7.62	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	656,431.97	7.43	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	508,656.04	5.76	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	472,105.27	5.34	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS MUNICIPAL HIGH INCOME FUND CLASS I
	60,447,612.28	24.71	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	39,462,044.20	16.13	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	21,316,474.64	8.71	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	15,522,718.38	6.35	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	16,475,231.22	6.73	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	12,817,397.98	5.24	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	12,450,001.64	5.09	UBS WM USA SPEC CDY EXCL BEN CUST UBSFSI ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD FL 6 WEEHAWKEN NJ 07086-6761
MFS MUNICIPAL HIGH INCOME FUND CLASS R6
	67,280,520.27	59.94	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	15,254,244.78	13.59	SEI PRIVATE TRUST COMPANY C/O REGIONS BANK 1 FREEDOM VALLEY DR OAKS PA 19456-9989
MFS MUNICIPAL INCOME FUND CLASS A
	186,577,055.06	72.07	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS MUNICIPAL INCOME FUND CLASS A1
	1,532,926.66	5.11	CHARLES SCHWAB & CO INC CLEARING CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
	2,766,983.65	9.23	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	2,467,691.32	8.23	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,074,380.07	6.92	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	1,836,777.48	6.13	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	1,605,974.32	5.36	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	1,545,917.93	5.16	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS MUNICIPAL INCOME FUND CLASS B
	40,314.58	32.00	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	28,196.56	22.38	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	27,354.20	21.71	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	8,498.41	6.74	DELORES C DOLESH 2526 CLAGUE RD WESTLAKE OH 44145-4335
MFS MUNICIPAL INCOME FUND CLASS B1
	5,798.02	99.98	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS MUNICIPAL INCOME FUND CLASS C
	1,354,328.12	22.71	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	846,182.25	14.19	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	492,550.72	8.26	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	480,766.17	8.06	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	439,417.52	7.37	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	385,717.77	6.47	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	349,969.45	5.87	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS MUNICIPAL INCOME FUND CLASS I
	85,481,278.59	36.31	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	38,262,581.47	16.25	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	36,377,165.38	15.45	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	23,367,831.89	9.93	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	15,488,677.46	6.58	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS MUNICIPAL INCOME FUND CLASS R6
	106,964,668.25	91.89	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS MUNICIPAL INTERMEDIATE FUND CLASS A
	8,858,551.90	60.43	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,324,846.85	9.04	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	860,229.03	5.87	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS MUNICIPAL INTERMEDIATE FUND CLASS C
	51,566.75	56.01	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	26,696.18	29.00	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	5,473.62	5.94	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	5,282.88	5.74	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS MUNICIPAL INTERMEDIATE FUND CLASS I
	986,100.93	24.22	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	793,009.53	19.47	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	780,201.52	19.16	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	269,914.79	6.63	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	315,511.03	7.75	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	256,513.38	6.30	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	250,673.56	6.16	WILLIAM J ADAMS & MARGARET M ADAMS 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS MUNICIPAL INTERMEDIATE FUND CLASS R6
	1,096,623.17	95.29	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS MUNICIPAL LIMITED MATURITY FUND CLASS A
	97,885,492.59	70.12	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS MUNICIPAL LIMITED MATURITY FUND CLASS B
	7,565.88	83.18	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	1,411.68	15.52	STORM E MILLER U/DELAWARE UNIF TOD ACT 14320 BIDWELL AVE CLEVELAND OH 44111-1453
MFS MUNICIPAL LIMITED MATURITY FUND CLASS C
	414,879.06	19.21	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	319,275.93	14.78	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	278,351.31	12.89	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	206,899.11	9.58	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	189,950.83	8.80	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	168,187.74	7.79	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	151,969.51	7.04	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	129,770.94	6.01	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS MUNICIPAL LIMITED MATURITY FUND CLASS I
	25,725,445.18	21.73	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	19,323,097.20	16.32	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	17,933,701.75	15.15	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	14,348,408.43	12.12	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	11,888,460.82	10.04	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	10,786,053.54	9.11	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS MUNICIPAL LIMITED MATURITY FUND CLASS R6
	57,726,874.60	85.26	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	5,205,733.56	7.69	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS NEW DISCOVERY FUND CLASS A
	17,221,664.55	55.64	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS NEW DISCOVERY FUND CLASS B
	33,009.74	16.77	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	18,080.31	9.19	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	11,706.96	5.95	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS NEW DISCOVERY FUND CLASS C
	209,932.65	15.15	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	161,482.35	11.65	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	136,061.67	9.82	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	131,569.41	9.49	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	121,141.43	8.74	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS NEW DISCOVERY FUND CLASS I
	1,995,203.53	21.88	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	684,339.77	7.50	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
	1,528,773.08	16.76	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	1,309,256.55	14.35	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	888,451.43	9.74	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	553,960.44	6.07	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS NEW DISCOVERY FUND CLASS R1
	53,760.55	41.05	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	8,813.57	6.73	ROYCE DSOUZA TRUSTEE ASCENSION LOGISTICS INC C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	8,507.55	6.50	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	7,924.13	6.05	EQUITABLE LIFE 500 PLAZA DR SECAUCUS NJ 07094-3619
	7,622.28	5.82	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS NEW DISCOVERY FUND CLASS R2
	240,271.09	33.84	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	118,887.15	16.75	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	52,458.25	7.39	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	42,101.19	5.93	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
MFS NEW DISCOVERY FUND CLASS R3
	1,337,453.48	32.43	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	768,584.58	18.64	NFS LLC FEBO FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO AGENT QUALIFIED EMPLOYEE PLANS () FINOPS-IC FUNDS100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987
	816,531.80	19.80	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	298,487.32	7.24	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2037
MFS NEW DISCOVERY FUND CLASS R4
	208,370.24	14.49	LINCOLN RETIREMENT SERVICES COMPANY SMH HEALTH CARE INC 403B RET SV PO BOX 7876 FORT WAYNE IN 46801-7876

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	96,308.58	6.70	LINCOLN RETIREMENT PLAN SERVICES COMPANY HASELWOOD AUTO GROUP PO BOX 7876 FORT WAYNE IN 46801-7876
	80,453.77	5.59	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS NEW DISCOVERY FUND CLASS R6
	14,850,978.20	40.97	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	4,281,282.94	11.81	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	3,254,097.20	8.98	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	2,789,047.61	7.69	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,289,877.40	6.32	STATE STREET BANK AS CUSTODIAN OF MFS AGG GROWTH ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS NEW DISCOVERY VALUE FUND CLASS A
	9,263,232.79	61.07	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,205,721.02	7.95	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	1,095,755.66	7.22	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS NEW DISCOVERY VALUE FUND CLASS B
	46,282.42	32.91	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	30,434.34	21.64	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	13,510.86	9.61	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	8,571.86	6.10	LINCOLN INVESTMENT PLANNING LLC 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275
MFS NEW DISCOVERY VALUE FUND CLASS C
	257,228.65	22.71	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	137,929.81	12.18	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	135,591.70	11.97	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	119,717.47	10.57	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	101,709.54	8.98	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	68,593.11	6.06	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	67,109.68	5.92	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS NEW DISCOVERY VALUE FUND CLASS I
	27,389,432.76	38.99	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	13,331,704.63	18.98	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
	7,776,543.63	11.07	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	7,434,987.49	10.58	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS NEW DISCOVERY VALUE FUND CLASS R1
	71,465.72	67.52	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	8,903.39	8.41	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	7,221.86	6.82	THOMAS YSURSA & GARRETT HOERNER TTE BECKER HOERNER & YSURSA PC EMPLC/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS NEW DISCOVERY VALUE FUND CLASS R2
	49,990.88	16.73	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
	46,908.21	15.70	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	23,470.89	7.86	CAPITAL BANK & TRUST COMPANY BOETTCHER SUPPLY INC C/O FASCORE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	27,769.25	9.30	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	21,832.44	7.31	CHARLES WADE JONES TRUSTEE CHARLES W JONES PRSP C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS NEW DISCOVERY VALUE FUND CLASS R3
	919,161.92	7.82	MATRIX TRUST COMPANY AS AGENTNEWPORT TRUST COMPANY NEWPORT MEP S9910HSE 35 IRON POINT CIR STE 300FOLSOM CA 95630-8589
	821,373.98	6.99	MATRIX TRUST COMPANY AS AGENTNEWPORT TRUST COMPANY WEA TSA TRUST 35 IRON POINT CIR STE 300FOLSOM CA 95630-8589
	1,049,345.15	8.93	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	915,568.61	7.79	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS NEW DISCOVERY VALUE FUND CLASS R4
	2,387,122.89	64.18	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	394,731.64	10.61	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS NEW DISCOVERY VALUE FUND CLASS R6
	12,716,223.23	15.75	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	9,929,817.32	12.30	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	6,414,361.23	7.94	CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901
	7,137,325.59	8.84	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	5,479,622.52	6.79	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	5,397,550.86	6.69	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS NEW YORK MUNICIPAL BOND FUND CLASS A
	2,254,395.36	18.15	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,577,191.26	12.70	J P MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003
	1,448,126.64	11.66	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	1,320,067.04	10.63	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	1,189,962.39	9.58	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	949,887.35	7.65	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	918,091.97	7.39	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS NEW YORK MUNICIPAL BOND FUND CLASS B
	5,729.66	19.48	WENDY L BERGER 46 MARY AVE POUGHKEEPSIE NY 12603-1418
	5,244.46	17.83	MARY B MARKETT U/DELAWARE UNIF TOD ACT 27 ANTOINETTE DR POUGHKEEPSIE NY 12601-5507
	4,393.79	14.94	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	3,400.03	11.56	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	2,086.86	7.10	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	2,062.52	7.01	RAJNAUTH SOOKHAI & ANESH R SOOKHAI JT WROS U/DELAWARE UNIF TOD ACT 9562 115TH STSOUTH RICHMOND HILL NY 11419-1126
	1,655.40	5.63	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS NEW YORK MUNICIPAL BOND FUND CLASS C
	78,015.84	18.95	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	53,978.26	13.11	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	49,287.90	11.97	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	37,467.83	9.10	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	32,633.56	7.93	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	22,081.79	5.36	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	21,678.57	5.27	J P MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003
MFS NEW YORK MUNICIPAL BOND FUND CLASS I
	751,824.67	17.89	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	707,407.11	16.83	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	645,192.51	15.35	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	553,282.93	13.17	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	439,850.94	10.47	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	276,235.20	6.57	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	225,746.20	5.37	UBS WM USA SPEC CDY EXCL BEN CUST UBSFSI ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD FL 6 WEEHAWKEN NJ 07086-6761
MFS NEW YORK MUNICIPAL BOND FUND CLASS R6
	688,760.40	94.83	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS NORTH CAROLINA MUNICIPAL BOND FUND CLASS A
	9,986,992.68	37.98	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	5,782,992.07	21.99	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,718,326.36	10.34	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	1,480,893.07	5.63	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS NORTH CAROLINA MUNICIPAL BOND FUND CLASS B
	5,597.91	50.01	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	2,915.65	26.05	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	1,699.19	15.18	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	978.80	8.74	MFS HERITAGE TRUST COMPANY TTEE JERRY W MOOREFIELD IRA MOOREFIELD ENGINEERING PC SIMPLE 2964 SHEPPARD MILL RDSANDY RIDGE NC 27046-7036
MFS NORTH CAROLINA MUNICIPAL BOND FUND CLASS C
	315,324.86	22.46	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	234,083.83	16.67	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	165,075.84	11.76	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	163,495.62	11.64	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	161,821.78	11.53	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	115,966.17	8.26	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	83,955.00	5.98	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS NORTH CAROLINA MUNICIPAL BOND FUND CLASS I
	2,178,498.56	18.41	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	2,175,113.90	18.38	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,774,616.57	15.00	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	886,960.36	7.49	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	784,269.33	6.63	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	591,835.75	5.00	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS NORTH CAROLINA MUNICIPAL BOND FUND CLASS R6

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	3,845,465.63	92.07	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS PENNSYLVANIA MUNICIPAL BOND FUND CLASS A
	3,817,046.25	33.38	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,411,397.89	12.34	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	817,561.92	7.15	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	745,988.13	6.52	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	633,224.65	5.54	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
MFS PENNSYLVANIA MUNICIPAL BOND FUND CLASS B
	12,127.16	48.39	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	8,042.63	32.09	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	2,471.68	9.86	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
MFS PENNSYLVANIA MUNICIPAL BOND FUND CLASS I
	1,004,148.89	28.23	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	794,285.67	22.33	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	563,424.85	15.84	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	256,477.63	7.21	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	297,725.05	8.37	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	183,122.24	5.15	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS PENNSYLVANIA MUNICIPAL BOND FUND CLASS R6
	1,130,698.91	49.33	MARIL & CO 58 C/O RELIANCE TRUST COMPANY WI 4900 WEST BROWN DEER RD MAILCODE: BD1N ATTN: MF MILWAUKEE WI 53223-2422
	1,066,200.59	46.51	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS PRUDENT INVESTOR FUND CLASS A
	244,746.43	36.07	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	112,383.86	16.56	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	88,815.85	13.09	ROBERT & BARBARA GOODWYN TTEES GOODWYN & GOODWYN PSRP POOLED ACCOUNT 441 OAKMONT CIR SEMARIETTA GA 30067-4819
	46,501.33	6.85	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	44,104.36	6.50	CETERA INVESTMENT SVCS (FBO) MARK BRUBAKER 5AX-15119-17 4737 ROLLINGWOOD DRSALIDA CA 95368-9453
MFS PRUDENT INVESTOR FUND CLASS B
	5,235.24	78.56	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	1,191.83	17.88	MFS HERITAGE TRUST COMPANY TTEE RENE J SCHWARTZ IRA WHITE MOUNTAIN ATHLETIC CLUB SIMPLE PO BOX 326WATERVL VLY NH 03215-0326
MFS PRUDENT INVESTOR FUND CLASS C
	299,368.31	84.59	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	36,349.56	10.27	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
MFS PRUDENT INVESTOR FUND CLASS I
	348,456.84	46.73	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	105,432.23	14.14	WILLIAM J ADAMS & MARGARET M ADAMS 111 HUNTINGTON AVE BOSTON MA 02199-7632
	70,311.50	9.43	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	44,002.80	5.90	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	43,611.59	5.85	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	39,210.09	5.26	KATHLEEN M WHITE & NICHOLAS J TANGNEY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS PRUDENT INVESTOR FUND CLASS R1
	25,483.17	82.95	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	5,237.18	17.05	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS PRUDENT INVESTOR FUND CLASS R2
	5,361.76	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS PRUDENT INVESTOR FUND CLASS R3

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	5,440.85	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS PRUDENT INVESTOR FUND CLASS R4
	5,521.12	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS PRUDENT INVESTOR FUND CLASS R6
	1,013,133.64	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS RESEARCH FUND CLASS A
	3,410,303.68	13.55	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	2,213,338.10	8.80	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,639,964.35	6.52	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	1,544,259.28	6.14	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	1,416,491.45	5.63	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	1,379,856.45	5.48	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS RESEARCH FUND CLASS B
	17,023.41	18.74	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	4,929.43	5.43	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS RESEARCH FUND CLASS C
	337,063.05	37.58	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	155,501.66	17.34	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	66,453.42	7.41	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	47,403.26	5.29	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	46,530.74	5.19	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS RESEARCH FUND CLASS I
	44,570,382.02	63.88	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	13,639,958.22	19.55	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	5,425,846.85	7.78	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS RESEARCH FUND CLASS R1
	53,569.05	65.14	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	12,806.02	15.57	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	10,011.85	12.18	MID ATLANTIC TRUST COMPANY EVB SERVICE CENTER INC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	4,308.55	5.24	MARTHA EGGAN EGGAN EXCAVATING & & TRUST 7439 TOWNLINE RDROME NY 13440-1450
MFS RESEARCH FUND CLASS R2
	113,250.00	42.90	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	58,001.77	21.97	NFS LLC FEBO STATE STREET BANK TRUST COMPANY TRUSTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418
	24,386.67	9.24	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	13,346.36	5.06	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS RESEARCH FUND CLASS R3
	225,641.12	43.82	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	46,611.22	9.05	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	115,607.46	22.45	EMPOWER ANNUITY INSURANCE FUTURE FUNDS II 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	46,054.20	8.94	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
MFS RESEARCH FUND CLASS R4
	61,659.87	32.48	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC BRANDENBURG INDUSTRIAL SERVICES CO. 100 MAGELLAN WAY COVINGTON KY 41015-1999
	24,435.11	12.87	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC ELIASSEN GROUP LLC 100 MAGELLAN WAY COVINGTON KY 41015-1999
	51,235.29	26.99	NATIONWIDE TRUST COMPANY C/O IPO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029
	23,745.37	12.51	MATRIX TRUST COMPANY TRUSTEE IHA OCCUPATIONAL HEALTH SERVICES RETIREMENT PLAN PO BOX 52129PHOENIX AZ 85072-2129

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	22,705.53	11.96	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS RESEARCH FUND CLASS R6
	10,254,918.68	30.83	STATE STREET BANK AS CUSTODIAN OF MFS GROWTH ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	8,053,077.39	24.21	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	4,847,768.08	14.57	STATE STREET BANK AS CUSTODIAN OF MFS AGG GROWTH ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	3,268,485.70	9.83	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS RESEARCH INTERNATIONAL FUND CLASS A
	12,963,045.96	43.06	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	9,044,680.56	30.05	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	2,154,722.39	7.16	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS RESEARCH INTERNATIONAL FUND CLASS B
	2,941.87	14.50	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	1,584.04	7.81	MFS HERITAGE TRUST COMPANY TTEE DAVID BOSWELL IRA EAST COAST INTERIORS 8 LLOYD FARM LN FAIRHAVEN MA 02719-4802
	1,228.64	6.06	MFS HERITAGE TRUST COMPANY TTEE PATRICIA A KUSTIN IRA LEE & ASSOC RESCUE EQUIPMENT SIMPLE 115 RALSTON RDGBOULDER CREEK CA 95006-8682
	1,032.78	5.09	LINCOLN INVESTMENT PLANNING LLC 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275
MFS RESEARCH INTERNATIONAL FUND CLASS C
	125,666.14	22.33	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	94,421.87	16.78	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	79,292.79	14.09	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	65,803.58	11.69	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	44,311.96	7.87	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	40,907.46	7.27	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	35,388.59	6.29	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS RESEARCH INTERNATIONAL FUND CLASS I
	13,379,677.53	23.18	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	9,665,382.92	16.74	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	5,278,925.51	9.15	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
	5,540,717.54	9.60	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	4,320,632.19	7.49	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	3,417,337.72	5.92	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS RESEARCH INTERNATIONAL FUND CLASS R1
	22,043.35	46.61	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	7,115.65	15.05	MID ATLANTIC TRUST COMPANY GOTTIER FUEL CO INC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	3,824.05	8.09	MID ATLANTIC TRUST COMPANY BRAINLINK INTERNATIONAL INC. 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	3,343.95	7.07	MID ATLANTIC TRUST COMPANY INTEGRATED WOOD COMPONENTS P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	4,116.04	8.70	JOHN GILLIGAN FURNITURE SHOP & TRUST 4259 S WESTERN BLVD CHICAGO IL 60609-2217
MFS RESEARCH INTERNATIONAL FUND CLASS R2
	1,259,799.82	43.50	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	677,888.37	23.41	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
	190,100.42	6.56	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	167,793.84	5.79	EMPOWER TRUST 8525 E ORCHARD RD C/O MUTUAL FUND TRADING GREENWOOD VILLAGE CO 80111-5002
MFS RESEARCH INTERNATIONAL FUND CLASS R3
	514,196.83	16.88	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	175,897.07	5.78	EMPOWER TRUST VARIOUS SUNTRUST ACCOUNTS 8515 E ORCHARD RD 2T2

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
			GREENWOOD VLG CO 80111-5002
	809,832.81	26.59	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	418,299.64	13.73	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	285,565.21	9.38	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS RESEARCH INTERNATIONAL FUND CLASS R4
	296,596.05	15.56	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	110,249.36	5.78	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	295,210.52	15.49	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	165,812.48	8.70	LINCOLN RETIREMENT SERVICES COMPANY GRTR LWRNC FAMILY HLTH CTR 403B PO BOX 7876 FORT WAYNE IN 46801-7876
	177,351.18	9.30	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	143,949.85	7.55	CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901
	98,373.41	5.16	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS RESEARCH INTERNATIONAL FUND CLASS R6
	450,334,063.17	75.39	STATE STREET BANK AS CUSTODIAN OF MFS INTERNATIONAL DIVERSIFICATION FUND 521W 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS SOUTH CAROLINA MUNICIPAL BOND FUND CLASS A
	7,778,832.18	58.96	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	818,628.61	6.20	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS SOUTH CAROLINA MUNICIPAL BOND FUND CLASS B
	2,289.52	49.41	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	1,241.18	26.79	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	762.45	16.46	WILLIAM E MCLEAN 28 BRISBANE DR CHARLESTON SC 29407-3419
	259.89	5.61	ADAM HILL JR WYNETTA G HILL JTTEN PO BOX 1014 ANNISTON AL 36202-1014

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS SOUTH CAROLINA MUNICIPAL BOND FUND CLASS I
	1,306,747.40	22.00	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	778,011.89	13.10	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	723,198.95	12.17	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	654,790.42	11.02	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	650,077.78	10.94	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	379,175.42	6.38	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	495,579.35	8.34	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	312,773.22	5.26	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS SOUTH CAROLINA MUNICIPAL BOND FUND CLASS R6
	1,924,276.23	99.46	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS TECHNOLOGY FUND CLASS A
	2,880,390.89	20.07	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,396,064.51	9.73	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	1,029,011.39	7.17	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	924,542.13	6.44	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	871,842.75	6.08	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS TECHNOLOGY FUND CLASS B
	100,661.92	29.98	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	53,900.31	16.05	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	24,903.82	7.42	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	23,007.67	6.85	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	21,058.60	6.27	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS TECHNOLOGY FUND CLASS C
	389,273.53	17.31	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	321,770.81	14.31	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	234,125.95	10.41	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	225,795.65	10.04	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	192,137.59	8.54	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	116,118.81	5.16	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
MFS TECHNOLOGY FUND CLASS I
	1,115,556.30	17.30	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	981,183.37	15.22	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	525,628.93	8.15	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	699,851.15	10.85	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	611,449.16	9.48	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	459,424.12	7.12	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	382,793.43	5.94	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	348,392.56	5.40	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	336,812.60	5.22	UBS WM USA SPEC CDY EXCL BEN CUST UBSFSI ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD FL 6 WEEHAWKEN NJ 07086-6761
MFS TECHNOLOGY FUND CLASS R1
	168,021.10	56.26	EQUITABLE LIFE 500 PLAZA DR SECAUCUS NJ 07094-3619
	27,868.87	9.33	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	15,301.85	5.12	ASCENSUS TRUST COMPANY VENTURA AIR CONDITIONING COMPANY 40 206745 PO BOX 10758 FARGO ND 58106-0758
MFS TECHNOLOGY FUND CLASS R2
	133,456.44	25.56	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	91,847.31	17.59	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	34,661.64	6.64	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	31,802.20	6.09	EQUITABLE LIFE 500 PLAZA DR SECAUCUS NJ 07094-3619
	28,913.71	5.54	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	28,155.86	5.39	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
MFS TECHNOLOGY FUND CLASS R3
	182,986.80	25.72	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	55,957.73	7.86	STATE STREET BANK CUSTODIAN ADP ACCESS LARGE MARKET 1 LINCOLN ST BOSTON MA 02111-2901
	44,494.85	6.25	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
	79,975.79	11.24	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	67,294.93	9.46	EMPOWER ANNUITY INSURANCE FUTURE FUNDS II 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS TECHNOLOGY FUND CLASS R4
	82,456.37	32.58	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
	36,820.73	14.55	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	36,066.95	14.25	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	18,828.25	7.44	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC MBA CSI 100 MAGELLAN WAY COVINGTON KY 41015-1999
	16,420.75	6.49	MATRIX TRUST COMPANY CUST OPPORTUNITY BANK OF MONTANA PROFIT PO BOX 52129 PHOENIX AZ 85072-2129
	19,240.60	7.60	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS TECHNOLOGY FUND CLASS R6
	816,622.79	18.48	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	533,453.47	12.07	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	238,731.47	5.40	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	431,916.77	9.78	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	288,534.46	6.53	MATRIX TRUST COMPANY AS AGENTNEWPORT TRUST COMPANY KROLL RETIREMENT SAVINGS PLAN35 IRON POINT CIRCLE FOLSOM CA 95630-8587
	232,497.01	5.26	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
MFS TOTAL RETURN BOND FUND CLASS A
	205,665,661.15	83.62	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS TOTAL RETURN BOND FUND CLASS B
	36,222.15	21.68	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	36,006.72	21.55	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	25,773.57	15.42	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	12,625.85	7.56	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS TOTAL RETURN BOND FUND CLASS C
	642,222.27	21.20	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	349,421.76	11.54	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	332,826.17	10.99	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	297,252.65	9.81	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	287,774.96	9.50	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	224,022.95	7.40	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	183,736.76	6.07	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	153,052.75	5.05	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS TOTAL RETURN BOND FUND CLASS I
	36,687,632.00	21.68	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	28,733,234.50	16.98	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	25,727,098.10	15.20	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	10,554,687.16	6.24	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	9,238,698.92	5.46	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS TOTAL RETURN BOND FUND CLASS R1
	47,896.73	35.36	JINA PHARMACEUTICALS INC TRUSTEE JINA PHARMACEUTICALS INC C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	37,400.13	27.61	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	23,562.65	17.40	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	7,813.23	5.77	JOSHUA ADCOCK TRUSTEE NORTH AMERICAN RAILWAY SVCS INCC/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
MFS TOTAL RETURN BOND FUND CLASS R2
	595,776.63	42.68	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	293,343.15	21.02	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	101,452.02	7.27	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	96,843.54	6.94	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS TOTAL RETURN BOND FUND CLASS R3
	5,475,529.05	65.64	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
MFS TOTAL RETURN BOND FUND CLASS R4
	452,999.92	10.61	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	298,931.73	7.00	EMPOWER TRUST VARIOUS SUNTRUST ACCOUNTS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	1,001,283.83	23.45	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	908,983.27	21.29	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	276,176.11	6.47	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC CHECK POINT SOFTWARE TECHNOLOGIES INC RETIRMENT PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1999
	305,740.02	7.16	NATIONWIDE TRUST COMPANY C/O IPO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	216,140.71	5.06	MATRIX TRUST COMPANY TRUSTEE EPLAN SVCS GROUP TRUST PO BOX 52129 PHOENIX AZ 85072-2129
MFS TOTAL RETURN BOND FUND CLASS R6
	149,067,990.18	37.89	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	58,592,161.83	14.89	STATE STREET BANK AS CUSTODIAN OF MFS MODERATE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
	56,864,158.94	14.45	STATE STREET BANK AS CUSTODIAN OF MFS CONSERVATIVE ALLOCATION FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102
MFS TOTAL RETURN FUND CLASS A
	71,395,917.80	28.30	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	16,239,668.49	6.44	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	13,674,730.49	5.42	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	13,421,801.62	5.32	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS TOTAL RETURN FUND CLASS B
	195,812.20	17.37	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	119,207.22	10.57	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	99,507.24	8.82	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	69,049.21	6.12	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS TOTAL RETURN FUND CLASS C
	1,594,267.85	13.91	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	1,511,357.36	13.19	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	1,350,540.12	11.78	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	1,319,678.92	11.51	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	918,205.19	8.01	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	837,214.34	7.30	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS TOTAL RETURN FUND CLASS I
	6,695,206.78	13.65	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	6,302,936.39	12.85	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	3,947,027.72	8.04	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	4,380,210.34	8.93	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	3,817,210.03	7.78	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	3,438,307.62	7.01	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	2,846,344.35	5.80	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	2,589,044.28	5.28	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
MFS TOTAL RETURN FUND CLASS R1
	219,202.46	65.82	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	27,661.28	8.31	EQUITABLE LIFE 500 PLAZA DR SECAUCUS NJ 07094-3619
MFS TOTAL RETURN FUND CLASS R2
	1,060,841.62	26.81	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	1,050,080.46	26.53	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	641,167.76	16.20	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	493,860.59	12.48	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
MFS TOTAL RETURN FUND CLASS R3
	2,842,971.39	25.70	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
	654,384.27	5.92	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	1,511,992.52	13.67	CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901
	1,117,005.97	10.10	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	950,079.86	8.59	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038
	736,803.42	6.66	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
MFS TOTAL RETURN FUND CLASS R4

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	702,398.26	17.43	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	699,270.47	17.36	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	589,734.85	14.64	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	444,267.28	11.03	CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901
	411,475.26	10.21	NATIONWIDE TRUST COMPANY PO BOX 182029 COLUMBUS OH 43218-2029
	320,116.49	7.94	STATE STREET BANK CUSTODIAN ADP ACCESS LARGE MARKET 1 LINCOLN ST BOSTON MA 02111-2901
MFS TOTAL RETURN FUND CLASS R6
	23,167,591.59	38.46	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
	14,332,479.56	23.79	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	3,018,033.50	5.01	EMPOWER TRUST CERTAIN RETIREMENT PLANS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	3,202,635.59	5.32	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS U.S. GOVERNMENT MONEY MARKET FUND
	145,345,720.27	40.14	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	20,784,054.15	5.74	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS US GOVERNMENT CASH RESERVE FUND CLASS A
	49,368,036.40	32.25	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS US GOVERNMENT CASH RESERVE FUND CLASS B
	266,789.84	11.62	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	159,230.89	6.93	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS US GOVERNMENT CASH RESERVE FUND CLASS C
	1,662,106.76	11.53	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	1,295,621.76	8.99	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	1,091,287.98	7.57	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS US GOVERNMENT CASH RESERVE FUND CLASS I
	1,284,309.25	7.85	MFS HERITAGE TRUST COMPANY TRUSTEE IRA R/O JOHN M MCGRATH 2360 HICKORY ST SAN DIEGO CA 92103-1048
	1,011,290.32	6.18	DAVID A ANTONELLI LISA M ANTONELLI 111 HUNTINGTON AVE BOSTON MA 02199-7632
	970,632.21	5.93	MFS HERITAGE TRUST COMPANY TRUSTEE ROBERT E BUTLER IRA ROBERT E BUTLER SEP PLAN 804 W PARK AVESTATE COLLEGE PA 16803-3429
MFS US GOVERNMENT CASH RESERVE FUND CLASS R1
	6,844,685.22	98.66	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS US GOVERNMENT CASH RESERVE FUND CLASS R2
	15,906,739.91	92.97	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
MFS US GOVERNMENT CASH RESERVE FUND CLASS R3
	10,002,656.59	68.00	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	4,172,043.19	28.36	MATRIX TRUST COMPANY AS AGENTNHL SERP TEAM EXECUTIVES 717 17TH ST STE 1300 DENVER CO 80202-3304
MFS US GOVERNMENT CASH RESERVE FUND CLASS R4
	61,011.23	100.00	MASSACHUSETTS FINANCIAL SERVICES CO 19TH FL 111 HUNTINGTON AVE BOSTON MA 02199-7632
MFS US GOVERNMENT CASH RESERVE FUND CLASS R6
	95,054,192.97	37.23	MAC & CO 353624 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	42,057,163.09	16.47	MAC & CO 352057 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	41,497,373.06	16.25	MAC & CO 352058 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	27,491,711.19	10.77	MAC & CO 352059 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	24,119,964.95	9.45	MAC & CO 351999 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
	16,737,073.19	6.55	MAC & CO 351998 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502
MFS UTILITIES FUND CLASS A
	9,944,079.86	13.39	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	6,501,136.96	8.75	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	6,482,828.26	8.73	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	6,397,816.34	8.61	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	5,604,243.30	7.55	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS UTILITIES FUND CLASS B
	54,230.19	12.30	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	52,074.82	11.81	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	34,849.67	7.90	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS UTILITIES FUND CLASS C
	443,037.38	16.69	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	334,329.03	12.60	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	256,914.30	9.68	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	208,457.11	7.85	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	207,575.79	7.82	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	183,309.78	6.91	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	135,650.07	5.11	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS UTILITIES FUND CLASS I
	3,694,610.78	15.59	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	3,424,955.25	14.45	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,623,496.49	11.07	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	2,466,251.95	10.40	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	2,302,633.35	9.71	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	1,689,441.61	7.13	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151
	1,563,015.93	6.59	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	1,484,642.11	6.26	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS UTILITIES FUND CLASS R1
	54,612.70	27.73	EQUITABLE LIFE 500 PLAZA DR SECAUCUS NJ 07094-3619

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	29,831.60	15.15	MID ATLANTIC TRUST COMPANY OAKTREE FUNDING CORP PROFIT 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228
	25,855.30	13.13	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	14,591.15	7.41	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	12,249.69	6.22	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	10,780.09	5.47	NATIONWIDE TRUST COMPANY PO BOX 182029 COLUMBUS OH 43218-2029
MFS UTILITIES FUND CLASS R2
	234,152.84	21.41	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	240,388.90	21.98	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	182,122.95	16.65	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	61,926.54	5.66	AMERICAN UNITED LIFE GROUP RETIREMENT ANNUITY ATTN S PO BOX 368 INDIANAPOLISI N 46206-0368
MFS UTILITIES FUND CLASS R3
	4,878,684.15	70.90	JOHN HANCOCK LIFE INSURANCE COMPANY USA 200 BERKELEY ST BOSTON MA 02116-5023
	369,791.00	5.37	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS UTILITIES FUND CLASS R4
	224,495.55	26.30	NATIONWIDE TRUST COMPANY PO BOX 182029 COLUMBUS OH 43218-2029
	88,531.32	10.37	EMPOWER TRUST EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	65,058.77	7.62	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	51,398.97	6.02	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	51,148.91	5.99	CITY OF MANCHESTER C/O MISSIONSQUARE RETIREMENT ONE CITY HALL PLAZA MANCHESTER NH 03101-2025
MFS UTILITIES FUND CLASS R6
	528,085.51	13.37	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	252,677.11	6.40	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	414,609.63	10.50	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	291,877.55	7.39	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	277,794.55	7.03	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS VALUE FUND CLASS A
	63,964,232.31	41.04	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	27,829,913.76	17.86	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	8,284,935.49	5.32	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS VALUE FUND CLASS B
	74,039.96	22.48	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	42,080.42	12.77	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	31,593.64	9.59	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	27,969.48	8.49	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS VALUE FUND CLASS C
	1,305,189.43	15.92	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	922,740.31	11.25	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	914,709.56	11.15	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	851,018.07	10.38	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	731,345.53	8.92	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	676,425.97	8.25	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	580,442.59	7.08	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	541,230.30	6.60	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS VALUE FUND CLASS I
	82,894,871.40	16.80	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	78,320,420.78	15.88	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	72,890,903.77	14.77	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	58,622,905.25	11.88	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	57,788,393.10	11.71	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	42,885,193.13	8.69	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
MFS VALUE FUND CLASS R1
	43,463.44	21.25	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
	31,833.48	15.57	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	27,185.29	13.29	MATRIX TRUST COMPANY AS AGENT ADVISOR TRUST INC ASPIRE- INVESTLINK 717 17TH ST STE 1300 DENVER CO 80202-3304
	16,180.12	7.91	EQUITABLE LIFE 500 PLAZA DR SECAUCUS NJ 07094-3619
	15,214.98	7.44	ROCKWOOD ELECTRIC UTILITY OPEB PO BOX 1090 PARIS TN 38242-1090
MFS VALUE FUND CLASS R2
	857,757.99	16.14	TALCOTT RESOLUTION LIFE INSURANCE C OMNITAL998 PO BOX 5051 HARTFORD CT 06102-5051
	837,177.56	15.75	VOYA RETIREMENT INS & ANNUITY CO 1 ORANGE WAY B3N WINDSOR CT 06095-4773
	488,082.25	9.18	EMPOWER TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002
	579,360.80	10.90	STATE STREET BANK & TRUST TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2900
	490,775.45	9.23	MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001
	471,519.78	8.87	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS VALUE FUND CLASS R3
	21,460,935.72	40.92	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	2,806,959.74	5.35	EMPOWER TRUST EMPLOYEE BENEFIT CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002
	3,509,807.96	6.69	DCGT PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001
MFS VALUE FUND CLASS R4

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	11,488,762.21	35.89	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	3,746,856.73	11.70	VANTAGETRUST - UNITIZED C/O ICMA RETIREMENT CORPORATION 777 N CAPITOL ST NE WASHINGTON DC 20002-4239
MFS VALUE FUND CLASS R6
	95,637,907.33	23.64	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	78,958,303.04	19.52	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS VIRGINIA MUNICIPAL BOND FUND CLASS A
	5,286,989.90	24.98	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	4,638,016.31	21.91	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	2,384,116.29	11.26	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	1,511,260.98	7.14	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	1,072,271.60	5.07	CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1901
	1,314,445.68	6.21	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
MFS VIRGINIA MUNICIPAL BOND FUND CLASS B
	10,123.75	49.01	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	8,971.79	43.43	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,335.97	6.47	SANDRA C WOOD 4457 JOPLING RD BEDFORD VA 24523-5148
MFS VIRGINIA MUNICIPAL BOND FUND CLASS C
	115,228.06	22.19	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
	103,000.74	19.84	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	79,409.53	15.29	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	63,558.49	12.24	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	56,379.28	10.86	MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484
	32,702.90	6.30	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
MFS VIRGINIA MUNICIPAL BOND FUND CLASS I

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
	3,186,898.99	28.19	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002
	2,366,927.32	20.94	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	852,950.71	7.55	MORGAN STANLEY SMITH BARNEY 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965
	806,859.13	7.14	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	700,950.23	6.20	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
	687,046.00	6.08	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	565,391.34	5.00	UBS WM USA SPEC CDY EXCL BEN CUST UBSFSI ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD FL 6 WEEHAWKEN NJ 07086-6761
MFS VIRGINIA MUNICIPAL BOND FUND CLASS R6
	2,722,553.02	94.81	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
MFS WEST VIRGINIA MUNICIPAL BOND FUND CLASS A
	2,892,826.13	42.32	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,092,857.85	15.99	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	982,418.40	14.37	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	434,430.00	6.35	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1102
MFS WEST VIRGINIA MUNICIPAL BOND FUND CLASS B
	2,248.87	58.00	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710
	1,120.99	28.91	MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632
	507.66	13.09	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091
MFS WEST VIRGINIA MUNICIPAL BOND FUND CLASS I
	837,706.91	35.82	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523
	308,138.34	13.18	HOSSEIN YASSINI-FARD U/DELAWARE UNIF TOD ACT 1315 NATIONAL RD APT 304 WHEELING WV 26003-7522
	232,493.30	9.94	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995
	173,235.35	7.41	AMERICAN ENTERPRISE INVESTMENT 707 2ND AVE S MINNEAPOLIS MN 55402-2405
	164,715.30	7.04	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091

FUND and CLASS NAME	NUMBER OF OUTSTANDING SHARES BENEFICIALLY OWNED	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS WEST VIRGINIA MUNICIPAL BOND FUND CLASS R6
	458,147.97	98.64	EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710

PO Box 43131 Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Eastern Time on November 14, 2024)
VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Eastern Time on November 14, 2024)
VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Eastern Time on November 14, 2024)
Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing

PROXY

MFS® SERIES TRUST I, II, III, IV, V, VI, VII, VIII, IX, X, XI, XII, XIII, XV, XVI, XVII,
MFS® MUNICIPAL SERIES TRUST, MASSACHUSETTS INVESTORS GROWTH STOCK FUND and MASSACHUSETTS INVESTORS TRUST
111 Huntington Avenue, Boston, Massachusetts 02199
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 14, 2024

This proxy is solicited by and on behalf of the Board of Trustees of each Trust.

The signer of this proxy card hereby appoints Christopher R. Bohane, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, Matthew A. Stowe, and William B. Wilson and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the Fund(s) listed on the reverse side (each a series of the “Trust“), to be held on Thursday, November 14, 2024 at 10:30 a.m., Eastern Time, and at any adjournments thereof, all of the common shares of each series of the Trust that the undersigned would be entitled to vote if personally present. Only a Fund’s shareholders of record on August 23, 2024 will be entitled to vote at that Fund’s Special Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF ANY NOMINEE FOR TRUSTEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE FOR THE ELECTION OF ANY OTHER PERSON IN PLACE OF SUCH NOMINEE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THE TRUSTEES THAT OVERSEE YOUR FUND RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

MFS_34066_081524

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be held on November 14, 2024.
The Proxy Statement and Proxy Card for this meeting is available at https://www.proxy-direct.com/mfs-34066

FUNDS
[Fund Name Drop-In]

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal	THE TRUSTEES THAT OVERSEE YOUR FUND RECOMMEND A VOTE “FOR” THE PROPOSAL

1.  To elect, effective as of January 1, 2025, twelve nominees as Trustees of each of the Trusts of which the Funds are series.

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Steven E. Buller	02. John A. Caroselli	03. Maureen R. Goldfarb	04. Peter D. Jones
05. John P. Kavanaugh	06. James W. Kilman, Jr.	07. Clarence Otis, Jr.	08. Michael W. Roberge
09. Maryanne L. Roepke	10. Paula E. Smith	11. Laurie J. Thomsen	12. Darrell A. Williams

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.

________________________________________________________________________________________

2. To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	MFS1 34066	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Eastern Time on November 14, 2024)
VOTE BY TELEPHONE Call toll free: 1-866-298-8476 Follow the recorded instructions available 24 hours (until 10:00 a.m. Eastern Time on November 14, 2024)
VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Eastern Time on November 14, 2024)
Do not mail your Voting Instruction Card when you vote by phone or internet

Please detach at perforation before mailing

VOTING INSTRUCTION CARD

MFS® SERIES TRUST I, II, III, IV, V, VI, VII, VIII, IX, X, XI, XII, XIII, XV, XVI, XVII,
MFS® MUNICIPAL SERIES TRUST, MASSACHUSETTS INVESTORS GROWTH STOCK FUND and MASSACHUSETTS INVESTORS TRUST
111 Huntington Avenue, Boston, Massachusetts 02199
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 14, 2024

[INSURANCE COMPANY DROP-IN]

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Insurance Company”) to vote and act with respect to all shares of the Fund(s) listed on the reverse side (each a series of the “Trust“) that are attributable to his or her contract or interest therein and held in the Insurance Company separate account, at the Special Meeting of Shareholders to be held at 10:30 a.m., Eastern Time, on Thursday, November 14, 2024, and any adjournment thereof. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting or any adjournments thereof.

If you sign on the reverse side but do not mark instructions, the Insurance Company will vote all shares of the Fund(s) attributable to your account value FOR the Proposal. If you do not return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-298-8476

MFS_34066_081524_VI

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

xxxxxxxxxxxxxx	code

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be held on November 14, 2024.
The Proxy Statement and Proxy Card for this meeting is available at https://www.proxy-direct.com/mfs-34066

FUNDS
[Fund Name Drop-In]

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal	THE TRUSTEES THAT OVERSEE YOUR FUND RECOMMEND A VOTE “FOR” THE PROPOSAL

1.  To elect, effective as of January 1, 2025, twelve nominees as Trustees of each of the Trusts of which the Funds are series.

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Steven E. Buller	02. John A. Caroselli	03. Maureen R. Goldfarb	04. Peter D. Jones
05. John P. Kavanaugh	06. James W. Kilman, Jr.	07. Clarence Otis, Jr.	08. Michael W. Roberge
09. Maryanne L. Roepke	10. Paula E. Smith	11. Laurie J. Thomsen	12. Darrell A. Williams

To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.

________________________________________________________________________________________

2. To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	MFS2 34066	xxxxxxxx

PO Box 43131 Providence, RI 02940-3131
IMPORTANT PROXY INFORMATION
Your Vote Counts!

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET.
When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Special Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the MFS FUNDS Special Meeting of Shareholders to Be Held on November 14, 2024.

The Special Meeting of Shareholders of MFS Funds will be held on November 14, 2024, at 10:30 a.m., (Eastern Standard Time), at 111 Huntington Avenue, Boston, Massachusetts 02199.

As a shareholder, it is important for you to vote! On the back of this Notice (as defined below), you will find a summary of the proposal being voted on at the Special Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials (as defined below) that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials before voting. The Proxy Materials also include instructions on how to vote your shares.

The Proxy Materials, which include The Proxy Statement, the accompanying Notice of a Special Meeting of Shareholders and the Proxy Card, are available at:

https://www.proxy-direct.com/mfs-34066

If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than November 4, 2024, to facilitate timely delivery.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/mfs-34066

On this site you can view the Proxy Materials online, request paper copies, request an email with a link to the Proxy Materials and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Materials and your fund’s most recent annual report with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the Shareholder Meeting and/or to set future delivery preferences.

- Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.

- If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the email address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN NOVEMBER 4, 2024, TO FACILITATE TIMELY DELIVERY.

MFS_34066_NA_081524

FUNDS
[Fund Name Drop-In]

The following matters will be considered at the Meeting:

1. To elect, effective as of January 1, 2025, twelve nominees as Trustees of each of the Trusts of which the Funds are series.

01. Steven E. Buller	02. John A. Caroselli	03. Maureen R. Goldfarb	04. Peter D. Jones
05. John P. Kavanaugh	06. James W. Kilman, Jr.	07. Clarence Otis, Jr.	08. Michael W. Roberge
09. Maryanne L. Roepke	10. Paula E. Smith	11. Laurie J. Thomsen	12. Darrell A. Williams

2. To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

If you wish to attend the Special Meeting, please follow the instructions in the Proxy Materials and bring this Notice and proper identification with you to the Special Meeting.

Please refer to the Proxy Materials for further details on the proposals and for instructions on how to vote your shares.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?
Your Fund(s) has elected to utilize the Notice and Access distribution model pursuant to a rule adopted by the U.S. Securities and Exchange Commission (“SEC”) in 2007. Notice and Access allows mutual funds and public companies to furnish proxy materials to shareholders over the Internet by providing shareholders with a notice indicating how to access the proxy materials online, as well as instructions on how shareholders can request a full set of printed proxy materials via mail. As a shareholder, you can select the means by which you access the Proxy Materials. You can view the Proxy Materials electronically via the Internet, or request a full set of printed Proxy Materials for this Meeting and all future shareholder meetings, or you can make that choice on a case by case basis.

How do I access the Proxy Materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access the Proxy Materials electronically or request a full set of printed Proxy Materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Telephone by using the Control Number and Security Code on the front of this Notice. The Touch Tone phone number for voting is different from the ordering phone number and is displayed on the website. If you want to vote via mail, you will need to request a paper copy of the Proxy Materials to receive a Proxy Card and Return Envelope.

If I request printed Proxy Materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

MFS_34066_NA_081524